                                                                    EXHIBIT 10.1

                                CREDIT AGREEMENT

                                   dated as of
                                  June 20, 2003

                                      among

                                    PASUG LLC
                                 GUSAP PARTNERS
                        GERDAU AMERISTEEL SAYREVILLE INC.
                       GERDAU AMERISTEEL PERTH AMBOY INC.
                            GERDAU AMERISTEEL US INC.
                       GERDAU AMERISTEEL LAKE ONTARIO INC.
                     GERDAU AMERISTEEL DISTRIBUTION US INC.
                            PORTER BROS. CORPORATION
                             MFT ACQUISITION, CORP.
                               as the US Borrowers

                                       and

                          GERDAU AMERISTEEL CORPORATION
                   GERDAU AMERISTEEL MRM SPECIAL SECTIONS INC.
                   GERDAU AMERISTEEL DISTRIBUTION CANADA LTD.
                        GERDAU AMERISTEEL CAMBRIDGE INC.
                            as the Canadian Borrowers

                                       and

                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                as the Administrative Agent, the Collateral Agent
                            and the Co-Lead Arranger

                                       and

                        CIT BUSINESS CREDIT CANADA INC.,
       as the Canadian Administrative Agent, the Canadian Collateral Agent
                            and the Co-Lead Arranger

                                       and

           BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADIAN BRANCH),
                            as the Syndication Agent

                                       and

                         BANC OF AMERICA SECURITIES, LLC
                   as the Co-Lead Arranger and Co-Book Runner

                                       and

                          J.P. MORGAN SECURITIES INC.,
              as the Co-Documentation Agent and the Co-Book Runner

                                       and

                             GE CANADA FINANCE INC.,
                          as the Co-Documentation Agent

                                       and

                             FINANCIAL INSTITUTIONS,

                         NOW OR HEREAFTER PARTIES HERETO
                                 as the Lenders


                    MULTI-CURRENCY REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT (this "AGREEMENT") is made and entered into as of the 20th day of June, 2003, among Gerdau Ameristeel Corporation, an Ontario corporation (the "COMPANY"), Gerdau Ameristeel MRM Special Sections Inc., a Saskatchewan corporation ("MRM SPECIAL SECTIONS"), Gerdau Ameristeel Distribution Canada Ltd., an Ontario corporation ("DISTRIBUTION"), Gerdau Ameristeel Cambridge Inc., a Saskatchewan corporation ("CAMBRIDGE", and collectively with the Company, MRM Special Sections and Distribution, the "CANADIAN BORROWERS", and individually, a "CANADIAN BORROWER ), GUSAP Partners, a Delaware general partnership ("GUSAP"), PASUG LLC, a Delaware limited liability company ("PASUG"), Gerdau Ameristeel Sayreville Inc., a Delaware corporation ("SAYREVILLE"), Gerdau Ameristeel Perth Amboy Inc., a New Jersey corporation ("PERTH AMBOY"), Gerdau Ameristeel U.S. Inc., a Florida corporation ("AMERISTEEL U.S."), Gerdau Ameristeel Lake Ontario Inc., a Delaware corporation ("LAKE ONTARIO"), Gerdau Ameristeel Distribution US Inc., a Delaware corporation ("DISTRIBUTION US"), Porter Bros. Corporation, a North Dakota corporation ("PORTER BROS."), MFT Acquisition, Corp., a Delaware corporation ("MFT", and collectively with GUSAP, PASUG, Sayreville, Perth Amboy, Ameristeel U.S., Lake Ontario, Distribution US and Porter Bros., the "U.S. BORROWERS" and individually, a "U.S. BORROWER"; the US Borrowers and the Canadian Borrower are together referred to herein as the "BORROWERS" and individually, a "BORROWER"), The CIT Group/Business Credit, Inc., as the Administrative Agent, the Collateral Agent and Co-Lead Arranger, CIT Business Credit Canada Inc., as the Canadian Administrative Agent, the Canadian Collateral Agent and Co-Lead Arranger, Bank of America, N.A., as Syndication Agent, Banc of America Securities, LLC., as Co-Lead Arranger and Co-Book Runner, J.P. Morgan Securities Inc., as Co-Documentation Agent and Co-Book Runner, GE Canada Finance Inc., as Co-Documentation Agent, the Issuing Banks (as defined below), each additional Issuing Bank hereunder from time to time, and each of the lenders that is a signatory hereto or which hereafter becomes a party hereto as provided in
Section 10.7, including the US Swingline Lender and the Canadian Swingline Lender (as defined below) (individually, a "LENDER" and, collectively, the "LENDERS").

                                    RECITALS:

                  WHEREAS, the Borrowers have requested that the Lenders extend to the Borrowers a revolving credit facility of up to U.S.$350,000,000; and

                  WHEREAS, the Lenders have agreed to extend such revolving credit facility to the Borrowers subject to and upon the terms and conditions of this Agreement.


                                   AGREEMENTS:

                  In consideration of the mutual covenants and agreements herein contained, the Borrowers, the Lenders, the Issuing Banks and the Agents hereby agree as follows:

                                   ARTICLE 1
                            DEFINITIONS; CONSTRUCTION

SECTION 1.1 DEFINITIONS. As used herein, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined). Reference to any party in a Financing Document means that party and its successors and permitted assigns.

                  "144A INDENTURE" means that certain Indenture, to be dated on or about June 26, 2003, by and among the Company, GUSAP, the Subsidiary Guarantors (as defined therein) and SouthTrust Bank, as amended, supplemented or otherwise modified or restated from time to time.

                  "144A NOTES" means the unsecured senior notes in a principal amount of U.S.$405,000,000 issued pursuant to the 144A Indenture.

                  "144A TRANSACTION" means the issuance by the Company and GUSAP of unsecured senior notes in a principal amount of U.S.$405,000,000 pursuant to and as more particularly described in the 144A Indenture.

                  "65% ADVANCE RATE PERIOD" means the period commencing on the Closing Date and ending on the earlier of (a) the date which is nine (9) months following the Closing Date and (b) the date on which an inventory appraisal, obtained in accordance with Section 2.29, is provided to the Administrative Agent and the Canadian Administrative Agent, which inventory appraisal evidences that the appraised net recovery value of the Canadian Borrowers' Eligible Inventory and each US Operating Borrower's Eligible Inventory, determined by reference to the net recovery percentages determined by such inventory appraisal, is, in each case, equal to or greater than 65%.

                  "ABR" shall have the meaning provided in Section 2.6(a).

                  "ABR LOAN" means a Revolving Credit Loan or US Swingline Loan bearing interest at the rate provided in Section 2.6(a).

                  "ACCOUNT" has the meaning given to such term in Section 9-102(a)(2) of the UCC or Section 1 of the PPSA, as applicable.

                  "ACCOUNT PARTY" shall have the meaning assigned to such term in Section 2.3(d).

                  "ACQUISITION" means any transaction, or any series of related transactions, consummated after the Closing Date, by which any Credit Party, directly or indirectly, by means of a take-over bid, tender offer, amalgamation, merger, purchase of assets or otherwise (a) acquires any business or all or substantially all of the assets of any Person engaged in any business, (b) acquires control of securities of a Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing position if the business affairs of such Person are managed by a board of directors or other governing body, or (c) acquires control of more than 50% of the ownership interest in any Person engaged in any business that is not managed by a board of directors or other governing body.

                  "ADJUSTED INTEREST EXPENSE" means the total Interest Expense of the Company and the other Credit Parties on a consolidated basis and for any period less any non cash Interest Expense.

                  "ADMINISTRATIVE AGENT" means The CIT Group/Business Credit, Inc., acting in the capacity and to the extent described in Article 9, and any successor to The CIT Group/Business Credit, Inc. acting in such capacity.

                  "ADVANCE NOTICE" means written or telecopy notice (with telephonic confirmation in the case of telecopy notice), which in each case shall be irrevocable, from the applicable Borrowers to be received by the Administrative Agent (or the Canadian Administrative Agent (with a copy to the Administrative Agent) in the case of any Borrowing, conversion, continuation or prepayment of Canadian Loans) before 11:00 a.m., Eastern time, by the number of Business Days in advance of any Borrowing, conversion, continuation or prepayment of any Loan or Loans pursuant to this Agreement as respectively indicated below:

                 (a)      LIBOR Loans - 3 Business Days;

                 (b)      ABR Loans - Same Business Day;

                 (c)      Canadian Prime Loans - Same Business Day; and

                 (d)      B/A Loans - 3 Business Days

                  For the purpose of determining the applicable period of Advance Notice in the case of the conversion from one Type of Loan into another, the Loans into which there is to be a conversion shall control. The Administrative Agent, the Canadian Administrative Agent, each Issuing Bank and each Lender are entitled to rely upon and act upon telecopy notice made or purportedly made by the Borrowers, and the Borrowers hereby waive the right to dispute the authenticity and validity of any such transaction once the Administrative Agent, the Canadian Administrative Agent or any Lender has advanced funds or any Issuing Bank has issued Letters of Credit, absent manifest error.

                  "AFFILIATE" means (a) any Person controlling, controlled by or under common control with any other Person, (b) with respect to any Person, any other Person who is an officer, director, managing member, partner, trustee or beneficiary of such Person, and (c) any Person who is a spouse, sibling, parent, grandparent, child or grandchild of a Person described in clauses (a) or (b) preceding. For purposes of this definition, "CONTROL" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to either (a) vote 10% or more of the Voting Stock of such Person unless another Person has beneficial ownership of more than 50% of such Voting Stock or (b) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AFTER TAX BASIS" means on a basis such that any payment to be received or receivable by any Person is supplemented by a further payment or payments to that Person so that the sum of all such payments, after deducting all Taxes (taking into account any related credits or deductions) payable by such Person under any law or Governmental Authority, is equal to the payment due to such Person, provided, that for these purposes, such Person shall be assumed to be subject to tax at the highest marginal rate(s) applicable to such Person with respect to the amounts in question.

                  "AGENT" means either of the Administrative Agent or the Canadian Administrative Agent, and "AGENTS" means both such Agents collectively.

                  "AGENT ADVANCES" shall have the meaning given to such term in
Section 2.28.

                  "AGGREGATE CANADIAN REVOLVING CREDIT EXPOSURE" means the sum of all of the Canadian Revolving Lenders' Canadian Revolving Credit Exposures.

                  "AGGREGATE REVOLVING CREDIT EXPOSURE" means the sum of all of the Revolving Lenders' Revolving Credit Exposures.

                  "AGGREGATE US REVOLVING CREDIT EXPOSURE" means the sum of all of the US Lenders' US Revolving Credit Exposures.

                  "AGREEMENT" means this Credit Agreement, as further amended, supplemented or otherwise modified or restated from time to time.

                  "ALLOCATED US REVOLVING CREDIT EXPOSURE" means, in respect of a US Borrower, that portion of the Aggregate US Revolving Credit Exposure which, as a result of the allocation of Borrowings to a US Operating Borrower in accordance with the terms hereof, is attributable to such US Operating Borrower.

                  "AMERISTEEL U.S. OPERATING ACCOUNT" means the account maintained by Ameristeel U.S. at a financial institution acceptable to the Administrative Agent, acting reasonably.

                  "APPLICABLE MARGIN" means, on any day and with respect to any Loan, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the average daily Excess Availability for the most recently ended Fiscal Quarter with respect to which the Borrowers have delivered Borrowing Base Reports in accordance with Section 6.10:


                                                                                 CANADIAN PRIME
                                             LIBOR LOAN/          ABR LOAN         RATE LOAN       COMMITMENT FEE
                                               BA LOAN           APPLICABLE        APPLICABLE        APPLICABLE
                                          APPLICABLE MARGIN        MARGIN            MARGIN            MARGIN
          EXCESS AVAILABILITY                 PERCENTAGE         PERCENTAGE        PERCENTAGE        PERCENTAGE
----------------------------------------- ------------------- ----------------- ----------------- -----------------
Greater than $170,000,000                       2.00%               Nil              0.25%             0.25%
----------------------------------------- ------------------- ----------------- ----------------- -----------------

Equal to or less than $170,000,000 but
greater than $100,000,000                       2.25%               Nil              0.50%             0.25%
----------------------------------------- ------------------- ----------------- ----------------- -----------------
Equal to or less than $100,000,000 but
greater than $70,000,000                        2.50%              0.25%             0.75%             0.50%
----------------------------------------- ------------------- ----------------- ----------------- -----------------
Equal to or less than $70,000,000               2.75%              0.50%             1.00%             0.50%
----------------------------------------- ------------------- ----------------- ----------------- -----------------

Each change in the Applicable Margin based on a change in the Excess Availability (or the Borrower's failure to deliver Borrowing Base Reports as required by Section 6.10) shall be effective as of the first day of the first month immediately following the month in which the applicable Borrowing Base Reports have been delivered, but based upon the Borrowing Base Reports as at the end of the immediately preceding month. Notwithstanding the foregoing, for the period from the Closing Date through December 31, 2003, the Applicable Margin for LIBOR Loans and B/A Loans will be 2.25%, the Applicable Margin for ABR Loans shall be nil, the Applicable Margin for Canadian Prime Rate Loans shall be 0.50% and the Applicable Margin for commitment fees payable pursuant to Section 2.13(a) and (b) shall be 0.25%. If at any time the Borrower fails to deliver Borrowing Base Reports as required by Section 6.10 on or before the date required pursuant to Section 6.10 (without regard to grace periods), the Applicable Margins will be the highest margins provided for in the above table from the date such Borrowing Base Reports are due pursuant to Section 6.10 (without regard to grace periods) through the date the Administrative Agent receives all Borrowing Base Reports which are then due pursuant to Section 6.10.

                  "APPLICABLE PERCENTAGE" means, (a) with respect to any US Revolving Lender, such US Revolving Lender's US Revolving Credit Percentage, and
(b) with respect to any Canadian Revolving Lender, such Canadian Revolving Lender's Canadian Revolving Credit Percentage, as applicable.

                  "APPLICABLE US OPERATING BORROWER" shall have the meaning given to such term in Section 2.2(a)(2).

                  "APPLICATION" means an "Application and Agreement for Letters of Credit," or similar instruments or agreements, entered into between a Borrower and an Issuing Bank in connection with any Letter of Credit.

                  "ASSESSMENT RATE" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent, acting reasonably, to be representative of the cost of such insurance to the Lenders.

                  "ASSIGNMENT AND ACCEPTANCE" shall have the meaning provided in
Section 10.7(b).

                  "AVAILABILITY RESERVES" means, as of any date of determination, such amounts as the Administrative Agent or the Canadian Administrative Agent may from time to time establish and revise in its reasonable discretion reducing the US Borrowing Base of any US Borrower and/or the Canadian Borrowing Base which would otherwise be available to the Borrowers under the lending formulas provided for herein (a) to reflect criteria, events, conditions, contingencies or risks which, as determined by the Administrative Agent or the Canadian Administrative Agent in its reasonable discretion, do or may affect either (i) any component of the US Borrowing Base of any US Borrower or the Canadian Borrowing Base or their value, (ii) the assets, business, financial performance, financial condition or prospects of any Borrower, or
(iii) the security interests and other rights of the Administrative Agent and the Canadian Administrative Agent in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect the Administrative Agent's or the Canadian Administrative Agent's customary practice or its reasonable belief that any collateral report or financial information furnished by or on behalf of any Borrower to any Agent or any Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts which the Administrative Agent or the Canadian Administrative Agent determines constitutes a Default or an Event of Default. Without limiting the foregoing, the Administrative Agent or the Canadian Administrative Agent, in its reasonable discretion, may establish and/or increase Availability Reserves in respect of (a) fabrication accounts, (b) health insurance self-funding obligations, (c) rent at leased locations which may be subject to statutory or contractual landlord liens, (d) Dilution of accounts, (e) warehouseman's or bailee's charges, where no Bailee's Letter is in effect, (f) inventory shrinkage, (g) slow moving or obsolete Inventory, (h) liabilities of any Credit Party under any Cash Management Agreement, Swap Agreement or other swap, cap, floor, collar, futures contract or option designed to hedge against fluctuations in commodity prices, securities prices or other financial market conditions, (i) statutory claims, deemed trusts or inventory subject to rights of suppliers under Section 81.1 of Bankruptcy and Insolvency Act (Canada), (j) employee or employee benefit related liabilities, and (k) any other claims which may have priority over the claims of the Agents and the Lenders. Any Availability Reserve resulting from the establishment of a new reserve category shall not become effective until the third Business Day following written notice of the establishment of such new reserve category has been given by the Administrative Agent or the Canadian Administrative Agent to the applicable Borrowers.

                  "B/A LOAN" means a C$ Denominated Loan bearing interest based upon the CDOR Rate.

                  "BAILEE" means any Person who is in possession of any inventory of any Credit Party on behalf of such Credit Party.

                  "BAILEE'S LETTER" means a letter substantially in the form attached as Exhibit A executed by any Bailee pursuant to which such Bailee acknowledges the Administrative Agent's Lien or the Canadian Administrative Agent's Lien, as applicable, with respect thereto.

                  "BANKRUPTCY CODE" shall have the meaning provided in Section 8.7.

                  "BLOCK EVENT" means the occurrence and continuance of a Default or if Excess Availability shall at any time be less than $70,000,000.

                  "BLOCKED ACCOUNT" means one or more demand deposit accounts established by the Canadian Borrowers with the Canadian Lockbox Bank and the US Borrowers with the US Lockbox Bank which (a) the applicable Borrowers and the US Lockbox Bank or the Canadian Lockbox Bank, as applicable, jointly designate as a "Blocked Account," (b) into which all cash receipts of the applicable Borrowers from whatever source (including, without limitation, all currency, checks and drafts representing proceeds of the Collateral and further including any of the foregoing received in the Lockbox) shall be deposited pursuant to Section 4.3 and Section 4.4 hereof and pursuant to the Security Instruments, and (c) which are subject to the provisions of Section 4.5 and Section 4.6 hereof.

                  "BOARD" means the Board of Governors of the Federal Reserve System of the United States.

                  "BONDING OBLIGATIONS" shall have the meaning given to such term in Section 7.3(f).

                  "BORROWER" and "BORROWERS" shall have the meanings set forth in the initial paragraph hereof.

                  "BORROWING" means a borrowing pursuant to a Borrowing Request or a continuation or a conversion pursuant to Section 2.12 consisting, in each case, of the same Type of Loans having, in the case of LIBOR Loans or B/A Loans, the same Interest Period (except as otherwise provided in Section 2.15 and Section 2.16) and made previously or being made concurrently by all of the Lenders.

                  "BORROWING BASE REPORT" means the report of each of the US Operating Borrowers or each of the Canadian Borrowers concerning the amount of the US Borrowing Base of each such US Operating Borrower or the Canadian Borrowing Base, as applicable, to be delivered pursuant to Section 6.10(g), substantially in the form attached as Exhibit B-1 or B-2 (depending on which Borrowing Base is being computed).

                  "BORROWING REQUEST" means a request for a Borrowing pursuant to Section 2.2(a) or (b), substantially in the form attached as Exhibit C-1 through C-5 hereof (depending on the Type of Loan with respect to which such Borrowing Request is being submitted).

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in New York, New York or Atlanta, Georgia and, if the applicable Business Day relates to LIBOR Loans, on which trading is carried on by and between banks in Dollar deposits in the London interbank market and, if the applicable Business Day relates to Canadian Revolving Credit Loans, including B/A Loans, or the Dollar

Equivalent of any amount denominated in C$, shall also exclude any other day on which banks are required or authorized to close in Toronto, Ontario, Canada.

                  "C$" means lawful money of Canada.

                  "C$ DENOMINATED LOAN" means Canadian Revolving Credit Loans which are denominated in C$.

                  "CANADIAN ADMINISTRATIVE AGENT" means CIT Business Credit Canada Inc., acting in the capacity and to the extent described in Article 9 and any successor to CIT Business Credit Canada Inc. acting in such capacity.

                  "CANADIAN BLOCKED ACCOUNT" means a Blocked Account established by the Canadian Borrowers with the Canadian Lockbox Bank.

                  "CANADIAN BORROWERS" shall have the meaning set forth in the initial paragraph hereof.

                  "CANADIAN BORROWING BASE" means, only with respect to the Canadian Borrowers, the amount equal to the sum of:

                  (1) the Eligible Account Advance Percentage of the Canadian Borrowers' Eligible Accounts, plus

                  (2) the lesser of (i) Eligible Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory, (ii) 85% of the appraised net recovery value of the Canadian Borrowers' Eligible Inventory, determined by reference to the net recovery percentages determined by the most recent inventory appraisal, or (iii) the Canadian Inventory Limit, minus

                  (3) the aggregate of all amounts which would otherwise be included in the Canadian Borrowing Base, but which GUSAP or the applicable US Operating Borrower has elected to include in the US Borrowing Base of such US Operating Borrower pursuant to Section 2.2(a).

The Canadian Borrowing Base in effect under this Agreement at any time shall be the Canadian Borrowing Base reflected on the most recent Canadian Borrowing Base Report delivered to the Canadian Administrative Agent and the Administrative Agent pursuant to Section 6.10(g) hereof, subject to (a) immediate adjustment by the Canadian Administrative Agent or the Administrative Agent to the extent that the calculations of the Canadian Borrowing Base reflected on such report are not in accordance with this Agreement, and (b) immediate adjustment as result of any changes in eligibility standards required by the Canadian Administrative Agent, acting reasonably.

                  "CANADIAN CREDIT PARTY" means the Canadian Borrowers and each other Credit Party which is formed or organized under the federal laws of Canada or under the laws of any province or territory in Canada.

                  "CANADIAN EXCESS AVAILABILITY" means, as of any date, the remainder of (a) the remainder of (i) the Canadian Borrowing Base as of such date, minus, without duplication, (ii) the Availability Reserves with respect to the Canadian Borrowing Base as of such date, less (b) the aggregate outstanding balance of the Canadian Lender Indebtedness as of such date and the aggregate face amount of undrawn Canadian Letters of Credit as of such date. Canadian Excess Availability shall always be determined on the basis that all debts and obligations shall be current, and all accounts payable shall be handled in the normal course of the Borrowers' business consistent with their past practices.

                  "CANADIAN FEE LETTER" means the letter agreement, dated the Closing Date, regarding fees payable by the Canadian Borrowers to the Canadian Administrative Agent.

                  "CANADIAN GUARANTEE" means that certain Canadian Guarantee dated as of the date hereof and executed by each Credit Party in favour of the Canadian Administrative Agent, as amended, modified, renewed, supplemented or restated from time to time.

                  "CANADIAN INVENTORY LIMIT" means the amount of the Inventory Limit which the Canadian Borrowers designate as the "Canadian Inventory Limit" on the Canadian Borrowing Base Report from which the Canadian Borrowing Base is being calculated; provided that, in no event shall the sum of the Canadian Inventory Limit and the US Inventory Limit ever exceed the Inventory Limit.

                  "CANADIAN LENDER" means a Canadian Revolving Lender or a Canadian Swingline Lender.

                  "CANADIAN LENDER INDEBTEDNESS" means any and all amounts owing or to be owing by any Canadian Credit Party to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders with respect to or in connection with the Canadian Loans, any Canadian Letter of Credit Liabilities, the Notes, any Swap Agreement between any of the Canadian Borrowers and any Lender or any of its Secured Affiliates, any Cash Management Agreement between any of the the Canadian Borrowers and a Canadian Lender or its Cash Management Affiliate, this Agreement, or any other Financing Document and, as to Swap Agreements with any Lender or any of its Secured Affiliates or any Cash Management Agreement with any Lender or any Lender or its Cash Management Affiliate, any and all amounts owing or to be owing by any Canadian Credit Party thereunder to any Lender or any of its Secured Affiliates or Cash Management Affiliate, respectively.

                  "CANADIAN LETTER OF CREDIT" and "CANADIAN LETTERS OF CREDIT" shall have the meanings assigned to such terms in Section 2.3(b).

                  "CANADIAN LETTER OF CREDIT LIABILITIES" means, at any time and in respect of any Canadian Letter of Credit, the Dollar Equivalent at such time of the sum of (a) the amount available for drawings under such Canadian Letter of Credit as of the date of determination plus (b) the aggregate unpaid amount of all Reimbursement Obligations due and payable as of the date of determination in respect of previous drawings made under such Canadian Letter of Credit.

                  "CANADIAN LOANS" means the Canadian Revolving Credit Loans, the Canadian Swingline Loans and the Agent Advances made to or in connection with the Canadian Borrowers.

                  "CANADIAN LOCKBOX" means any lock box to be established and operated pursuant to Section 4.4 hereof and the Canadian Lockbox Agreement.

                  "CANADIAN LOCKBOX AGREEMENT" means an agreement between the Canadian Borrowers and the Canadian Lockbox Bank governing the Canadian Lockbox.

                  "CANADIAN LOCKBOX BANK" means the financial institution designated by the Canadian Borrowers or the Canadian Administrative Agent to act as the Canadian Lockbox Bank and consented to in writing by the Canadian Borrowers and the Canadian Administrative Agent (which consents shall not be unreasonably withheld provided, however that the consent of the Canadian Borrowers shall not be required if a Default has occurred and is continuing) and which has entered into the Canadian Lockbox Agreement.

                  "CANADIAN MAXIMUM AVAILABLE AMOUNT" means, at any date, an amount equal to the lesser of (a) the aggregate Canadian Revolving Credit Commitments as of such date, and (b) the remainder of (i) the Canadian Borrowing Base as of such date, minus (ii) the sum of (A) the Availability Reserves with respect to the Canadian Borrowing Base as of such date, plus (B) the portion of the Swap Reserves and the Cash Management Reserves applicable to the Canadian Borrowers as of the last day of the month for which the Canadian Borrowing Base is being calculated.

                  "CANADIAN PRIME RATE" means on any day, the annual rate of interest (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the greater of: (a) the annual rate of interest announced from time to time by Canadian Imperial Bank of Commerce as its prime rate in effect at its principal office in Toronto, Ontario Canada on such day being the reference rate used by Canadian Imperial Bank of Commerce for determining interest rates on C$ denominated loans to its customers in Canada; and (b) the annual rate of interest equal to the sum of (i) the one-month CDOR Rate in effect on such day, and (ii) 1%.

                  "CANADIAN PRIME LOANS" means C$ Denominated Loans which bear interest at a rate based upon the Canadian Prime Rate.

                  "CANADIAN REVOLVING CREDIT COMMITMENT" shall have the meaning assigned to such term in Section 2.1(d).

                  "CANADIAN REVOLVING CREDIT EXPOSURE" means, at any time and as to each Canadian Revolving Lender, the Dollar Equivalent sum of (a) the aggregate principal amount of the Canadian Revolving Credit Loans made by such Canadian Revolving Lender outstanding as of such date, plus (b) other than for purposes of Section 2.1(d) and 2.11(b) hereof, unless the Canadian Administrative Agent or the Required Lenders otherwise direct, the accrued and unpaid interest on the Canadian Revolving Credit Loans made by such Canadian Revolving Lender outstanding as of such date, plus (c) such Canadian Lender's Canadian Revolving Credit

Percentage of the aggregate amount of all Canadian Letter of Credit Liabilities as of such date, plus (d) such Canadian Revolving Lender's Canadian Revolving Credit Percentage of the Canadian Swingline Exposure as of such date, plus (e) the Canadian Revolving Credit Percentage of the aggregate principal amount of the Agent Advances made to the Canadian Borrowers as of such date.

                  "CANADIAN REVOLVING CREDIT LOAN" shall have the meaning provided in Section 2.1(a).

                  "CANADIAN REVOLVING CREDIT NOTES" means the promissory notes of the Canadian Borrowers described in Section 2.5(b) payable to any Canadian Revolving Lender and being substantially in the form of Exhibit D-1 and D-2, evidencing the aggregate joint and several Indebtedness of the Canadian Borrowers to such Canadian Revolving Lender resulting from Canadian Revolving Credit Loans made by such Lender.

                  "CANADIAN REVOLVING CREDIT PERCENTAGE" means as to any Canadian Revolving Lender, the percentage of the aggregate Canadian Revolving Credit Commitments constituted by its Canadian Revolving Credit Commitment (or, if the Canadian Revolving Credit Commitments have terminated or expired, the percentage which such Canadian Revolving Lender's Canadian Revolving Credit Exposure at such time constitutes of the Aggregate Canadian Revolving Credit Exposure at such time).

                  "CANADIAN REVOLVING LENDER" means a Lender with a Canadian Revolving Credit Commitment.

                  "CANADIAN SECURITIES PLEDGE AGREEMENT" means that certain Canadian Securities Pledge Agreement dated as of the date hereof and executed by each Credit Party in favour of the Canadian Administrative Agent providing for and constituting a first-priority Lien in favour of the Canadian Administrative Agent on the Collateral described therein, as amended, modified, renewed, supplemented or restated from time to time.

                  "CANADIAN SECURITY AGREEMENT" means, for all provinces and territories of Canada other than the Province of Quebec, that certain Canadian Security Agreement dated as of the date hereof and executed by each Credit Party in favour of the Canadian Administrative Agent providing for and constituting a first-priority Lien in favour of the Canadian Administrative Agent on the Collateral described therein, as amended, modified, renewed, supplemented or restated from time to time and, for the Province of Quebec, that certain Deed of Hypothec and Issue of Bonds executed on or about the date hereof by each Credit Party having assets in such Province in favour of the Canadian Administrative Agent (acting as fonde de pouvoir as described in Section 9.16) providing for and constituting a first-priority Lien in favour of the Canadian Administrative Agent on the Collateral described therein, as amended, modified, renewed, supplemented or restated from time to time.

                  "CANADIAN SWINGLINE AVAILABILITY" means, on any date, an amount equal to the remainder of (a) the Canadian Swingline Commitment minus (b) the Canadian Swingline Exposure on such date.

                  "CANADIAN SWINGLINE COMMITMENT" shall have the meaning assigned to such term in Section 2.1(f).

                  "CANADIAN SWINGLINE EXPOSURE" means, at any time, the aggregate principal amount of all Canadian Swingline Loans made to the Canadian Borrowers outstanding at such time.

                  "CANADIAN SWINGLINE LENDER" means CIT Business Credit Canada Inc., in its capacity as lender of Canadian Swingline Loans hereunder.

                  "CANADIAN SWINGLINE LOANS" shall have the meaning assigned to such term in Section 2.1(a).

                  "CANADIAN SWINGLINE NOTES" means the promissory notes of the Canadian Borrowers described in Section 2.5(d) payable to the Canadian Swingline Lender and being substantially in the form of Exhibit E-1 and E-2, evidencing the aggregate joint and several Indebtedness of the Canadian Borrowers to the Canadian Swingline Lender resulting from Canadian Swingline Loans made by the Canadian Swingline Lender.

                  "CAPITAL EXPENDITURES" means, as to any Person for any period, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized on the consolidated balance sheet of the Company) by such Person and its Subsidiaries during such period, that, in conformity with GAAP, are included in "capital expenditures," "additions to property, plant or equipment" or comparable items in the consolidated financial statements of such Person, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset that was destroyed or damaged, in whole or in part, in an amount equal to any insurance proceeds received in connection with such destruction or damage.

                  "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease for financial reporting obligations in accordance with GAAP on a balance sheet of such Person and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof at the time of determination.

                  "CASH MANAGEMENT AFFILIATE" means any Affiliate of any Lender that has entered into a Cash Management Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more Security Instruments.

                  "CASH MANAGEMENT AGREEMENT" means any document, instrument, agreement, arrangement or transaction with respect to cash management services, and includes any of the foregoing related to deposit accounts, overdraft protection or automated clearing house transactions.

                  "CASH MANAGEMENT RESERVES" means, an amount (reflected in Dollars) calculated as of the last day of each month and separately for the US Borrowers and the Canadian Borrowers, equal to such Borrowers' liability under the Cash Management Agreements to which such Borrowers are a party and any exposure of the Lenders or Cash Management Affiliates with respect to such Cash Management Agreements and the services performed thereunder on behalf of such Borrowers.

                  "CDOR RATE" means on any date, (a) in the case of a Canadian Lender which is a bank listed on Schedule I of the Bank Act (Canada), the annual rate of interest which is the rate based on an average rate applicable to Canadian banker's acceptances, for a term which corresponds to the term of the relevant Loan, appearing on the "Reuters Screen CDOR Page" (as defined in the International Swaps and Derivatives Association, Inc. definitions, as modified and amended from time to time) at approximately 10:00 a.m. (Toronto, Ontario, Canada time), on such date, or if such date is not a Business Day, then on the immediately preceding Business Day, provided that, if such rate does not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any date shall be calculated as the rate for the term referred to above applicable to Canadian banker's acceptances quoted by Canadian Imperial Bank of Commerce as of 10:00 a.m. (Toronto, Ontario Canada time) on such date or, if such date is not a Business Day, then on the immediately preceding Business Day, and (b) in the case of any other Canadian Lender, the rate described in paragraph (a) above, plus 0.10%.

                  "CERTIFICATE OF EFFECTIVENESS" means a Certificate of Effectiveness in the form of Exhibit F attached hereto to be executed by the Borrowers and the Administrative Agent upon the satisfaction of each of the conditions precedent contained in Section 3.1 hereof.

                  "CHANGE OF CONTROL" means:

                  (1) (A) any "person" or "group" of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that, for the purpose of this clause, such person or group shall be deemed to have "beneficial ownership" of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the Voting Stock of the Company (for the purposes of this clause, such person or group shall be deemed to beneficially own any Voting Stock of the Company held by a parent entity, if such person or group "beneficially owns" (as defined above), directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent entity) and (B) the Permitted Holders "beneficially own" (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company than such other person or group and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company (for the purposes of this clause, such other person or group shall be deemed to beneficially own any Voting Stock of a specified entity held by a parent entity, if such other person or group "beneficially owns" directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent entity and the Permitted Holders "beneficially own" directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent entity and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such parent entity); or

                  (2) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors of the Company or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

                  (3) the sale, lease, transfer, conveyance or other disposition, other than by way of a merger, amalgamation or consolidation permitted by Section 7.4, in one or a series of related transactions, of all or substantially all of the assets of the Company and the other Credit Parties taken as a whole to any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder; or

                  (4) the adoption by the stockholders of the Company of a plan or proposal for the liquidation or dissolution of the Company;

                  (5) if any US Borrower or any Canadian Borrower (other than the Company) ceases to be, directly or indirectly, a wholly owned Subsidiary of the Company, other than by way of a merger, amalgamation, consolidation, sale or other disposition permitted by Section 7.4;

                  (6) if GUSAP ceases to be, directly or indirectly, a wholly owned Subsidiary of the Company;

                  (7) if NSULC ceases to be a wholly owned Subsidiary of GUSAP;
or

                  (8) if PASUG ceases to be a wholly owned Subsidiary of NSULC.

                  "CHATTEL PAPER" has the meaning given to such term in Section 9-102(a)(11) of the UCC or Section 1 of the PPSA, as applicable.

                  "CLOSING DATE" means June 27, 2003.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "CO-DOCUMENTATION AGENT" means J.P. Morgan Securities Inc. and GE Canada Finance, Inc., acting in the capacity and to the extent described in
Article 9, and any successor to J.P. Morgan Securities Inc. and GE Canada Finance, Inc., acting in such capacity.

                  "COLLATERAL" means the Credit Parties' Properties described in and subject to the Liens, privileges, priorities and security interests purported to be created by any Security Instrument.

                  "COLLATERAL REPORT" has the meaning given to such term in
Section 6.9.

                  "COMBINED REVOLVING CREDIT COMMITMENT" means, for any Revolving Lender, the aggregate amount of such Revolving Lender's US and Canadian Revolving Credit Commitments, and for purposes of this definition, a Revolving Lender and its Related Affiliate shall be deemed to be one and the same Revolving Lender.

                  "COMMITMENT" means any US Revolving Credit Commitment, US Swingline Commitment, Canadian Revolving Credit Commitment or Canadian Swingline Commitment and "COMMITMENTS" means all such Commitments collectively.

                  "COMPANY" shall have the meaning set forth in the initial paragraph hereof.

                  "COMMITMENT EXCHANGE" means the mechanism for the allocation and exchange of interests in the Commitments and collections thereunder established under Section 2.8.

                  "COMMITMENT EXCHANGE DATE" means the date, if any, on which there shall occur a declaration that the Loans then outstanding are due and payable pursuant to the concluding paragraph of Article 8.

                  "COMMITMENT EXCHANGE PERCENTAGE" means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be such Lender's Revolving Credit Exposure, and (b) the denominator shall be the Aggregate Revolving Credit Exposure, in each case immediately prior to such Commitment Exchange Date. For purposes of computing each Lender's Commitment Exchange Percentage, all amounts owing to such Lender that are denominated in a currency other than Dollars shall be translated into Dollars at the Dollar Equivalent in effect on the Commitment Exchange Date.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (loss) of the Company and the other consolidated Credit Parties determined in accordance with GAAP and the net income (loss) associated with the Company's or any consolidated Credit Party's direct or indirect interest in the Gallatin Steel Company; provided, however, that there will not be included in such Consolidated Net Income:

         (1) any net income (loss) of any Person if such Person is not the Company or another Credit Party, except that:

                  (A) subject to the limitations contained in clause (3) below, the Company's equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or another Credit Party as a dividend or other distribution

                           (subject, in the case of a dividend or other distribution to another Credit Party, to the limitations contained in clause (2) below); and

                  (B) the Company's equity in a net loss of any such Person (other than another Credit Party) for such period will be included in determining such Consolidated Net Income to the extent such loss has been funded with cash from the Company or another Credit Party;

         (2) any net income (but not loss) of any Credit Party (other than the Company) if such Credit Party is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Credit Party, directly or indirectly, to the Company, except that the Company's equity in a net loss of any such Credit Party for such period will be included in determining such Consolidated Net Income;

         (3) any gain (loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or the other consolidated Credit Parties (including pursuant to any sale/leaseback transaction) which is not sold or otherwise disposed of in the ordinary course of business;

         (4)      any extraordinary gain or loss;

         (5)      the cumulative effect of a change in accounting principles;
                  and

         (6) any one-time expenses (including non-cash charges) not to exceed $8,000,000 relating to the termination of any Swap Agreement existing on the Closing Date which is terminated within six months after the Closing Date or relating to the write-off of deferred financing costs incurred in connection with the transactions contemplated by this Agreement.

                  "CREDIT PARTIES" means the Company and each of its Subsidiaries (other than Ameristeel Bright Bar Inc., Co-Steel Liquidity Management Hungary Limited Liability Company, Acierco S.A., Goldmarsh Enterprises and Co-Steel U.K. Limited), collectively, and "CREDIT PARTY" means any such Person individually.

                  "CREDIT PERCENTAGE" means, for each Lender, the percentage obtained by dividing (a) the sum of the Revolving Credit Exposure of such Lender, by (b) the sum of the Aggregate Revolving Credit Exposure.

                  "CURRENT INFORMATION" means, as of any day, the financial statements and other related information for any applicable period most recently required to be delivered to the Administrative Agent pursuant to Section 6.10(a), Section 6.10(b), and Section 6.10(c).

                  "DATED ASSETS" has the meaning assigned to such term in
Section 2.25(c) hereof.

                  "DATED LIABILITIES" has the meaning assigned to such term in
Section 2.25(c) hereof.

                  "DEFAULT" means an Event of Default or any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

                  "DILUTION" means a reduction as determined by the Administrative Agent or the Canadian Administrative Agent, in its reasonable discretion, in the value of accounts caused by returns, allowances, discounts, credits, and/or any other offsets asserted by customers or granted by any Borrower having the effect of reducing the collections of accounts.

                  "DISBURSEMENT ACCOUNT" means, in respect of each Borrower, the account at the Payment Office of the Administrative Agent or the Canadian Administrative Agent, as applicable, which such Borrower has designated for purposes of receiving deposits of the proceeds of Loans and other amounts directed to be deposited therein pursuant to Section 2.4(b) or Section 2.4(c), as applicable.

                  "DOCUMENTARY LETTER OF CREDIT" means a Letter of Credit issued pursuant to this Agreement that supports payment or performance for a single identified purchase or exchange of products in the ordinary course of business of the Borrowers.

                  "DOLLAR" and the sign "$," without the letter "C" before it, means lawful money of the United States of America.

                  "DOLLAR DENOMINATED LOANS" means US Revolving Credit Loans, any Canadian Revolving Credit Loans and any Swingline Loans which are denominated in Dollars.

                  "DOLLAR EQUIVALENT" means, on any date of determination, with respect to any amount expressed in C$, the amount of Dollars that may be purchased with such amount of C$ at the Spot Exchange Rate on such date.

                  "EBITDA" means, as to the Company for any period, without duplication, the amount equal to the following calculated for the Company, its wholly owned consolidated Subsidiaries and its other Subsidiaries (but the earnings of such other Subsidiaries shall only be included to the extent of cash actually received by the Company or one of its wholly owned Subsidiaries) on a consolidated basis; Consolidated Net Income, plus to the extent deducted from Consolidated Net Income, Interest Expense, depreciation, amortization, impairment charges under FAS 142, income and franchise tax expenses and other non-cash charges which do not and will not result in a cash outlay in such period or any subsequent period, minus, without duplication, cash expenditures in such period in respect of any non-cash charges taken in any previous period; provided that extraordinary gains or losses for any such period, including gains or losses on the disposition of assets, shall not be included in EBITDA.

                  "ELIGIBLE ACCOUNT" means, at any time with respect to any Canadian Borrower or any US Operating Borrower, the invoice amount, net of all goods and services, harmonized taxes and sales taxes (which shall be the Dollar Equivalent at such time of any amount denominated in C$) owing on each account of such Person (net of any credit balance, returns, trade discounts, unapplied cash, unbilled amounts or retention or finance charges) which meet such standards of eligibility as the Administrative Agent or the Canadian Administrative Agent shall establish from time to time in its reasonable discretion; provided that, no account shall be deemed an Eligible Account unless each of the following statements is accurate and complete (and the Person by including such account in any computation of the applicable Borrowing Base shall be deemed to represent and warrant to the Administrative Agent, each Issuing Bank and the Lenders the accuracy and completeness of such statements):

                  (1) Such account is a binding and valid obligation of the obligor thereon and is in full force and effect;

                  (2) Such account is evidenced by an invoice;

                  (3) Such account is genuine as appearing on its face or as represented in the books and records of the Person;

                  (4) Such account is free from claims regarding rescission, cancellation or avoidance, whether by operation of law or otherwise;

                  (5) Payment of such account is less than 90 days past the original invoice date thereof and less than 60 days past the original due date thereof;

                  (6) Such account is net of concessions, offset, deduction, contras, chargebacks or understandings with the obligor thereon that in any way could reasonably be expected to adversely affect the payment of, or the amount of, such account;

                  (7) The Administrative Agent, or the Canadian Administrative Agent, as the case may be, on behalf of the applicable Lenders, the Cash Management Affiliates and the Secured Affiliates, has a first-priority perfected Lien covering such account and such account is, and at all times will be, free and clear of all other Liens other than Permitted Liens under Section 7.3(c) or 7.3(d), subject to Availability Reserves in respect of such Permitted Liens;

                  (8) The obligor on such account is not (a) an Affiliate of any Credit Party, or (b) an employee of any Credit Party;

                  (9) Such account arose in the ordinary course of business of the Person out of the sale of goods or services by such Person;

                  (10) Such account is not payable by an obligor who is more than 90 days past the original invoice date thereof or more than 60 days past the original due date thereof with regard to 50% or more of the total aggregate accounts owed to the Person by such obligor and all of its Affiliates;

                  (11) All consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the execution, delivery and performance of such account by each party obligated thereunder, or in connection with the enforcement and collection thereof by the Administrative Agent or the Canadian Administrative Agent, have been duly obtained, effected or given and are in full force and effect;

                  (12) The obligor on such account is not an individual, and is not the subject of any bankruptcy or insolvency proceeding, does not have a trustee or receiver appointed for all or a substantial part of its property, has not made an assignment for the benefit of creditors, admitted its inability to pay its debts as they mature or suspended its business, and the Administrative Agent and the Canadian Administrative Agent, in their reasonable discretion, are otherwise satisfied with the credit standing of such obligor;

                  (13) The obligor of such account is organized and existing under the laws of the United States of America or a State thereof or the federal laws of Canada, a province or territory thereof, or if the obligor is not so organized and existing, such account is covered under letters of credit or export/import insurance reasonably satisfactory to the Administrative Agent;

                  (14) The obligor of such account is not a state, commonwealth, provincial, federal, foreign, territorial, or other court or governmental department, commission, board, bureau, agency or instrumentality other than the federal government of the United States of America, the federal government of Canada or the government of any province or territory of Canada or political subdivision thereof, and then only to the extent that such Person has complied in all respects with the relevant provisions of the Federal Assignment of Claims Act of 1940 (for a US account debtor) or the Financial Administration Act (Canada) or similar provincial or territorial legislation or municipal ordinance of similar purpose (for a Canadian account debtor);

                  (15) In the case of the sale of goods, the subject goods have been completed, sold and shipped, on a true sale basis on open account, or subject to contract, and not on consignment, on approval, on a "sale or return" basis, or on a "bill and hold" or "pre-sale" basis or subject to any other repurchase or return agreement; no material part of the subject goods has been returned, rejected, lost or damaged; and such account is not evidenced by chattel paper or a promissory note or an instrument of any kind;

                  (16) Each of the representations and warranties set forth herein and in the Security Instruments with respect to such account is true and correct on such date;

                  (17) A check, promissory note, draft, trade acceptance or other instrument has not been received with respect to such account (or with respect to any other account due from the same account debtor), presented for payment and returned uncollected for any reason;

                  (18) Such account is not in respect of a volume rebate or tooling account receivable; and

                  (19) The Administrative Agent or the Canadian Administrative Agent, as applicable, does not believe, in the exercise of its reasonable discretion, that the prospect of collection of such account is impaired or that the account may not be paid because of the account debtor's inability to pay;

provided that, if any Eligible Account, when added to all other accounts that are obligations of the same obligor and its Affiliates, results in a total sum that exceeds 10% of the total balance then due on all Eligible Accounts owed to the Borrowers (without giving effect to any reduction in Eligible Accounts pursuant to this proviso), unless the accounts of such obligors or group of Affiliated obligors are insured pursuant to credit insurance acceptable to the Administrative Agent or the Canadian Administrative Agent (as applicable) which has been assigned to the Administrative Agent or the Canadian Administrative Agent (as applicable), the amount of such accounts in excess of 10% of such total balance then due shall be excluded from Eligible Accounts of the Borrowers to whom such accounts are owed; provided that, if such accounts of such obligor (or group of Affiliated obligors) are owed to both the US Borrowers and the Canadian Borrowers, such excess amount shall be excluded from the Eligible Accounts of the Canadian Borrowers and the US Borrowers in the same proportion as all amounts from such obligor are owed to the Canadian Borrowers and the US Borrowers. Any standards of eligibility established by the Administrative Agent or the Canadian Administrative Agent in addition to those enumerated above shall not become effective until the third Business Day following written notice of the establishment of such new standard of eligibility has been given by the Administrative Agent or the Canadian Administrative Agent to the applicable Borrowers.

                  "ELIGIBLE ACCOUNT ADVANCE PERCENTAGE" means 85%.

                  "ELIGIBLE INSTITUTION" means an association or a corporation that is (a) organized and doing business under the laws of Canada or any province thereof, or the United States of America or any State thereof or the District of Columbia, (b) authorized under such laws to accept deposits and otherwise carry on the business of banking, (c) has a combined capital and surplus of at least $250,000,000, (d) is subject to supervision or examination by federal or state banking authority, and (e) is an entity with a credit rating of at least "A" by Standard & Poor's Ratings Services, the equivalent thereof by Moody's Investors Service, Inc. or "AA(low)" by Dominion Bond Rating Service Limited.

                  "ELIGIBLE INVENTORY" means, at any time with respect to any Canadian Borrower or any US Operating Borrower, all inventory of such Person valued in Dollars on a lower of cost (on a first-in, first out basis and excluding any component of cost representing intercompany profit in the case of inventory acquired from an Affiliate) or market basis in accordance with GAAP, with detailed calculations of lower of cost or market to occur on at least a monthly basis, which meet such standards of eligibility as the Administrative Agent or the Canadian Administrative Agent shall establish from time to time in its reasonable discretion; provided that no inventory shall be deemed Eligible Inventory unless each of the following statements is accurate and complete (and the Person by including such inventory in any computation of the applicable Borrowing Base shall be deemed to represent and warrant to the Administrative Agent, each Issuing Bank and the Lenders the accuracy and completeness of such statements):

                  (1) Such inventory is in good condition, merchantable, meets all standards imposed by any Governmental Authority having regulatory authority over it or its use and/or sale and is not obsolete and is either currently usable or currently salable in the normal course of business of such Person;

                  (2) Such inventory is either (a) in possession of such Person and (1) located on Real Property owned or leased by such Person, and (2) within the United States or Canada

(provided that if such inventory is located on Real Property leased by such Person, the landlord of such Real Property shall have executed and delivered to the Administrative Agent or the Canadian Administrative Agent, as applicable, a Landlord Waiver Agreement) or (b) in the possession of a Bailee and such Bailee shall have executed and delivered to the Administrative Agent or the Canadian Administrative Agent, as applicable, a Bailee Letter or (c) in transit in Canada (provided that the Canadian jurisdiction in question is a jurisdiction where the Liens of the Canadian Administrative Agent and the Administrative Agent in such inventory are validly perfected first-priority Liens) or the United States and between Credit Parties, and upon arrival at its destination, will comply with either paragraph (a)(1) or (a)(2) above;

                  (3) Each of the representations and warranties set forth in the Security Instruments with respect to such inventory is true and correct on such date;

                  (4) The Administrative Agent or the Canadian Administrative Agent, as the case may be, on behalf of the applicable Lenders, has a first-priority perfected Lien covering such inventory, and such inventory is, and at all times will be, free and clear of all Liens other than Permitted Liens under Section 7.3(c) or 7.3(d), subject to Availability Reserves in respect of such Permitted Liens;

                  (5) Such inventory does not include goods that are not owned by such Person, that are held by such Person pursuant to a consignment agreement or which have been sold by such Person on a bill and hold basis;

                  (6) Such inventory is not subject to repossession under the Bankruptcy and Insolvency Act (Canada) except to the extent the applicable vendor has entered into an agreement with the Canadian Administrative Agent waiving its right to repossession, which agreement shall be acceptable to the Canadian Administrative Agent;

                  (7) Such inventory does not consist of work-in-process, store room materials, supplies, parts, samples, prototypes, or packing and shipping materials, but may consist of billets;

                  (8) Such inventory does not consist of goods that are obsolete, slow-moving or returned or repossessed or used goods taken in trade;

                  (9) Any portion of the value of such inventory which results from a profit or gain resulting from an inter-company sale or other disposition of such inventory shall be excluded;

                  (10) Any "seconds" or scrap inventory shall be valued at scrap value;

                  (11) Such inventory is not evidenced by negotiable documents of title unless delivered to the applicable Agent with endorsements;

                  (12) Such inventory does not constitute Hazardous Materials;

                  (13) Such inventory is covered by casualty insurance; and

                  (14) The Administrative Agent or the Canadian Administrative Agent, as applicable, has not determined in its reasonable discretion that it may not sell or otherwise dispose of such inventory in accordance with the terms of the applicable Security Instruments without infringing upon the rights of another Person or violating any contract with any other Person.

Any standards of eligibility established by the Administrative Agent or the Canadian Administrative Agent in addition to those enumerated above shall not become effective until the third Business Day following written notice of the establishment of such new standard of eligibility has been given by the Administrative Agent or the Canadian Administrative Agent to the applicable Borrowers.

                  "ELIGIBLE INVENTORY ADVANCE PERCENTAGE" means 65%.

                  "ENVIRONMENTAL LAWS" means all federal, provincial, local or foreign laws, rules, regulations, treaties, codes, ordinances, orders, decrees, judgements, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, whether or not having the force of law (but in the case of any such matter not having the force of law, responsible companies would customarily comply with such matter), relating in any way to the environment, preservation or reclamation of natural resources, the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, release, threatened release or disposal of any Hazardous Material, or to health and safety matters.

                  "EQUITY" means shares of capital stock or a partnership, profits, capital or member interest, or options, warrants, rights to purchase, participation rights or any other right to substitute for or otherwise acquire the capital stock or a partnership, profits, capital or member interest however designated, and whether voting or non-voting, of any Credit Party and shall expressly include all "stock appreciation rights", "phantom stock", "profit participations" and other similar interests.

                  "EQUITY DISTRIBUTION" shall have the meaning provided in
Section 7.5.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

                  "ERISA AFFILIATE" means each trade or business (whether or not incorporated) which together with any Borrower would be deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA or Subsections 414(b), (c), (m) or (o) of the Code.

                  "ERISA TERMINATION EVENT" means (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC pursuant to regulations under Section 4043 of ERISA), (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, or (e) any other event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "EVENT OF DEFAULT" shall have the meaning provided in Article
8.

                  "EXCESS AVAILABILITY" means, as of any date, the sum of (a) the Canadian Excess Availability as of such date, and (b) the US Excess Availability as of such date.

                  "EXCHANGE ACT" means the United States Securities Exchange Act of 1934.

                  "EXCLUDED TAXES" means, with respect to the Administrative Agent, the Canadian Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, income or franchise taxes imposed on (or measured by) its net income by the United States of America (in the case of US Lenders) or Canada (in the case of Canadian Lenders), or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located. Notwithstanding the foregoing, "Excluded Taxes" shall not include any Taxes imposed by means of withholding on or with respect to any payments made by any Borrower pursuant to the Financing Documents, (i) except to the extent that withholding taxes would not have been imposed with respect to a US Lender but for any failure of such US Lender (after timely written notice from the Company accompanied by a draft form of any such requirement prepared by the Company at the Company's expense not earlier than 90 days prior to a due date thereof) to comply with certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity, connection with the jurisdiction imposing such Taxes or any other matters (including the delivery by the US Lender of Internal Revenue Service Form WBEN or Form W-8ECI (or any substitute form)) that is required by law as a condition to exemption or the relief from, or reduction of, such Tax; provided that notwithstanding the foregoing, such Taxes shall be Excluded Taxes only if such US Lender is eligible to comply with such requirements or entitled to deliver such form and such US Lender has in good faith determined it would suffer no adverse consequences by providing the applicable certification, information, documentation, reporting or other similar requirements (including increased expenses); and (ii) except to the extent that the certification of the Lender under Section 2.21(e) hereunder is or becomes incorrect other than as a result of a change in Tax law or administrative practice of a tax authority, or unless an Event of Default shall have occurred and be continuing (in either of which cases, the fact that the certification of a Lender became incorrect shall not result in any Taxes becoming Excluded Taxes).


                   "EXISTING INDEBTEDNESS" means all Funded Indebtedness of the Credit Parties on the Closing Date, but excluding Loans and Letter of Credit Liabilities.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the per annum rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINANCE COMPANY ACCOUNT AGREEMENT" shall mean that certain Blocked Account Agreement, dated on or about the Closing Date, by and among The Toronto-Dominion Bank, the Administrative Agent, the Canadian Administrative Agent, GUSAP, NSULC and PASUG, as amended, restated, supplemented or otherwise modified from time to time.

                  "FINANCIAL STATEMENTS" means the audited consolidated financial statements and the unaudited consolidating financial statements of the Company for the Fiscal Years ended December 31, 2002, and the unaudited consolidated financial statements and the unaudited consolidating financial statements of the Company for the months ended January, 2003 through May, 2003.

                  "FINANCING DOCUMENTS" means this Agreement, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Canadian Fee Letter, the US Fee Letter, and the other documents, instruments or agreements described in Section 3.1 and Section 3.2 (other than the documents, instruments or agreements described in Section 3.1(g), Section 3.1(h)(2), Section 3.1(h)(3), Section 3.1(l) or Section 3.2(m)), together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or any Credit Party hereunder or thereunder) now or hereafter entered into by a Credit Party in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  "FISCAL QUARTER" means the fiscal quarter of the Company and each of the Borrowers, ending on the last day of each of March, June, September and December of each year.

                  "FISCAL YEAR" means the fiscal year of the Company and each of the Borrowers, ending on the last day of December of each year.

                  "FIXED CHARGE COVERAGE RATIO" means, as to the Company and the other Credit Parties on a consolidated basis, determined for any period, the ratio of (a) EBITDA for such period minus Capital Expenditures made during such period (other than Capital Expenditures made during such period which are financed, within 90 days of such Capital Expenditures, by Equity or by Indebtedness permitted by any of Sections 7.2(g), (j), (k) or (m)), to (b) the sum of (1) scheduled principal payments on Funded Indebtedness during such period, and any prepayment during such period of Indebtedness incurred in such period or in a prior period to finance Capital Expenditures plus (2) Adjusted Interest Expense for such period, plus (3) cash taxes paid during such period, plus (4) Equity Distributions paid by the Company during such period (other than in respect of payments or distributions made in the ordinary course of business on account of "stock appreciation rights", "phantom stock", "profit participations" and other similar interests to the extent deducted in computing EBITDA), plus (5) the amount by which cash pension payments during such period exceeds pension accruals during such period.

                  "FUNDED INDEBTEDNESS" means, as to any Person, without duplication, all Indebtedness for borrowed money, all obligations evidenced by bonds, debentures, notes, or other similar instruments, all Capital Lease Obligations, and all guaranties of Funded Indebtedness of other Persons.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time (consistently applied), including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in the Agreement will be computed in conformity with GAAP.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, provincial, territorial, county, city, municipal or other political subdivision or government, department, commission, board, bureau, court, agency or any other instrumentality of any of them, which exercises jurisdiction over any Credit Party or any Property (including the use and/or sale thereof) of any Credit Party.

                  "GOVERNMENTAL REQUIREMENT" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including any of the foregoing which relate to Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority, whether or not having the force of law (but in the case of any such matter not having the force of law, responsible companies would customarily comply with such matter).

                  "GUARANTEES" means the Canadian Guarantee and the US Guaranty.

                  "GUSAP PAYMENT ACCOUNT" means account number 7343494 established by GUSAP with The Toronto-Dominion Bank, Toronto Branch.

                  "HAZARDOUS MATERIALS" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organism, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law, or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "HIGHEST LAWFUL RATE" means, with respect to each Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Lender Indebtedness, as the case may be, owed to it under the law of any jurisdiction whose laws may be mandatorily applicable to such Lender.

                  "HOC" means, collectively, Co-Steel Liquidity Management Hungary Limited Liability Company, Acierco S.A., and Goldmarsh Enterprises.

                  "HOSTILE ACQUISITION" means a proposed Acquisition by a Credit Party in circumstances in which the Person subject to such Acquisition shall not have evidenced its agreement or agreement in principle to such Acquisition by means of (i) a definitive agreement of purchase and sale, or (ii) a letter of intent in respect thereof.

                  "INDEBTEDNESS" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money and obligations evidenced by bonds, debentures (including convertible debentures), notes or other similar instruments;

                  (b) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments;

                  (c) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money);

                  (d) all Capital Lease Obligations in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss;

                  (e) all guaranties (direct or indirect), and other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness or other obligations of other Persons;

                  (f) Indebtedness of others secured by any Lien upon Property owned by such Person, whether or not assumed;

                  (g) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of other Persons;

                  (h) the net amount of obligations (measured on a mark-to-market basis) of such Person under agreements of the types described in the definition of Swap Agreements; and

                  (i) any "synthetic lease", "tax retained operating lease" or similar lease financing arrangements under which the tenant is treated as the owner of property for tax purposes but such lease is treated as an operating lease in accordance with GAAP.

                  "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

                  "INTEREST EXPENSE" means, as to any Person for any period, without duplication, total interest expenses, whether paid or accrued as liabilities (including the interest component of Capital Lease Obligations), with respect to all outstanding Indebtedness, including, without limitation, all commissions, discounts and other fees and charges owed with respect to any financing or letters of credit and net costs under any Swap Agreement to the extent that such costs are included within interest expense in the Company's financial statements prepared in accordance with GAAP; provided that "Interest Expense" shall not include any one-time expenses (including non-cash charges) not to exceed $8,000,000 relating to the termination of any Swap Agreement existing on the Closing Date which is terminated within six months after the Closing Date or relating to the write-off of deferred financing costs in connection with the transactions contemplated by this Agreement.

                  "INTEREST PERIOD" means, with respect to each Borrowing of LIBOR Loans or B/A Loans, an interest period complying with Section 2.7.

                  "INVENTORY" has the meaning given to such term in Section 9-102(a)(48) of the UCC or Section 1 of the PPSA, as applicable.

                  "INVENTORY LIMIT" means the lesser of (a) sixty percent (60%) of the Revolving Credit Commitments, and (b) $175,000,000; provided that if there is a Commitment Increase pursuant to Section 2.1(h), then such $175,000,000 amount shall be increased by an amount equal to 50% of such Commitment Increase.

                  "INVESTMENT" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of any direct or indirect advance, loan (other than advances or extensions of credit to customers in the ordinary course of business) or other extensions of credit (including by way of guarantee or similar arrangement, but excluding any debt or extension of credit represented by a bank deposit other than a time deposit) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Equity, bonds, notes, debentures or other similar instruments issued by, such other Person and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided that none of the following will be deemed to be an Investment:

                  (1) obligations under Swap Agreements entered into in the ordinary course of business and in compliance with this Agreement; and

                  (2) endorsements of negotiable instruments and documents in the ordinary course of business.

                  "ISSUING BANK" means (a) for each US Letter of Credit, the Lender or Lenders designated by the Company and approved in writing by such Lender and the Administrative Agent (such approval by the Administrative Agent not to be unreasonably withheld) as the issuing bank for US Letters of Credit hereunder and (b) for each Canadian Letter of Credit, the

Lender or Lenders designated by the Company and approved in writing by such Lender and the Canadian Administrative Agent (such approval by the Canadian Administrative Agent not to be unreasonably withheld) as the issuing bank for Canadian Letters of Credit hereunder.

                  "LANDLORD WAIVER AGREEMENT" means an agreement executed and delivered by each landlord of Real Property leased by any Borrower pursuant to which such landlord subordinates or waives all of its Liens to the Liens of the Administrative Agent or the Canadian Administrative Agent (as applicable) in the Property of such Borrower located on the leased Real Property.

                  "L/C COVER", when required by this Agreement for Letter of Credit Liabilities of an Account Party, shall be effected by paying to the Administrative Agent in the case of US Letter of Credit Liabilities or the Canadian Administrative Agent in the case of Canadian Letter of Credit Liabilities, in immediately available funds, to be held by the Administrative Agent or the Canadian Administrative Agent, as applicable, in a collateral account maintained by the Administrative Agent or the Canadian Administrative Agent, as applicable, and which accounts shall be under the sole dominion and control of, the Administrative Agent or the Canadian Administrative Agent, as applicable, and collaterally assigned as security pursuant to the Financing Documents, an amount equal to 105% of the maximum amount of each applicable Letter of Credit issued for the account of such account party which is available for drawing at any time. Such amount shall be retained by the Administrative Agent or the Canadian Administrative Agent, as applicable, in such collateral account until such time as the applicable Letter of Credit shall have expired and the Reimbursement Obligations, if any, with respect thereto shall have been fully satisfied.

                  "LENDER" and "LENDERS" shall have the meanings set forth in the opening paragraph hereof.

                  "LENDER INDEBTEDNESS" means, without duplication, any and all amounts owing or to be owing by any Credit Party to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders with respect to or in connection with the Loans, any Letter of Credit Liabilities, the Notes, any Swap Agreement between a Credit Party and any Lender or one of its Secured Affiliates, any Cash Management Agreement between a Credit Party and any Lender or one of its Cash Management Affiliates, this Agreement, or any other Financing Document and, as to Swap Agreements and Cash Management Agreements, any and all amounts owing or to be owing by any Credit Party thereunder to any Lender or any of its Secured Affiliates or any Lender or its Cash Management Affiliates, as applicable.

                  "LENDING OFFICE" means for each Lender the office specified opposite such Lender's name on the signature pages hereof, or in the Assignment and Acceptance pursuant to which it became a Lender, with respect to each Type of Loan, or such other office as such Lender may designate in writing from time to time to the Company and the Administrative Agent with respect to such Type of Loan; provided that Lending Offices for Canadian Revolving Lenders shall be in Canada.

                  "LETTER OF CREDIT" means any Canadian Letter of Credit or US Letter of Credit, and "LETTERS OF CREDIT" means Canadian Letters of Credit and US Letters of Credit, collectively.

                  "LETTER OF CREDIT LIABILITIES" means the US Letter of Credit Liabilities and Canadian Letter of Credit Liabilities, collectively.

                  "LIBOR LOAN" means a US Revolving Credit Loan or a Canadian Revolving Credit Loan that is a Dollar Denominated Loan bearing interest at the rate provided in Section 2.6(b).

                  "LIBOR RATE" means, with respect to any Borrowing of LIBOR Loans for any Interest Period, the product of (a) (1) the interest rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period comparable to the Interest Period for such LIBOR Loan, as shown under the heading "USD" at 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period or (2) if the rate in clause (1) of this definition is not shown for any particular day, the average interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) offered to the Administrative Agent in the London interbank market for Dollar deposits of amounts in funds comparable to the principal amount of the LIBOR Loan to which such LIBOR Rate is to be applicable with maturities comparable to the Interest Period for which such LIBOR Rate will apply as of approximately 10:00 a.m. (New York, New York time) two Business Days prior to the commencement of such Interest Period, times (b) Statutory Reserves, if any.

                  "LIEN" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on contract, constitutional, common, or statutory law, and including but not limited to the lien or security interest arising from a mortgage, hypothec, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, liens and other statutory, constitutional, or common law rights of landlords, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, any Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  "LOAN" means a Revolving Credit Loan, a US Swingline Loan, a Canadian Swingline Loan or an Agent Advance and "LOANS" means the Revolving Credit Loans, the US Swingline Loans, the Canadian Swingline Loans and the Agent Advances or one or more of them as provided herein.

                  "LOCKBOX" means any lockbox to be established and operated pursuant to Section 4.3 and Section 4.4 hereof and a Lockbox Agreement.

                  "LOCKBOX AGREEMENT" means one or more lockbox agreements, tri-party agreements, or similar documents setting forth certain terms applicable to the establishment and operation of the applicable Lockbox to be entered into between the Borrowers (or any of them) and the US Lockbox Bank or the Canadian Lockbox Bank, in form and substance acceptable to, the Administrative Agent, the Canadian Administrative Agent, the US Lockbox Bank or the Canadian Lockbox Bank (acting reasonably).

                  "MARGIN STOCK" shall have the meaning provided in Regulations T, U and X.

                  "MATERIAL ADVERSE CHANGE" means any event, development or change in circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

                  "MATERIAL ADVERSE EFFECT" means any material and adverse effect on (a) the business, operations, assets, liabilities, condition (financial or otherwise), prospects, or results of operations of the Credit Parties taken as a whole, (b) the validity or enforceability of any of the Financing Documents or the rights and remedies of the Administrative Agent, the Canadian Administrative Agent or the Lenders thereunder, or (c) the perfection or priority of any Liens securing the Lender Indebtedness.

                  "MATURITY DATE" means June 27, 2008, or such other date to which the Maturity Date has been extended pursuant to Section 2.10(d).

                  "NOTES" means the Revolving Credit Notes, the US Swingline Note and the Canadian Swingline Notes.

                  "NSULC" means 3038482 Nova Scotia Company, a Nova Scotia unlimited liability company.

                  "NSULC PAYMENT ACCOUNT" means account number 7343486 established by GUSAP with The Toronto-Dominion Bank, Toronto Branch.

                  "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "PASUG" means PASUG LLC, a Delaware limited liability company.

                  "PASUG OPERATING ACCOUNT" means the account maintained by PASUG at a financial institution acceptable to the Administrative Agent, acting reasonably.

                  "PASUG PAYMENT ACCOUNT" means account number 7343478 established by PASUG with The Toronto-Dominion Bank, Toronto Branch.

                  "PAYMENT OFFICE" means (a) with respect to US Loans, the Administrative Agent's office located at New York, New York (or such other office or individual as the Administrative Agent may hereafter designate in writing to the other parties hereto), and (b) with respect to Canadian Loans, the Canadian Administrative Agent's office located at Toronto, Ontario (or such other office or individual as the Canadian Administrative Agent may hereafter designate in writing to the other parties hereto).

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "PERFECTION CERTIFICATES" means a Certificate from a Responsible Officer of each Credit Party substantially in the form of Exhibit G hereto to be delivered to the Administrative Agent on the Closing Date.

                  "PERFECTION CERTIFICATE UPDATE" means a Certificate from a Responsible Officer of each Credit Party substantially in the form of Exhibit G hereto to be delivered monthly pursuant to Section 6.10(d) hereof and setting forth all changes that would be required to be made to the Perfection Certificates (as updated pursuant to any prior Perfection Certificates) to cause the Perfection Certificates to be accurate and complete if reissued as of the last day of the month immediately preceding the month in which the Perfection Certificate is required to be delivered pursuant to Section 6.10(d) hereof.

                  "PERMITTED ACQUISITION" means any Acquisition by a Credit Party which is (i) of a Person carrying on a business which is the same as or related, ancillary or complementary to the business carried on by the such Credit Party, or if an asset Acquisition, is of assets used or useful in a business which is the same as or related, ancillary or complementary to the business carried on by such Credit Party; (ii) in respect of which such Credit Party has provided a certificate of the Chief Financial Officer of such Credit Party, at least twenty (20) days prior to the closing date for such Acquisition, containing information satisfactory to the Administrative Agent, acting reasonably, regarding the cost of such Acquisition, the financial and acquisition structure of such Acquisition, audited financial statements (or, if not available, unaudited financial statements, or, if unaudited financial statements are not available, other financial information satisfactory to the Administrative Agent, acting reasonably) of the subject of such Acquisition for the previous two years, and financial projections, on a quarterly basis, for the next two years (with copies of all of the foregoing financial and other information to be provided by the applicable Credit Party to each of the Lenders); (iii) in respect of which the Administrative Agent or the Canadian Administrative Agent, as applicable, shall have received Lien search reports, in form and substance satisfactory to the Administrative Agent or the Canadian Administrative Agent, as applicable, and the Administrative Agent or the Canadian Administrative Agent, as applicable, will, upon consummation of such Acquisition, have a first priority, perfected Lien over any accounts and inventory to be acquired, subject only to Permitted Liens, and if such Acquisition is an Acquisition of Equity of any Person, such Person shall have executed and delivered a counterpart to the applicable Security Instruments and such other agreements, documents and instruments as the Administrative Agent or the Canadian Administrative Agent may reasonably request, in each case in form and substance satisfactory to the Administrative Agent and the Lenders; (iv) if such Acquisition is an Acquisition of Equity of a Person and the accounts or inventory of such Person are to be included in the Canadian Borrowing Base or the US Borrowing Base, such Person shall have executed and delivered a joinder agreement to this Agreement becoming a Canadian Borrower or a US Borrower, as applicable, hereunder and such other agreements, documents and instruments as the Administrative Agent or the Canadian Administrative Agent may reasonably request, in each case in form and substance satisfactory to the Administrative Agent and the Lenders; (v) if the cash purchase price of such Acquisition is paid by one or more of the US Operating Borrowers, the percentage ownership interest (directly or through a Subsidiary) in any assets acquired by each US Operating Borrower or the percentage of Equity acquired by each US Operating Borrower, as applicable, in connection with such Acquisition shall be equal to the percentage of the aggregate consideration paid by such US Operating Borrower in connection with such Acquisition; (vi) average Excess Availability, calculated both for the ninety (90) day period ending on the date of such Acquisition, and immediately after giving effect to such Acquisition, will be no less than $50,000,000 (it being understood that the Administrative Agent will require a Collateral Report in respect of any assets forming a part of such Acquisition before such Acquisition and in order to confirm Excess Availability, if a Collateral Report has not been delivered to the Administrative Agent within 90 days prior to the date of such Acquisition, the Administrative Agent will also require a new Collateral Report in respect of the assets of all of the Credit Parties; (vii) both before and after giving effect to such Acquisition, no Default shall then exist; (viii) if such Acquisition is an Acquisition of Equity of any Person, such Credit Party acquires not less than 80% of the Equity of such Person; and (ix) not a Hostile Acquisition. In addition to the normal criteria for accounts or inventory to be an Eligible Account or Eligible Inventory, respectively, no account or inventory acquired in connection with any Acquisition shall be an Eligible Account or Eligible Inventory, respectively, until the Administrative Agent or the Canadian Administrative Agent, as applicable, shall have received a Collateral Report in respect of such accounts or inventory, as applicable; however, upon completion of a Permitted Acquisition, and following receipt by the Administrative Agent or the Canadian Administrative Agent, as applicable, of the required Collateral Report, any acquired accounts or inventory which constitute Eligible Accounts or Eligible Inventory, as applicable, will be included in the Canadian Borrowing Base or the US Borrowing Base, as applicable.

                  "PERMITTED CASH APPLICATION" in respect of any U.S. Borrower means the application of cash by such Borrower or by PASUG on behalf of such Borrower (which payments will be treated as an advance by PASUG to such Borrower) to (i) reduce amounts owing by such Borrower to PASUG in respect of prior advances by PASUG to such Borrower as a result of prior Permitted Cash Applications, (ii) make payments for the fair value of goods and services received by or enjoyed by such Borrower in the ordinary course of business,
(iii) pay Indebtedness of such Borrower, including such Borrower's allocated portion of Swingline Loans, Revolving Credit Loans and Reimbursement Obligations, (iv) pay to a third party the purchase price of assets to be acquired by such Borrower, (v) pay to a third party the purchase price of Equity of an entity which will become a Credit Party and (vi) pay any other amount for a general corporate purpose of such Borrower provided, however, that an application of cash contemplated above shall constitute a "Permitted Cash Application" only to the extent that such application of cash is not in contravention of any of the other terms of this Agreement. Any Permitted Cash Application that is applied to or for the benefit of any Credit Party other than the US Operating Borrower in respect of which the applicable US Swingline Loan was made shall constitute a US Operating Borrower Advance and shall be subject to all limitations contained in this Agreement relating thereto.

                  "PERMITTED EQUITY ACQUISITION" means an Acquisition by a Credit Party which (i) of a Person carrying on a business which is the same as or related, ancillary or complementary to the business carried on by the such Credit Party; (ii) in respect of which such Credit Party has provided a certificate of the Chief Financial Officer of such Credit Party, at least twenty
(20) days prior to the closing date for such Acquisition, containing information satisfactory to the Administrative Agent, acting reasonably, regarding the cost of such Acquisition, the financial and acquisition structure of such Acquisition, audited financial statements (or, if not available, unaudited financial statements, or, if unaudited financial statements are not available, other financial information satisfactory to the Administrative Agent, acting reasonably) of the subject of such Acquisition for the previous two years, and financial projections, on a quarterly basis, for the next two years (with copies of all of the foregoing financial and other information to be provided by the applicable Credit Party to each of the Lenders); (iii) in respect of which the Administrative Agent or the Canadian Administrative Agent, as applicable, shall have received Lien search reports, in form and substance satisfactory to the Administrative Agent or the Canadian Administrative Agent, as applicable, and the Administrative Agent or the Canadian Administrative Agent, as applicable, will, upon consummation of such Acquisition, have a first priority, perfected Lien over any accounts and inventory to be acquired, subject only to Permitted Liens, (iv) the Person being acquired shall have executed and delivered a counterpart to the applicable Security Instruments and such other agreements, documents and instruments as the Administrative Agent or the Canadian Administrative Agent may reasonably request, in each case in form and substance satisfactory to the Administrative Agent and the Lenders; (v) if the accounts or inventory of the Person being acquired are to be included in the Canadian Borrowing Base or the US Borrowing Base, such Person shall have executed and delivered a joinder agreement to this Agreement becoming a Canadian Borrower or a US Borrower, as applicable, hereunder and such other agreements, documents and instruments as the Administrative Agent or the Canadian Administrative Agent may reasonably request, in each case in form and substance satisfactory to the Administrative Agent and the Lenders; and (vi) both before and after giving effect to such Acquisition, no Default shall then exist. In addition to the normal criteria for accounts or inventory to be an Eligible Account or Eligible Inventory, respectively, no account or inventory acquired in connection with any Acquisition shall be an Eligible Account or Eligible Inventory, respectively, until the Administrative Agent or the Canadian Administrative Agent, as applicable, shall have received a Collateral Report in respect of such accounts or inventory, as applicable; however, upon completion of a Permitted Equity Acquisition, and following receipt by the Administrative Agent or the Canadian Administrative Agent, as applicable, of the required Collateral Report, any acquired accounts or inventory which constitute Eligible Accounts or Eligible Inventory, as applicable, will be included in the Canadian Borrowing Base or the US Borrowing Base, as applicable.

                  "PERMITTED HOLDER" means Gerdau S.A. or any of its wholly-owned subsidiaries.

                  "PERMITTED LIENS" shall have the meaning assigned in Section
7.3 hereof.

                  "PERMITTED NEW AFFILIATE SUBORDINATED DEBT" means Indebtedness incurred by a Credit Party at any time after the Closing Date, provided that (i) the creditor under such Indebtedness is an Affiliate of such Credit Party which is not also a Credit Party, (ii) such

Indebtedness is not assignable by the creditor thereunder, except to another Affiliate of such Credit Party, (iii) such Indebtedness is unsecured and, in any bankruptcy, insolvency, liquidation, receivership, winding-up or other similar proceeding, is subordinated in right of payment to the prior payment of all Lender Indebtedness, (iv) such Indebtedness accrues interest at a rate determined in good faith by the Board of Directors to be a market rate of interest for such Indebtedness at the time of issuance thereof, (v) no amount is payable on account of such Indebtedness (whether on account of principal, interest, fees or otherwise) if a Default has occurred and is continuing or if Excess Availability is less than $50,000,000, either before or immediately after giving effect to the payment, (vi) such Indebtedness is permitted under the 144A Indenture as in effect on the date hereof without the need to obtain any waivers thereunder, and (vii) such Indebtedness is otherwise on terms and conditions satisfactory to the Administrative Agent, acting reasonably.

                  "PERMITTED NEW DEBT" means Indebtedness incurred by a Credit Party at any time after the Closing Date, provided that (i) no material terms applicable to such Indebtedness (including covenants and events of default) are materially less favourable (taken as a whole) to the Credit Parties than the terms that are applicable under the 144A Indenture, (ii) such Indebtedness is unsecured, matures on a date not earlier than the six (6) months after the Maturity Date and does not include any amortization payments, (iii) such Indebtedness accrues interest at a rate determined in good faith by the Board of Directors to be a market rate of interest for such Indebtedness at the time of issuance thereof, (iv) such Indebtedness is permitted under the 144A Indenture as in effect on the date hereof without the need to obtain any waivers thereunder, and (v) such Indebtedness is otherwise on terms and conditions satisfactory to the Administrative Agent, acting reasonably.

                  "PERMITTED REORGANIZATION" means the proposed reorganization described in Schedule 1.1(A), which reorganization shall be completed no later than 30 days following the Closing Date.

                  "PERSON" includes any natural person, corporation, company, limited liability company, unlimited liability company, trust, joint venture, association, incorporated organization, partnership, Governmental Authority or other entity.

                  "PLAN" means any employee pension benefit plan, as defined in
Section 3(2) of ERISA (including, but not limited to, an employee pension benefit plan, such as a foreign plan, which is not subject to the provisions of ERISA), which (a) is currently or hereafter sponsored, maintained or contributed to by any Credit Party or an ERISA Affiliate, or (b) was at any time during the six preceding Fiscal Years sponsored, maintained or contributed to by any Credit Party or an ERISA Affiliate.

                  "PPSA" means the Personal Property Security Act (Ontario) as from time to time in effect in the Province of Ontario or where applicable to a specific Credit Party or Collateral, any other relevant province.

                  "PRIME RATE" means the rate which JPMorgan Chase Bank announces from time to time as its prime rate for Dollar-denominated Loans made in the United States of America, effective as of the date announced as the effective date of any change in such prime rate. Without notice to the Company or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which such prime rate shall fluctuate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

                  "PROJECTIONS" means the consolidated and consolidating projections of the results of operations and financial condition of the Company and its consolidated Subsidiaries for Fiscal Year ending on December 31, 2003, a copy of which has been provided to the Administrative Agent and the Lenders and is attached hereto as Schedule 1.1(B).

                  "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "REAL PROPERTY" means any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property, including any right arising by contract.

                  "REGISTER" shall have the meaning assigned in Section 10.7(c).

                  "REGULATION D", "REGULATIONS T, U AND X" means, respectively, Regulation D under the Securities Act of 1933, as amended or modified from time to time, and Regulations T, U and X of the Board of Governors of the Federal Reserve System, as such regulations are from time to time in effect and any successor regulations thereto.

                  "REIMBURSEMENT OBLIGATIONS" means, at any date, the obligation of the Canadian Borrowers then outstanding in respect of Canadian Letters of Credit and the obligation of the US Borrowers then outstanding in respect of US Letters of Credit, to reimburse the Administrative Agent or the Canadian Administrative Agent, as applicable, for the account of the Issuing Bank for the amount paid by the Issuing Bank in respect of any drawings under such Letters of Credit.

                  "RELATED AFFILIATE" means (a) with respect to any US Revolving Lender, such Lender's Affiliate, if any, which is a Canadian Revolving Lender hereunder, and (b) with respect to any Canadian Revolving Lender, such Lender's Affiliate, if any, which is a US Revolving Lender hereunder.

                  "REQUIRED LENDERS" means: (a) at any time that the Revolving Credit Commitments remain in effect, the Lenders with aggregate Revolving Credit Commitments in an aggregate amount in excess of 50% of the sum of all Revolving Credit Commitments, and (b) after the Revolving Credit Commitments have terminated, the Lenders having Revolving Credit Exposure in an aggregate amount in excess of 50% of the Aggregate Revolving Credit Exposure.

                  "RESPONSIBLE OFFICER" means, with respect to any Person, the chairman of the board, the president, the chief executive officer or the chief operating officer, or any equivalent officer (regardless of his or her title), and, in respect of financial or accounting matters, the chief financial officer, the vice president of finance, the treasurer, the controller, or any equivalent officer (regardless of his or her title). Unless otherwise specified, all references to a Responsible Officer herein means a Responsible Officer of the Company, GUSAP or PASUG and, to the extent that Loans are made directly by the Lender to a US Operating Borrower pursuant to the terms hereof, a Responsible Officer of such US Operating Borrower.

                  "REVOLVING CREDIT COMMITMENTS" means collectively, the US Revolving Credit Commitments and the Canadian Revolving Credit Commitments.

                  "REVOLVING CREDIT EXPOSURE" means, at any time for each Revolving Lender, the sum of such Lender's US Revolving Credit Exposure and Canadian Revolving Credit Exposure at such time.

                  "REVOLVING CREDIT LOAN" means, collectively, the US Revolving Credit Loans and the Canadian Revolving Credit Loans.

                  "REVOLVING CREDIT NOTES" means, collectively, the US Revolving Credit Notes and the Canadian Revolving Credit Notes.

                  "REVOLVING LENDERS" means, collectively, the US Revolving Lenders and the Canadian Revolving Lenders.

                  "ROLLING PERIOD" means any period of twelve (12) consecutive months.

                  "SECURED AFFILIATE" means any Affiliate of any Lender that has entered into a Swap Agreement with any Credit Party with the obligations of such Credit Party thereunder being secured by one or more Security Instruments.

                  "SECURITIES PLEDGE AGREEMENTS" means the Canadian Securities Pledge Agreement and the US Securities Pledge Agreement.

                  "SECURITY AGREEMENTS" means the Canadian Security Agreement and the US Security Agreement.

                  "SECURITY INSTRUMENTS" means any and all agreements or instruments now or hereafter executed and delivered by any Credit Party or any other Person as security for the payment or performance of the Lender Indebtedness or the Canadian Lender Indebtedness, as any of the foregoing may be amended, modified or supplemented and includes, without limitation, the Guarantees, the Security Agreements and the Securities Pledge Agreements.

                  "SOLVENT" means with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

                  "SPOT EXCHANGE RATE" means, on any day, the spot rate at which Dollars are offered on such day by Canadian Imperial Bank of Commerce in Toronto, Ontario, Canada for C$ at the opening of business on such day (Toronto, Ontario, Canada time).

                  "STANDBY LETTER OF CREDIT" means a letter of credit that (a) is used in lieu or in support of performance guarantees or performance, surety or other similar bonds (but expressly excluding stay and appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by any of the Borrowers, or (d) supports payment or performance for identified purchases or exchanges of products or services in the ordinary course of business.

                  "STATUTORY RESERVES" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum applicable reserve percentages, including any marginal, special, emergency or supplemental reserves (expressed as a decimal) established by the Board and any other banking authority to which the Lenders are subject for Eurocurrency Liabilities (as defined in Regulation D) or any other category of deposits or liabilities by reference to which the LIBOR Rate is determined. Such reserve percentages shall include those imposed pursuant to Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "SUBSIDIARY" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, unlimited liability company, partnership, limited partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, unlimited liability company, partnership, limited partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "SUBSIDIARY" means a subsidiary of the Company.

                  "SWAP AGREEMENT" means any interest rate, currency or commodity swap, cap, floor, collar, forward agreement, futures contract or other protection agreement or option with respect to any such transaction, designed to hedge against fluctuations in interest rates, currency exchange rates or commodity prices.

                  "SWAP RESERVES" means, an amount (reflected in Dollars), calculated as of the last day of each month and separately for the US Borrowers and the Canadian Borrowers, equal to such Borrowers' liability under the Swap Agreements to which such Borrowers are a party and any exposure of the Lenders or Secured Affiliates with respect to such Swap Agreements.

                  "SWINGLINE LOANS" means, collectively, the Canadian Swingline Loans and the US Swingline Loans.

                  "TAXES" means all taxes, charges, fees, levies, imposts and other assessments, including all income, sales, use, goods and services, value added, capital, capital gains, alternative, net worth, transfer, profits, withholding, payroll, employer health, excise, real property and personal property taxes, and any other taxes, customs duties, fees, assessments, or similar charges in the nature of a tax, including Canada Pension Plan and provincial pension plan contributions, unemployment insurance payments and workers' compensation premiums, together with any instalments with respect thereto, and any interest, fines and penalties with respect thereto, imposed by any Governmental Authority (including federal, state, provincial, municipal and foreign Governmental Authorities), and whether disputed or not.

                  "TRANSACTIONS" means the transactions provided for in and contemplated by this Agreement and the other Financing Documents.

                  "TYPE" of Loan means an ABR Loan, a LIBOR Loan, a Canadian Prime Loan, or a B/A Loan and shall also refer to a C$ Denominated Loan or a Dollar Denominated Loan.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York or, where applicable to a specific Credit Party or Collateral, any other relevant state.

                  "US BASE RATE" means the rate of interest for Dollar denominated loans publicly announced by JPMorgan Chase Bank, Toronto Branch from time to time as its US Base Rate in effect at its principal office in Toronto, Ontario, Canada for commercial loans made in Canada.

                  "US BLOCKED ACCOUNT" means a Blocked Account established by the US Borrowers with the US Lockbox Bank.

                  "US BORROWERS" shall have the meaning set forth in the initial paragraph hereof.

                  "US BORROWING BASE" means, only with respect to a US Operating Borrower, the amount equal to the sum of:

                  (1) the Eligible Account Advance Percentage of such US Operating Borrower's Eligible Accounts, plus

                  (2) the lesser of (i) the Eligible Inventory Advance Percentage of such US Operating Borrower's Eligible Inventory, (ii) 85% of the appraised net recovery value of such US Operating Borrower's Eligible Inventory, determined by reference to the net recovery percentages determined by the most recent inventory appraisal, or (iii) the US Inventory Limit, plus

                  (3) the amount, if any, of the Canadian Excess Availability which GUSAP or a US Operating Borrower has elected to include in the US Borrowing Base of a US Operating Borrower pursuant to Section 2.2(a).

The US Borrowing Base in effect under this Agreement at any time for any US Operating Borrower shall be the US Borrowing Base for such US Operating Borrower reflected on the most recent US Borrowing Base Report delivered to the Administrative Agent and the Canadian Administrative Agent pursuant to Section 6.10(g) hereof subject to (a) immediate adjustment by the Administrative Agent or the Canadian Administrative Agent, to the extent that the calculation of any components thereof is not in accordance with this Agreement, and (b) immediate adjustment as result of any changes in eligibility standards required by the Administrative Agent, acting reasonably.

                  "US CREDIT PARTY" means the US Borrowers and any other Credit Party which is organized or formed under the laws of any state of the United States or any state thereof.

                  "US EXCESS AVAILABILITY" means, as of any date, the remainder of (a) the remainder of (i) the aggregate US Borrowing Base as of such date, minus, without duplication, (ii) the Availability Reserves with respect to the aggregate US Borrowing Base as of such date, minus (b) the aggregate outstanding balance of the US Lender Indebtedness as of such date and the aggregate face amount of undrawn US Letters of Credit as of such date. US Excess Availability shall always be determined on the basis that all debts and obligations shall be current, and all accounts payable shall be handled in the normal course of the Borrowers' business consistent with their past practices.

                  "US FEE LETTER" means the letter agreement, dated the Closing Date, regarding fees payable by the US Borrowers to the Administrative Agent.

                  "US GUARANTY" means that certain US Guaranty dated as of the date hereof and executed by each Credit Party in favour of the Administrative Agent, as amended, modified, renewed, supplemented or restated from time to time.

                  "US INVENTORY LIMIT" means the amount of the Inventory Limit which the US Borrowers designate as the "US Inventory Limit" on the US Borrowing Base Report from which the US Borrowing Base (on an aggregate basis for all US Operating Borrowers) is being calculated; provided, that, in no event shall the sum of the Canadian Inventory Limit and the US Inventory Limit ever exceed the Inventory Limit.

                  "US LENDER" means a US Revolving Lender or a US Swingline Lender.

                  "US LENDER INDEBTEDNESS" means any and all amounts owing or to be owing by any US Credit Party to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders with respect to or in connection with the US Loans, any US Letter of Credit Liabilities, the US Revolving Credit Notes, any Swap Agreement between any of the US Borrowers and any Lender or any Secured Affiliate thereof, any Cash Management Agreement between any of the US Borrowers and Lender or its Cash Management Affiliate, this Agreement, or any other Financing Document and, as to Swap Agreements or any Cash Management Agreement, any and all amounts owing or to be owing by any US Credit Party thereunder to any Lender or any of its Secured Affiliates or any Lender or any of its Cash Management Affiliates, respectively.

                  "US LETTER OF CREDIT" and "US LETTERS OF CREDIT" shall have the meanings assigned to such terms in Section 2.3(a).

                  "US LETTER OF CREDIT LIABILITIES" means, at any time and in respect of any US Letter of Credit, the sum of (a) the amount available for drawings under such US Letter of Credit as of the date of determination, plus
(b) the aggregate unpaid amount of all Reimbursement Obligations due and payable as of the date of determination in respect of previous drawings made under such US Letter of Credit.

                  "US LOCKBOX" means any lockbox to be established and operated pursuant to Section 4.3 hereof and a US Lockbox Agreement.

                  "US LOCKBOX BANK" means the financial institution designated by the US Borrowers or the Administrative Agent to act as the US Lockbox Bank and consented to in writing by the US Borrowers and the Administrative Agent (which consents shall not be unreasonably withheld provided, however that the consent of the US Borrowers shall not be required if a Default has occurred and is continuing) and which has entered into the US Lockbox Agreement.

                  "US LOCKBOX AGREEMENT" means an agreement between the US Borrowers and the US Lockbox Bank governing the US Lockbox.

                  "US LOANS" means the US Revolving Credit Loans, the US Swingline Loans and the Agent Advances made to or in connection with the US Borrowers.

                  "US MAXIMUM AVAILABLE AMOUNT" means, at any date, an amount equal to the lesser of (a) the aggregate US Revolving Credit Commitments as of such date, and (b) the remainder of (i) the aggregate US Borrowing Base as of such date, minus (ii) the sum of (A) the Availability Reserves with respect to the aggregate US Borrowing Base as of such date, plus (B) the portion of the Swap Reserves and the Cash Management Reserves applicable to the US Borrowers as of the last day of the month for which the US Borrowing Base is being calculated.

                  "US OPERATING BORROWERS" means, collectively, Ameristeel U.S., Perth Amboy, Sayreville, Lake Ontario, Distribution US, Porter Bros. and MFT, and "US OPERATING BORROWER" means any such US Borrower.

                  "US OPERATING BORROWER ADVANCE" means (a) a loan or other advance made by any US Operating Borrower to any other Credit Party (other than PASUG, GUSAP or NSULC), and shall expressly include, the application of proceeds from collections of accounts or advances owing to such U.S. Operating Borrower, or the retention of such proceeds by such other Credit Party, in the name of or to or for the account of any Person other than the applicable U.S. Operating Borrower; or (b) a loan or other advance by PASUG to any other Credit Party (other than GUSAP or NSULC) that is made out of proceeds from collections of accounts owing to a US Operating Borrower, or that is made out of the proceeds of US Loans allocated to any other US Operating Borrower.

                  "US OPERATING BORROWER NET ADVANCE AMOUNT" means, at any time and without duplication,

(a) for any Credit Party other than a US Operating Borrower or PASUG, the amount, if positive, of all US Operating Borrower Advances owing by such Credit Party at such time;

(b) for PASUG only, the outstanding amount, if positive, of all funds held by PASUG at such time, including any funds that have been invested by PASUG in its own name, which constitute proceeds from collections of accounts, or from advances owing by any Person to any Credit Party other than PASUG (which give rise to an inter-company payable to such other Credit Party) or the retention of any proceeds from U.S. Loans, but excluding (i) any amounts that are received by PASUG and are to be promptly applied towards the payment of principal, interest or fees in respect of Revolving Credit Loans or the 144A Notes, including applications in the form of dividends and return capital to NSULC, and (ii) any amounts on deposit in the PASUG Operating Account; and

(c) for any US Operating Borrower and at any time, the amount, if positive, by which (i) the amount equal to (x) the aggregate amount of all US Operating Borrower Advances owing by such US Operating Borrower at such time, plus (y) the aggregate outstanding amount of all US Loans that have been made in respect to such US Operating Borrower at such time, minus (z) the amount of US Operating Borrower Advances made by such Operating Borrower; exceeds (ii) the amount equal to (x) the US Borrowing Base for such US Operating Borrower then in effect, minus (y) the aggregate amount of all US Letter of Credit Liabilities relating to such US Operating Borrower at such time, minus (z) any Availability Reserves, Swap Reserves, and Cash Management Reserves relating to such US Operating Borrower. At any time that US Operating Borrower Net Advance Amount for any US Operating Borrower is less than zero, such amount shall be deemed to be zero.

                  "US REVOLVING CREDIT COMMITMENT" shall have the meaning assigned to such term in Section 2.1(c).

                  "US REVOLVING CREDIT EXPOSURE" means, at any time and as to each US Revolving Lender, the sum of (a) the aggregate principal amount of US Revolving Credit Loans made by such US Revolving Lender outstanding as of such date, plus (b) other than for purposes of Section 2.1(c) and 2.11(a) hereof, unless the Administrative Agent or the Required Lenders otherwise direct, the accrued and unpaid interest on US Revolving Credit Loans made by such

US Revolving Lender outstanding as of such date, plus (c) such US Revolving Lender's US Revolving Credit Percentage of the aggregate amount of all US Letter of Credit Liabilities as of such date, plus (d) such US Revolving Lender's US Revolving Credit Percentage of the US Swingline Exposure as of such date, plus
(e) the US Revolving Credit Percentage of the aggregate principal amount of the Agent Advances made to the US Borrowers as of such date.

                  "US REVOLVING CREDIT LOAN" shall have the meaning provided in
Section 2.1(a); the US Revolving Credit Loans shall not include any US Letter of Credit Liabilities.

                  "US REVOLVING CREDIT NOTE" means, a promissory note of the US Borrowers described in Section 2.5(a) payable to any US Revolving Lender and being substantially in the form of Exhibit H, evidencing the aggregate joint and several Indebtedness of the US Borrowers to such US Revolving Lender resulting from US Revolving Credit Loans made by such US Revolving Lender.

                  "US REVOLVING CREDIT PERCENTAGE" means as to any US Revolving Lender, the percentage of the aggregate US Revolving Credit Commitments constituted by its US Revolving Credit Commitment (or, if the US Revolving Credit Commitments have terminated or expired, the percentage which such US Revolving Lender's Revolving Credit Exposure at such time constitutes of the Aggregate US Revolving Credit Exposure at such time).

                  "US REVOLVING LENDER" means a Lender with a US Revolving Credit Commitment.

                  "US SECURITIES PLEDGE AGREEMENT" means that certain US Securities Pledge Agreement dated as of the date hereof and executed by each Credit Party in favour of the Administrative Agent providing for and constituting a first-priority Lien in favour of the Administrative Agent on the Collateral described therein, as amended, modified, renewed, supplemented or restated from time to time.

                  "US SECURITY AGREEMENT" means that certain US Security Agreement dated as of the date hereof and executed by each Credit Party in favour of the Administrative Agent providing for and constituting a first-priority Lien in favour of the Administrative Agent on the Collateral described therein, as amended, modified, renewed, supplemented or restated from time to time.

                  "US SWINGLINE AVAILABILITY" means, on any date, an amount equal to the remainder of (a) the US Swingline Commitment, minus (b) the US Swingline Exposure on such date.

                  "US SWINGLINE COMMITMENT" shall have the meaning assigned to such term in Section 2.1(e).

                  "US SWINGLINE EXPOSURE" means, at any time, the aggregate principal amount of all US Swingline Loans made to PASUG (or to the US Operating Borrowers if US Swingline

Loans have been made by the US Swingline Lender directly to one or more US Operating Borrowers pursuant to the terms hereof) outstanding at such time.

                  "US SWINGLINE LENDER" means The CIT Group/Business Credit, Inc., in its capacity as lender of US Swingline Loans hereunder.

                  "US SWINGLINE LOANS" shall have the meaning assigned to such term in Section 2.1(a).

                  "US SWINGLINE NOTE" means a promissory note of PASUG and the US Borrowers described in Section 2.5(c) payable to the US Swingline Lender and being substantially in the form of Exhibit I, evidencing the aggregate joint and several Indebtedness of PASUG and the US Operating Borrowers to the US Swingline Lender resulting from US Swingline Loans made by the US Swingline Lender.

                  "VOTING STOCK" of any Person means Equity of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

SECTION 1.2 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". The word "or" is disjunctive; the word "and" is conjunctive. The word "shall" is mandatory; the word "may" is permissive. The words "to the knowledge of" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case or a Person other than a natural Person, known by any Responsible Officer of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by such Responsible Officer of that Person). Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any statute or any section thereof shall, unless otherwise expressly stated, be deemed to be a reference to such statute or section as amended, restated or re-enacted from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns, (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references to time will be to Eastern time. Any reference to a specific bank account shall include any replacement, substitution or redesignation of such bank account provided that
(x) the Administrative Agent and the Canadian Administrative Agent are provided with prior written notice of such replacement, substitution or redesignation,
(y) the Canadian Administrative Agent and the Administrative Agent provide their written consent to such replacement, substitution or redesignation to the applicable Credit Party (such consent not to be unreasonably withheld) and (z) the Canadian Administrative Agent and the Administrative Agent are satisfied, acting reasonably, that the replacement, substituted or redesignated bank account is or will be subject to a validly perfected first-priority Lien in favour of the Canadian Administrative Agent and/or the Administrative Agent.

SECTION 1.3 ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP. All calculations for the purposes of determining compliance with the financial ratios and financial covenants contained herein shall be made on a basis consistent with GAAP in existence as at the date of this Agreement and used in the preparation of the financial statements of the Borrowers referred to in Section 5.6. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

                                   ARTICLE 2
                            AMOUNT AND TERMS OF LOANS

SECTION 2.1       LOANS AND COMMITMENTS.

(a) LOANS. Subject to the terms and conditions and relying on the representations and warranties contained herein, (A) on any Business Day from and after the Closing Date, but prior to the Maturity Date, each US Revolving Lender severally, but not jointly, agrees to make revolving credit loans in Dollars (each a "US REVOLVING CREDIT LOAN") to GUSAP, or PASUG (or directly to the US Operating Borrowers in accordance with the terms hereof), (B) on any Business Day from and after the Closing Date, but prior to the Maturity Date, each Canadian Revolving Lender severally, but not jointly, agrees to make revolving credit loans in either Dollars or C$ (each a "CANADIAN REVOLVING CREDIT LOAN") to the Canadian Borrowers, (C) on any Business Day from and after the Closing Date, but prior to the Maturity Date, the US Swingline Lender agrees to make revolving Swingline loans in Dollars (each a "US SWINGLINE LOAN") to PASUG for and on behalf of the US Operating Borrowers (or directly to a US Operating Borrower in accordance with the terms hereof), and (D) on any Business Day from and after the Closing Date, but prior to the Maturity Date, the Canadian Swingline Lender agrees to make revolving Swingline loans in Dollars or C$ (each a "CANADIAN SWINGLINE LOAN") to the Canadian Borrowers.

(b) TYPES OF LOANS. (1) The Dollar Denominated Loans made pursuant hereto shall, at the option of the US Borrowers or the Canadian Borrowers, as applicable, be either ABR Loans or LIBOR Loans and may be continued or converted pursuant to Section 2.12, (2) the C$ Denominated Loans made pursuant hereto shall, at the option of the Canadian Borrowers, be either Canadian Prime Loans or B/A Loans and may be continued or converted pursuant to Section 2.12, (3) the US Swingline Loans made pursuant hereto shall be ABR Loans, (4) the Dollar Denominated Canadian Swingline Loans made pursuant hereto shall be ABR Loans, and (5) the C$ Denominated Canadian Swingline Loans made pursuant hereto shall be Canadian Prime Loans; provided, that, except as otherwise specifically provided herein, all Loans made pursuant to the same Borrowing shall be of the same Type.

(c) US REVOLVING CREDIT COMMITMENTS. Each US Revolving Lender's US Revolving Credit Exposure shall not exceed at any one time the amount set forth opposite such US Revolving Lender's name on Annex I under the caption "US Revolving Credit Commitment" (as the same may be increased pursuant to Section 2.1(h), adjusted pursuant to Section 2.10(a) or otherwise from time to time modified pursuant to Section 10.7, its "US REVOLVING CREDIT COMMITMENT," and collectively for all US Revolving Lenders, the "US REVOLVING CREDIT COMMITMENTS"; the term "US Revolving Credit Commitments" includes the requirements of the US Revolving Lenders to purchase participations in the US Swingline Loans pursuant to Section 2.26 hereof and its obligation to purchase participations in Agent Advances to the US Borrowers pursuant to Section 2.28(b)); provided, however, that the Aggregate US Revolving Credit Exposure at any one time outstanding shall not exceed the US Maximum Available Amount in effect at such time, except that Agent Advances may result in the Aggregate US Revolving Credit Exposure exceeding the amount contemplated in clause (b) of the definition of "US MAXIMUM AVAILABLE AMOUNT" so long as the Aggregate US Revolving Credit Exposure shall not exceed the amount contemplated in clause (a) of the definition of "US MAXIMUM AVAILABLE AMOUNT". Within the foregoing limits and subject to
         Section 2.2(a) and the conditions set forth in Article 3, the US Borrowers may obtain Borrowings of US Revolving Credit Loans, repay or prepay such US Revolving Credit Loans, and reborrow such US Revolving Credit Loans.

(d) CANADIAN REVOLVING CREDIT COMMITMENTS. The Dollar Equivalent of each Canadian Revolving Lender's Canadian Revolving Credit Exposure shall not exceed at any one time the amount set forth opposite such Canadian Revolving Lender's name on Annex I under the caption "Canadian Revolving Credit Commitment" (as the same may be increased pursuant to Section 2.1(h), adjusted pursuant to Section 2.10(a) or otherwise from time to time modified pursuant to Section 10.7, its "CANADIAN REVOLVING CREDIT COMMITMENT," and collectively for all Canadian Revolving Lenders, the "CANADIAN REVOLVING CREDIT COMMITMENTS"; the term "Canadian Revolving Credit Commitments" includes the requirements of the Canadian Revolving Lenders to purchase participations in the Canadian Swingline Loans pursuant to Section 2.27 hereof; provided, however, that the Dollar Equivalent of the Aggregate Canadian Revolving Credit Exposure at any one time outstanding shall not exceed the Canadian Maximum Available Amount in effect at such time, except that Agent Advances may result in the Aggregate Canadian Revolving Credit Exposure exceeding the amount contemplated in clause (b) of the definition of "CANADIAN MAXIMUM AVAILABLE AMOUNT" so long as the Aggregate Canadian Revolving Credit Exposure shall not exceed the amount contemplated in clause (a) of the definition of "CANADIAN MAXIMUM AVAILABLE AMOUNT". Within the foregoing limits and subject to the conditions set forth in Article 3, the Canadian Borrowers may obtain Borrowings of Canadian Revolving Credit Loans, repay or prepay such Canadian Revolving Credit Loans, and reborrow such Canadian Revolving Credit Loans.

(e) US SWINGLINE LOANS. The US Swingline Lender's US Swingline Exposure shall not exceed at any one time the amount set forth opposite the US Swingline Lender's name on Annex I under the caption "US Swingline Loan Commitment" (as the same may be adjusted pursuant to Section 2.10(b)) (the "US SWINGLINE COMMITMENT"); provided, however, the Aggregate US Revolving Credit Exposure at any one time outstanding shall not exceed the US Maximum Available Amount in effect at such time. Within the foregoing limits set forth herein, PASUG may obtain Borrowings of US Swingline Loans, repay or prepay such US Swingline Loans, and reborrow such US Swingline Loans.

(f) CANADIAN SWINGLINE LOANS. The Canadian Swingline Lender's Canadian Swingline Exposure shall not exceed at any one time the amount set forth opposite the Canadian Swingline Lender's name on Annex I under the caption "Canadian Swingline Loan Commitment" (as the same may be adjusted pursuant to Section 2.10(b)) (the "CANADIAN

         SWINGLINE COMMITMENT"); provided, however, the Aggregate Canadian Revolving Credit Exposure at any one time outstanding shall not exceed the Canadian Maximum Available Amount in effect at such time. Within the foregoing limits set forth herein, the Canadian Borrowers may obtain Borrowings of Canadian Swingline Loans, repay or prepay such Canadian Swingline Loans, and reborrow such Canadian Swingline Loans.

(g) AMOUNTS OF BORROWINGS, ETC. The aggregate principal amount of each Borrowing from all Lenders (1) of LIBOR Loans shall be (A) in a minimum amount of $5,000,000, and (B) in an integral multiple of $1,000,000,
         (2) of US Revolving Credit Loans which are ABR Loans shall be in minimum amount of $1,000,000 and shall be in an integral multiple of $100,000, (3) of Canadian Revolving Credit Loans which are ABR Loans shall be not less than $100,000 and shall be in an integral multiple of $50,000, (4) of Canadian Prime Loans shall be not less than C$100,000 and shall be in an integral multiple of C$50,000, (5) of B/A Loans shall be (A) in a minimum aggregate amount (for all Lenders) of C$5,000,000, and (B) in an integral multiple of C$1,000,000, (6) of US Swingline Loans shall be in any amount, and (7) of Canadian Swingline Loans shall be in any amount. Borrowings of more than one Type of Loan may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than ten separate Borrowings of LIBOR Loans (of which no more than seven separate Borrowings of LIBOR Loans may be made under the Canadian Revolving Commitment or the US Revolving Commitment) or more than four B/A Loans being outstanding at any one time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(h) COMMITMENT INCREASES. Subject to the terms and conditions hereof, at any time after the Closing Date and up to the Maturity Date, provided that no Default has occurred and is continuing and Excess Availability is not less than $40,000,000, the Borrowers may request that the Lenders increase the Commitments by an aggregate amount of up to $100,000,000 (each such commitment increase, a "COMMITMENT INCREASE"). Notwithstanding anything in this Agreement, no Commitment Increase shall require the approval of any Lender other than any Lender providing all or part of the Commitment Increase, no Lender shall be required to provide all or part of any Commitment Increase unless it agrees to do so in its sole discretion, and the aggregate amount of all Commitment Increases shall not exceed $100,000,000. Any Commitment Increase shall be offered by the Borrowers to the Lenders pro rata in accordance with the Commitments of the Lenders on the date that the Commitment Increase is requested. The Lenders shall have fifteen (15) Business Days to respond to any request for a Commitment Increase. Any Lender which fails to respond to a request for a Commitment Increase within such fifteen-day period will be deemed to have declined the request for such portion of the requested Commitment Increase. If any portion of a requested Commitment Increase is not provided by the Lenders, then the Borrowers may request that one or more Persons acceptable to the Administrative Agent and the Canadian Administrative Agent provide such Commitment Increase. In any such case, the Person providing such portion of the requested Commitment Increase shall execute and deliver to the Administrative Agent, the Canadian Administrative Agent and the Borrowers all such documentation as may be reasonably required by the Administrative Agent and the Canadian Administrative Agent to evidence such Commitment Increase (including the fact that such Person shall have become a Lender under this Agreement). The Administrative Agent will notify the Lenders upon the implementation of any Commitment Increase.

SECTION 2.2 BORROWING REQUESTS.

(a)      US REVOLVING CREDIT BORROWING REQUESTS.

         (1) Whenever a US Borrower desires to make a Borrowing of US Revolving Credit Loans hereunder, GUSAP or PASUG, as applicable (or, following the exercise by the Administrative Agent of its rights under Section 2.2(c), the requesting US Operating Borrower) shall give Advance Notice to the Administrative Agent in the form of a Borrowing Request, specifying, subject to the provisions hereof, (i) the aggregate principal amount of the US Revolving Credit Loans to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day), (iii) whether the Dollar Denominated Loans being made pursuant to such Borrowing are to be ABR Loans or LIBOR Loans, and (iv) in the case of LIBOR Loans, the Interest Period to be applicable thereto. Subject to Section 2.2(c), all US Revolving Credit Loans are to be made to GUSAP or PASUG, as applicable, for application in accordance with Section 2.4(b).

         (2) The US Borrowers acknowledge and agree that availability of US Revolving Credit Loans hereunder shall be determined by reference to the individual US Borrowing Base of the US Operating Borrower to which any requested Borrowing shall be allocated in accordance with this Section 2.2(a)(2), notwithstanding that the US Borrower to which such requested Borrowing is originally advanced is GUSAP or PASUG. Accordingly, any Borrowing Request issued pursuant to this
                  Section 2.2(a) shall, in addition to the information required to be specified above, also (i) specify the US Borrowing Base of the US Operating Borrower (the "APPLICABLE US OPERATING BORROWER") to which the requested Borrowing shall be allocated (and any such allocation by GUSAP or PASUG shall be irrevocable by GUSAP or PASUG, as applicable), (ii) certify that, both before and after giving effect to the requested Borrowing, the Allocated US Revolving Credit Exposure of the Applicable US Operating Borrower will not exceed the US Borrowing Base of such Applicable US Operating Borrower minus Availability Reserves applicable to such Applicable US Operating Borrower, and (iii) be executed by a Responsible Officer of GUSAP or PASUG, as applicable. In connection with a Borrowing Request under this Section 2.2(a), GUSAP or PASUG, as applicable, shall be entitled, at its election, to include in the US Borrowing Base for an Applicable US Operating Borrower all or a portion of the Canadian Excess Availability at such time, provided that such Borrowing Request (i) specifies that the Borrowers have elected to include such Canadian Excess Availability in a US Borrowing Base, (ii) specifies the US Borrowing Base to which such Canadian Excess Availability is to be added, and (iii) specifies the amount of the Canadian Excess Availability that is to be so added (and a copy of such Borrowing Request is delivered by GUSAP or PASUG, as applicable, to the Canadian Administrative Agent concurrently with its delivery to the Administrative Agent). Each of the Borrowers acknowledges and agrees that any allocation of Canadian Excess Availability pursuant to the preceding sentence shall result in a concurrent reduction of the Canadian Borrowing Base in an amount equal to such allocation.

(b)      US SWINGLINE BORROWING REQUESTS.

         (1) Whenever the US Borrowers desire to make a Borrowing of US Swingline Loans hereunder, PASUG (or, following the exercise by the Administrative Agent of its rights under Section 2.2(c), the requesting US Operating Borrower) shall give Advance Notice to the Administrative Agent in the form of a Borrowing Request, specifying, subject to the provisions hereof, (i) the aggregate principal amount of the US Swingline Loan to be made pursuant to such Borrowing, and (ii) the date of Borrowing (which shall be a Business Day). The Lenders acknowledge and agree that subject to Section 2.2(b)(2) and
                  Section 2.2(c), it is intended that all US Swingline Loans are to be made to PASUG.

         (2) The US Borrowers acknowledge and agree that availability of US Swingline Loans hereunder shall be determined by reference to the individual US Borrowing Base of the US Borrower to which any requested Borrowing of Swingline Loans shall be allocated in accordance with this Section 2.2(b)(2), notwithstanding that the US Borrower to which such requested Borrowing is originally advanced is PASUG. Accordingly, any Borrowing Request issued pursuant to this Section 2.2(b) shall, in addition to the information required to be specified above, also (i) specify the Applicable US Operating Borrower to which the requested Borrowing shall be allocated (and any such allocation by PASUG shall be irrevocable by PASUG), (ii) certify that, both before and after giving effect to the requested Borrowing, the Allocated US Revolving Credit Exposure of the Applicable US Operating Borrower will not exceed the US Borrowing Base of such Applicable US Operating Borrower minus Availability Reserves applicable to such Applicable US Operating Borrower, and (iii) be executed by a Responsible Officer of PASUG. In connection with a Borrowing Request under this Section 2.2(b), PASUG shall be entitled, at its election, to include in the US Borrowing Base for an Applicable US Operating Borrower, all or a portion of the Canadian Excess Availability at such time, provided that such Borrowing Request specifies that PASUG has elected to include such Canadian Excess Availability in a US Borrowing Base, specifies the US Borrowing Base to which such Canadian Excess Availability is to be added, and specifies the amount of the Canadian Excess Availability that is to be so added (and a copy of such Borrowing Request is delivered by PASUG to the Canadian Administrative Agent concurrently with its delivery to the Administrative Agent). Each of the Borrowers acknowledges and agrees that any allocation of Canadian Excess Availability pursuant to the preceding sentence shall result in a concurrent reduction of the Canadian Borrowing Base in an amount equal to such allocation.

(c) MODIFICATIONS TO CREDIT FACILITY. Each US Borrower agrees and acknowledges that the present structure of the credit facilities detailed in this Agreement is based in part upon the financial and other information presently known to the Administrative Agent, the Canadian Administrative Agent and the Lenders regarding each Borrower, the corporate structure of the Borrowers, and the present financial condition of each Borrower. During the continuance of an Event of Default, or in the event that Excess Availability shall at any time be less than $75,000,000 the Administrative Agent, at its discretion or at the direction of the Required Lenders, shall have the right, by notice to the Borrowers to require that any or all of the following changes be made to these credit facilities: (1) restrict future loans and advances between the Borrowers, (2) establish separate lockbox and Blocked Accounts for each US Borrower, (3) separate future US Swingline Loans and US Revolving Credit Loans into separate revolving credit loans to each of the US Operating Borrowers as shall be determined by the Administrative Agent or the Required Lenders, (4) require that no further US Revolving Credit Loans be made to GUSAP or PASUG and/or that no further US Swingline Loans be made to PASUG, but instead be made directly to the US Operating Borrowers, (5) require that all payments in respect of any outstanding Loans be made directly to the Administrative Agent and the Lenders by the US Operating Borrowers and not by or to any of PASUG, NSLUC or GUSAP, and (6) establish such other procedures as shall be determined by the Administrative Agent or the Required Lenders, acting reasonably, to ensure the proper administration of any further US Revolving Credit Loans and US Swingline Loans. Upon five (5) Business Days written notice by the US Operating Borrowers, any such changes shall be reversed if, at the time of such written notice, (i) Excess Availability is greater than $75,000,000 on such Business Day, and has been greater than $75,000,000 for a period of at least 90 consecutive days ending on such Business Day, (ii) the US Borrowers deliver projections satisfactory to the Administrative Agent, acting reasonably, demonstrating that Excess Availability shall continue to be at least $75,000,000 for the 3 consecutive month period commencing on such Business Day, and (iii) no other Default has occurred and is continuing on such Business Day. With the Administrative Agent's and the Required Lenders' consent, Loans may be made to one or more Borrowers as proposed by the Borrowers on such further terms and conditions as the Administrative Agent and the Required Lenders may require. In addition, at any time, the US Borrowers and the Administrative Agent may mutually agree to make the foregoing changes to these credit facilities. Any such agreement will be evidenced by a written agreement among the US Borrowers and the Administrative Agent. The Administrative Agent will notify the Lenders promptly upon entering into any such written agreement.

(d) CANADIAN REVOLVING CREDIT BORROWING REQUESTS. Whenever a Canadian Borrower desires to make a Borrowing hereunder, it shall give Advance Notice to the Canadian Administrative Agent (with a simultaneous copy to the Administrative Agent) in the form of a Borrowing Request, specifying, subject to the provisions hereof, (1) the aggregate principal amount of the Loan to be made pursuant to such Borrowing, (2) whether such

         Loan is a Canadian Revolving Credit Loan or a Canadian Swingline Loan
         (3) whether such Loan is to be a Dollar Denominated Loan or a C$ Denominated Loan, (4) the date of Borrowing (which shall be a Business
         Day), (5) whether the Dollar Denominated Loans being made pursuant to such Borrowing are to be ABR Loans or LIBOR Loans, (6) whether the C$ Dollar Denominated Loans being made pursuant thereto are to be Canadian Prime Loans or B/A Loans, and (7) in the case of LIBOR Loans or B/A Loans, the Interest Period to be applicable thereto.

(e) NOTICE BY THE ADMINISTRATIVE AGENT. The Administrative Agent or the Canadian Administrative Agent (as applicable) shall promptly give to the other, and to each applicable Lender, telecopy or telephonic notice (and, in the case of telephonic notices, confirmed by telecopy or otherwise in writing) of the proposed Borrowing (other than Borrowings of US Swingline Loans or Canadian Swingline Loans, in which case notice shall only be given the US Swingline Lender or the Canadian Swingline Lender, as applicable), of such Lender's Applicable Percentage thereof and of the other matters covered by the Advance Notice. The Borrowers hereby waive the right to dispute the Administrative Agent's record of the terms of such telephonic notice, absent manifest error.

SECTION 2.3       LETTERS OF CREDIT.

(a) ISSUANCE OF US LETTERS OF CREDIT. Subject to the terms and conditions hereof, the US Borrowers shall have the right, in addition to US Revolving Credit Loans provided for in Section 2.1, to utilize the US Revolving Credit Commitments from time to time prior to the Maturity Date by obtaining the issuance of either Documentary Letters of Credit or Standby Letters of Credit for the account of any US Operating Borrower by an Issuing Bank if such US Operating Borrower shall so request in the notice referred to in Section 2.3(d)(1) (each such letter of credit being referred to as a "US LETTER OF CREDIT", and collectively referred to as the "US LETTERS OF CREDIT"); provided, however, that, after giving effect to the issuance of any Letter of Credit, the Allocated US Revolving Credit Exposure of the applicable US Operating Borrower to which such Letter of Credit relates shall not exceed the US Borrowing Base of such US Operating Borrower minus Availability Reserves applicable to such US Operating Borrower, and that the Aggregate US Revolving Credit Exposure at any one time outstanding shall not exceed the US Maximum Available Amount in effect at such time and the aggregate of all US Letter of Credit Liabilities and the Dollar Equivalent of all Canadian Letter of Credit Liabilities at any one time outstanding shall not exceed $100,000,000. US Letters of Credit shall be denominated in Dollars and may be issued to support the obligations of the US Operating Borrowers only. Upon the date of the issuance of a US Letter of Credit, the applicable Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each US Revolving Lender, and each US Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Bank, a participation, to the extent of such applicable Lender's US Revolving Credit Percentage, in such US Letter of Credit and the related US Letter of Credit Liabilities. The parties hereto acknowledge and agree that it is intended that in respect of US Letters of Credit, the Account Party will be one of the US Operating Borrowers and that all US Letter of Credit Liabilities under each such US Letter of Credit shall be allocated to the US Borrowing Base of the US Operating Borrower who is the Account Party thereof consistent with Section 2.2(a)(2) hereof.

(b) ISSUANCE OF CANADIAN LETTERS OF CREDIT. Subject to the terms and conditions hereof, the Canadian Borrowers shall have the right, in addition to Canadian Revolving Credit Loans provided for in Section 2.1, to utilize the Canadian Revolving Credit Commitments from time to time prior to the Maturity Date by obtaining the issuance of either Documentary Letters of Credit or Standby Letters of Credit for its account or the account of any other Canadian Credit Party by an Issuing Bank if the Canadian Borrowers shall so request in the notice referred to in Section 2.3(d)(1) (each such letter of credit being referred to as a "CANADIAN LETTER OF CREDIT", and collectively referred to as the "CANADIAN LETTERS OF CREDIT"); provided, however, that, the Dollar Equivalent of the Aggregate Canadian Revolving Credit Exposure at any one time outstanding shall not exceed the Canadian Maximum Available Amount in effect at such time and the Dollar Equivalent of the aggregate of the Dollar Equivalent of all Canadian Letter of Credit Liabilities and US Letter of Credit Liabilities at any one time outstanding shall not exceed $100,000,000. Canadian Letters of Credit shall be denominated in Dollars or C$ as the Canadian Borrowers shall elect and may be issued to support the obligations of the Canadian Borrowers only. Upon the date of the issuance of a Canadian Letter of Credit, the applicable Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Canadian Revolving Lender, and each Canadian Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Bank, a participation, to the extent of such applicable Lender's Canadian Revolving Credit Percentage, in such Canadian Letter of Credit and the related Canadian Letter of Credit Liabilities.

(c) LIMITATIONS ON LETTERS OF CREDIT; CERTAIN EXISTING LETTERS OF CREDIT. No Letter of Credit issued or extended pursuant to this Agreement shall have an expiry date beyond the earlier of one year after the date of issuance or sixty (60) days prior to the Maturity Date. No Letter of Credit shall be issued within sixty (60) days of the Maturity Date. The parties hereto acknowledge and agree that (i) the letters of credit listed in Schedule 2.3 were issued by Bank of America N.A. at the request and for the account of certain of the Credit Parties and remain outstanding on the date hereof, (ii) such letters of credit shall be deemed to be Letters of Credit issued and outstanding under this Agreement, and (iii) Bank of America N.A. shall be deemed to be an Issuing Bank under this Agreement in respect of such Letters of Credit.

(d) ADDITIONAL LETTER OF CREDIT PROVISIONS. The following additional provisions shall apply to each Letter of Credit:

                  (1) Any of the US Operating Borrowers or the Canadian Borrowers which desires an Issuing Bank to issue a Letter of Credit for its account (an "ACCOUNT PARTY") shall give the Administrative Agent (or the Canadian Administrative Agent in the event such Letter of Credit is a Canadian Letter of Credit) and the Issuing Bank at least five (5) Business Days' prior notice in the form of a Borrowing Request (effective upon receipt), or in each case, such shorter period as may be agreed to by the Administrative Agent (or the Canadian Administrative Agent, as applicable) and such Issuing Bank, specifying the date such Letter of Credit is to be issued (which shall be a Business Day) and describing: (A) the face amount of the Letter of Credit and, in the case of any Canadian Letter of Credit, the currency (Dollars or C$) in which such Letter of Credit is to be denominated, (B) the expiration date of the Letter of Credit, (C) the name and address of the beneficiary, (D) information concerning the transaction proposed to be supported by such Letter of Credit as the Administrative Agent (or the Canadian Administrative Agent, as applicable) or such Issuing Bank may reasonably request, (E) such other information and documents relating to the Letter of Credit as the Administrative Agent (or the Canadian Administrative Agent, as applicable) or such Issuing Bank may reasonably request, and (F) a precise description of documents and the verbatim text of any certificate to be presented by the beneficiary, which, if presented prior to the expiry date of the Letter of Credit, would require such Issuing Bank to make payment under the Letter of Credit; provided that such Issuing Bank, may require changes in such documents and certificates; and provided further that such Issuing Bank shall not be required to issue any Letter of Credit that conflicts with the Issuing Bank's policies and procedures relating to the issuance and content of letters of credit. Each such notice shall be accompanied by the applicable Issuing Bank's Application and by a certificate executed by a Responsible Officer setting forth calculations evidencing availability for such Letter of Credit pursuant to Section 2.3(d)(2) and stating that all conditions precedent to such issuance have been satisfied. Each Letter of Credit shall, to the extent not inconsistent with the express terms hereof or the applicable Application, be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (together with any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce, the "UCP"), and shall, as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario.

                  (2) No US Letter of Credit or Canadian Letter of Credit may be issued if, after giving effect thereto, the Aggregate US Revolving Credit Exposure or the Aggregate Canadian Revolving Credit Exposure would exceed the US Maximum Available Amount or the Canadian Maximum Available Amount, respectively, or if the Borrowing Base of the applicable Borrower is insufficient to cover the Letter of Credit. On each day during the period commencing with the issuance of any Letter of Credit and until such Letter of Credit shall have expired or have been terminated, the US Revolving Credit Commitment or Canadian Revolving Credit Commitment (as applicable) of each Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Revolving Credit Percentage of the amount of the Letter of Credit Liabilities related to such Letter of Credit.

                  (3) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment thereunder, the Issuing Bank shall promptly notify the Account Party for whose account such Letter of Credit was issued and the Administrative Agent (or the Canadian Administrative Agent if such Letter of Credit is a Canadian Letter of Credit) of such demand (provided that the failure of an the Issuing Bank to give such notice shall not affect the Reimbursement Obligations of the Account Party hereunder) and the Account Party shall immediately, and in any event no later than 10:00 a.m. (Eastern time) on the date of such drawing, reimburse the Administrative Agent (or the Canadian Administrative Agent, as applicable) for the account of the applicable Issuing Bank for any amount paid by the Issuing Bank upon any drawing under such Letter of Credit, without presentment, demand, protest or other formalities of any kind in an amount, in same day funds, equal to the amount of such drawing. Unless prior to 10:00 a.m. (Eastern time) on the date of such drawing, the Account Party shall have either notified the Issuing Bank and the Administrative Agent (or the Canadian Administrative Agent, as applicable) that the Account Party intends to reimburse the Administrative Agent (or the Canadian Administrative Agent, as applicable) for the account of the applicable Issuing Bank for the amount of such drawing with funds other than the proceeds of Loans or delivered to the Administrative Agent (or the Canadian Administrative Agent, as applicable) a Borrowing Request for Loans in an amount equal to such drawing, the Account Party will be deemed to have given a Borrowing Request to the Administrative Agent (or the Canadian Administrative Agent, as applicable) requesting that the Lenders make Revolving Credit Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing. Any Loans made pursuant to the preceding sentence shall be (A) US Revolving Credit Loans which are ABR Loans if the underlying Letter of Credit was a US Letter of Credit, or Canadian Revolving Credit Loans if the underlying Letter of Credit was a Canadian Letter of Credit, and (B) Dollar Denominated Loans and ABR Loans if the underlying Letter of Credit was denominated in Dollars, and (C) C$ Denominated Loans and Canadian Prime Loans if the underlying Letter of Credit was denominated in C$. The obligation of Lenders to make Revolving Credit Loans pursuant to this Section 2.3 (but not the participation obligations of the Lenders pursuant to Section 2.3(d)(4) below) shall be subject to the satisfaction of the conditions in Article 3 and the existence of availability of the US Maximum Available Amount or Canadian Maximum Available Amount (as applicable) pursuant to Section 2.1(c) or Section 2.1(d) hereof (after giving effect to repayment of the applicable Reimbursement Obligations with the proceeds of the proposed Revolving Credit Loans). Subject to the preceding sentence, if so requested by the Administrative Agent (or the Canadian Administrative Agent, as applicable), each of the US Revolving Lenders or the Canadian Revolving Lenders (as applicable) shall, on the date of such drawing, make such Revolving Credit Loans in an amount equal to such Lender's US Revolving Credit Percentage or Canadian Revolving Credit Percentage (as applicable) of such drawing or the full amount of the unused US Maximum Available Amount or Canadian Maximum Available Amount pursuant to Section 2.1(c) or Section 2.1(d) as applicable, the proceeds of which shall be applied directly by the Administrative Agent (or the Canadian Administrative Agent, as applicable) to reimburse the applicable Issuing Bank to the extent of such proceeds.

                  (4) If the appropriate Account Party fails to reimburse the applicable Issuing Bank as provided in Section 2.3(d)(3) above for any reason, including failure to satisfy the conditions in Article 3 or insufficient availability under the Maximum Available Amount pursuant to Section 2.1(c) or
Section 2.1(d), such Issuing Bank shall promptly notify the Administrative Agent (or the Canadian Administrative Agent, as applicable) and the Administrative Agent (or the Canadian Administrative Agent, as applicable) shall notify each US Revolving Lender or Canadian Revolving Lender (as applicable) of the unreimbursed amount of such drawing and of such Lender's respective participation therein based on such Lender's US or Canadian Revolving Credit Percentage (as applicable). Each such Lender will pay to the

Administrative Agent (or the Canadian Administrative Agent, as applicable) for the account of the applicable Issuing Bank on the date of such notice an amount equal to such Lender's US or Canadian Revolving Credit Percentage (as applicable) of such unreimbursed drawing (or, if such notice is made after 1:00 p.m. (Eastern time) on such date, on the next succeeding Business Day). If any Lender fails to make available to such Issuing Bank the amount of such Lender's participation in such Letter of Credit as provided in this Section 2.3(d)(4), such Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Effective Rate for one Business Day and thereafter at the ABR. Nothing in this Section 2.3(d)(4) shall be deemed to prejudice the right of any Lender to recover from such Issuing Bank any amounts made available by such Lender to such Issuing Bank pursuant to this
Section 2.3(d)(4) if it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Bank was wrongful and such wrongful payment was the result of gross negligence or willful misconduct on the part of such Issuing Bank. The applicable Issuing Bank shall pay to the Administrative Agent (or the Canadian Administrative Agent, as applicable) and the Administrative Agent (or the Canadian Administrative Agent, as applicable) shall pay to each Lender such Lender's US Revolving Credit Percentage or Canadian Revolving Credit Percentage (as applicable) of all amounts received from the Account Party for payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to such Issuing Bank in respect of such Letter of Credit pursuant to this Section 2.3(d)(4).

                  (5) The issuance by the applicable Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article 3, be subject to the conditions precedent that such Letter of Credit shall be in the form and contain such terms as shall be satisfactory to such Issuing Bank and the Administrative Agent, and that the Account Party shall have executed and delivered such other instruments and agreements relating to the Letter of Credit as such Issuing Bank shall have requested and that are not inconsistent with the terms of this Agreement including the applicable Issuing Bank's Application therefor. In the event of a conflict between the terms of this Agreement and the terms of any Application, the terms of this Agreement shall control.

                  (6) As between any Account Party and any Issuing Bank, the Account Party assumes all risks of the acts and omissions of or misuse of the Letters of Credit issued by such Issuing Bank by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for or issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they are in cipher; (D) for errors in interpretation of technical terms; (E) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (F) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (G) for any consequences arising from causes beyond the control of such Issuing Bank, including, without limitation, the actions of any Governmental Authority. None of the above shall affect, impair, or prevent the vesting of any of such Issuing Bank's rights or powers hereunder. Notwithstanding anything to the contrary contained in this
Section 2.3(d)(6), no Account Party shall assume any risk, and shall have no obligation to indemnify any Issuing Bank, in respect of any liability incurred by such Issuing Bank arising primarily out of the gross negligence or willful misconduct of such Issuing Bank, as finally determined by a court of competent jurisdiction.

                  (7) Each Issuing Bank will send to the applicable Account Party and the Administrative Agent (or the Canadian Administrative Agent, as applicable) immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto. Upon issuance of any Letter of Credit or an amendment thereto, the Administrative Agent (or the Canadian Administrative Agent, as applicable) shall promptly notify each Lender of such Lender's US Revolving Credit Percentage or Canadian Revolving Credit Percentage (as applicable) of the amount of such Letter of Credit or amendment thereto. Upon cancellation or termination of any Letter of Credit, the applicable Issuing Bank shall promptly notify the Administrative Agent (or the Canadian Administrative Agent, as applicable) and the applicable Account Party, and the Administrative Agent (or the Canadian Administrative Agent, as applicable) will then promptly notify each Lender, of such cancellation or termination.

                  (8) The obligation of each Account Party to reimburse each Issuing Bank for Reimbursement Obligations with regard to the Letters of Credit issued by such Issuing Bank for such Account Party and the obligations of the US Revolving Lenders and the Canadian Revolving Lenders under Section 2.3(d)(4) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and under all circumstances, including the following circumstances:

                  (A) any lack of validity or enforceability of any Letter of Credit;

                  (B) the existence of any claim, set-off, defense or other right that any of the Borrowers may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Account Party and the beneficiary for which the Letter of Credit was procured) other than a defense based on the gross negligence (as opposed to ordinary negligence) or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction;

                  (C) any draft, demand, certificate or any other document presented under any Letter of Credit is proved to be forged, fraudulent, invalid or insufficient in any respect or any statement therein is untrue or inaccurate in any respect;

                  (D) any adverse change in the condition (financial or otherwise) of any Credit Party;

                  (E) any breach of this Agreement or any other Financing Document by any of the Borrowers, the Administrative Agent, the Canadian Administrative Agent or any Lender (other than the applicable Issuing Bank);

                  (F) any other circumstance or happening whatsoever; provided that such other occurrence or happening is not the result of the gross negligence (as opposed to ordinary negligence) or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction; or

                  (G) the fact that a Default shall have occurred and be continuing.

(e) ALTERNATIVE LETTER OF CREDIT PROVISIONS. As an alternative to the foregoing provisions of this Section 2.3, and in order to assist the Borrowers in establishing or opening letters of credit, the Borrowers have requested the Administrative Agent and the Canadian Administrative Agent to join as a co-applicant under applications for letters of credit, and/or to guarantee payment or performance of letters of credit and any drafts or acceptances thereunder through the issuance of letter of credit guarantee, thereby lending to the Borrowers the credit of the Administrative Agent or the Canadian Administrative Agent, as applicable, and the Administrative Agent and the Canadian Administrative Agent have agreed to do so on the terms and conditions set forth below. For these purposes, the issuer of any such letter of credit need not be a party to this Agreement. Within the applicable Revolving Credit Commitments, the Administrative Agent or the Canadian Administrative Agent, as applicable, shall assist the applicable Borrowers in obtaining letter(s) of credit in this manner, in an aggregate amount not to exceed the limits set forth herein. It is understood that the term, form and purpose of each such letter of credit and all documentation in connection therewith, and any amendments, modifications or extensions thereof, must be in accordance with the other provisions of this Section 2.3, mutatis mutandis, and must be mutually acceptable to the Administrative Agent or the Canadian Administrative Agent, as applicable, the issuer of the letter of credit and the applicable Borrowers. In the event of a drawing under any such letter of credit, the issuer of any such letter of credit would be entitled to require that the Administrative Agent or the Canadian Administrative Agent, as applicable, reimburse such issuer for any amount drawn under such letter of credit, whereupon the Administrative Agent or the Canadian Administrative Agent, as applicable, would be entitled to obtain reimbursement from the appropriate Account Party and the applicable Revolving Credit Lenders, all in accordance with the provisions of this Section 2.3, it being understood that any such letter of credit shall be considered in all respects as a "Letter of Credit" issued under the applicable Commitments hereunder, and the Administrative Agent or the Canadian Administrative Agent, as applicable, shall have all rights and remedies as an "Issuing Bank" under this Agreement. The Borrowers unconditionally, jointly and severally, agree to indemnify each of the Administrative Agent and the Canadian Administrative Agent, as applicable, from and against any and all loss, claim or liability incurred by the Administrative Agent or the Canadian

         Administrative Agent, as applicable, arising from any transactions or occurrences relating to letters of credit established or opened in accordance with these procedures. This indemnity shall survive termination of this Agreement. In addition to the fees payable under
         Section 2.13(c) and (d), the Borrowers agree that any customary bank fees and charges incurred by the Administrative Agent or the Canadian Administrative Agent, as applicable, in connection with these arrangements shall be for the account of the applicable Borrowers and shall be paid by the applicable Borrowers to the Administrative Agent or the Canadian Administrative Agent, as applicable, forthwith upon demand therefor.

SECTION 2.4 DISBURSEMENT OF FUNDS.

(a) AVAILABILITY. No later than 3:00 p.m. on the date of each Borrowing (other than Borrowings consisting of US Swingline Loans or Canadian Swingline Loans), each US Revolving Lender (in the case of any Borrowing of US Revolving Credit Loans) and each Canadian Revolving Lender (in the case of any Borrowing of Canadian Loans) will make available to the Administrative Agent (or the Canadian Administrative Agent, in the case of a Borrowing of Canadian Loans) such Lender's Applicable Percentage of the principal amount of the Borrowing requested to be made on such date reduced by the principal amount of Revolving Credit Loans (if any) of such Lender maturing on such date in immediately available funds at the Payment Office (unless such Borrowing is to be made under the Canadian Revolving Credit Facility and the Canadian Borrowers have requested a Borrowing in C$, in which case such funds shall be C$).

(b)      DISBURSEMENT OF US LOANS.

                  (i) Until such time as the Administrative Agent requires any of the changes to the credit facilities contemplated by Section 2.2(c), the Administrative Agent will disburse all US Revolving Credit Loans to GUSAP or PASUG, as applicable, by depositing the amount of each Borrowing of such US Revolving Credit Loans to the GUSAP Disbursement Account or the PASUG Disbursement Account, as applicable. In respect of all amounts so deposited into the GUSAP Disbursement Account, GUSAP hereby irrevocably agrees that it shall transfer all such amounts, in immediately available funds, to the NSULC Disbursement Account. In respect of all amounts so deposited to the NSULC Disbursement Account, GUSAP (as the sole shareholder of NSULC) hereby irrevocably agrees that it shall transfer all such amounts to the PASUG Disbursement Account. In respect of all amounts so deposited to the PASUG Disbursement Account (whether as a result of the application of this Section 2.4(b)(i) to disbursement of US Revolving Credit Loans to GUSAP or as a result of disbursement of US Revolving Credit Loans by the Administrative Agent directly to PASUG), PASUG agrees to make a Permitted Cash Application to or for the benefit of the Applicable US Operating Borrower(s) in such amounts (or such portions thereof) as have been allocated by GUSAP or PASUG, as applicable, to each such Applicable

                           US Operating Borrower in accordance with Section 2.2(a)(2). If the Administrative Agent or the Required Lenders elect to require any changes as contemplated by Section 2.2(c), and until such time as the US Borrowers are entitled to request that Revolving Loans again be made available to GUSAP or PASUG, the Administrative Agent will make available directly to the Applicable US Operating Borrowers at the Payment Office of the Administrative Agent the aggregate of the amounts made available by the US Revolving Lenders pursuant to Section 2.4(a) by depositing such amounts, in immediately available funds, to the Disbursement Account of such US Operating Borrower. To the extent that any Loans mature or Reimbursement Obligations are due and owing on the date of a requested Borrowing of Revolving Credit Loans, the Administrative Agent may, at its discretion, prior to giving effect to the directions set out in this Section 2.4(b), apply the proceeds of the Revolving Credit Loans then being made, to the extent thereof, to the repayment of such maturing Loans or Reimbursement Obligations, such Loans or Reimbursement Obligations and repayments intended to be a contemporaneous exchange. Notwithstanding the foregoing, at the option of PASUG or GUSAP, any US Revolving Credit Loan may be retained by PASUG, or may be disbursed by PASUG, as applicable, to a Credit Party other than the Applicable US Operating Borrower to which such Revolving Credit Loan relates, but only to the extent that such retention or disbursement is permitted under Section 7.2(i) hereof.

                  (ii) Until such time as the Administrative Agent requires any of the changes to the credit facilities contemplated by Section 2.2(c), the US Swingline Lender will make available to PASUG (or, in the case of a US Swingline Loan made to pay Reimbursement Obligations of any US Operating Borrowers, by remittance to the applicable Issuing Bank) the proceeds of such US Swingline Loan in accordance with this Section 2.4(b) on or before 3:00 p.m. (Eastern time) on the date requested for such Borrowing or as provided in Section 2.2(d). If the Administrative Agent or the Required Lenders elect to require a change as contemplated by Section 2.2(c), and until such time as the US Borrowers are entitled to request that Revolving Loans again be made available to GUSAP, the US Swingline Lender will make available directly to the applicable US Operating Borrower at the Payment Office of the Administrative Agent the amount of requested US Swingline Loans by depositing such amounts, in immediately available funds, to the Disbursement Account of such US Operating Borrower. At the option of the US Borrowers, any US Swingline Loan may be retained by PASUG, or may be disbursed by PASUG, as applicable, to a Credit Party other than the US Operating Borrower to which such US Swingline Loan relates, but only to the extent that such retention or disbursement would constitute a US Operating Borrower Advance that is permitted under
                           Section 7.2(i) hereof.

(c) DISBURSEMENT OF CANADIAN LOANS. The Canadian Administrative Agent will make available to the Canadian Borrowers at the Payment Office of the Canadian Administrative Agent the aggregate of the amounts (if any) made available by the Canadian Revolving Lenders pursuant to Section 2.4(a) by depositing such amounts, in immediately available funds, to the Disbursement Account of the relevant Canadian Borrower. To the extent that any Loans mature or Reimbursement Obligations are due and owing on the date of a requested Borrowing of Canadian Revolving Credit Loans, the Canadian Revolving Credit Lenders shall apply the proceeds of the Canadian Revolving Credit Loans then being made, to the extent thereof, to the repayment of such maturing Loans or Reimbursement Obligations, such Loans or Reimbursement Obligations and repayments intended to be a contemporaneous exchange. In respect of Canadian Swingline Loans, the Canadian Swingline Lender will make available to the Canadian Borrowers (or, in the case of a Canadian Swingline Loan made to pay Reimbursement Obligations of the relevant Canadian Borrower, by remittance to the applicable Issuing Bank) the proceeds of such Canadian Swingline Loan in accordance with this Section 2.4(c) on or before 3:00 p.m. (Eastern time) on the date requested for such Borrowing.

(d) FUNDS TO THE ADMINISTRATIVE AGENT OR THE CANADIAN ADMINISTRATIVE AGENT. Unless the Administrative Agent or the Canadian Administrative Agent shall have been notified by any Lender prior to the date of a Borrowing (other than a Borrowing consisting of US Swingline Loans or Canadian Swingline Loans) that such Lender does not intend to make available to the Administrative Agent or the Canadian Administrative Agent (as applicable) such Lender's US Revolving Credit Percentage or Canadian Revolving Credit Percentage (as applicable) of the Borrowing to be made on such date, the Administrative Agent or the Canadian Administrative Agent (as applicable) may assume that such Lender has made such amount available to the Administrative Agent or the Canadian Administrative Agent (as applicable) on such date, and the Administrative Agent or the Canadian Administrative Agent (as applicable) may make available to or for the account of the applicable Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent or the Canadian Administrative Agent (as applicable) by such Lender on the date of a Borrowing, the Administrative Agent or the Canadian Administrative Agent (as applicable) shall be entitled to recover such corresponding amount on demand from such Lender together with interest at such Agent's cost of funds (as determined by such Agent). If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's or the Canadian Administrative Agent's (as applicable) demand therefor, the Administrative Agent or the Canadian Administrative Agent (as applicable) shall promptly notify the applicable Borrowers and the applicable Borrowers shall immediately pay such corresponding amount to the Administrative Agent or the Canadian Administrative Agent (as applicable) together with interest at the rate specified for the Borrowing which includes such amount paid. Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitments hereunder or to prejudice any rights which the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

(e) LENDERS' RESPONSIBILITIES. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make only such Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

SECTION 2.5       NOTES AND MATURITY.

(a) US REVOLVING CREDIT NOTES. The US Borrowers' obligations to pay the principal of, and interest on, the US Revolving Credit Loans made by each US Revolving Lender shall, at the written request of any US Revolving Lender, be further evidenced by the US Borrowers' issuance, execution and delivery of a US Revolving Credit Note payable to the order of each such US Revolving Lender in the amount of such US Revolving Lender's US Revolving Credit Commitment and shall be dated as of the date of issuance of such US Revolving Credit Note. The principal amount of each US Revolving Credit Note shall be payable on or before the Maturity Date.

(b) CANADIAN REVOLVING CREDIT NOTES. The Canadian Borrowers' obligations to pay the principal of, and interest on, the Canadian Revolving Credit Loans made by each Canadian Revolving Lender shall, at the written request of any Canadian Revolving Lender, be further evidenced by the Canadian Borrowers' issuance, execution and delivery of (i) a Canadian Revolving Credit Note (C$), and (ii) a Canadian Revolving Credit Note (US$), each payable to the order of each such Canadian Lender in the amount of such Canadian Revolving Lender's Canadian Revolving Credit Commitment and shall be dated as of the date of issuance of such Canadian Revolving Credit Notes. The principal amount of each Canadian Revolving Credit Note shall be payable on or before Maturity Date.

(c) US SWINGLINE NOTES. The US Borrowers' obligations to pay the principal of, and interest on, the US Swingline Loans made by the US Swingline Lender shall, at the written request of any US Swingline Lender, be further evidenced by the US Borrowers issuance, execution and delivery of a US Swingline Note payable to the order of the US Swingline Lender in the amount of the US Swingline Commitment and shall be dated as of the date of issuance of such US Swingline Note. All US Swingline Loans shall mature on the last Business Day of the month in which such US Swingline Loans are borrowed; provided, however, in the event such US Swingline Loans are borrowed on the last Business Day of any month, such US Swingline Loans shall mature on the first Business Day of the next succeeding month; provided, further, that the principal amount of the US Swingline Note and all outstanding US Swingline Loans shall be payable on or before the Maturity Date.

(d) CANADIAN SWINGLINE NOTES. The Canadian Borrowers' obligations to pay the principal of, and interest on, the Canadian Swingline Loans made by the Canadian Swingline Lender shall, at the written request of the Canadian Swingline Lender, be further evidenced by the Canadian Borrowers' issuance, execution and delivery of (i) a Canadian Swingline Note (C$), and (ii) a Canadian Swingline Note (US$), each payable to the order of the Canadian Swingline Lender in the amount of the Canadian Swingline Commitment and shall be dated as of the date of issuance of such Canadian Swingline

         Note. All Canadian Swingline Loans shall mature on the last Business Day of the month in which such Canadian Swingline Loans are borrowed; provided, however, in the event such Canadian Swingline Loans are borrowed on the last Business Day of any month, such Canadian Swingline Loans shall mature on the first Business Day of the next succeeding month; provided, further, that the principal amount of the Canadian Swingline Notes and all outstanding Canadian Swingline Loans shall be payable on or before the Maturity Date.

(e) AGENT ADVANCES. All Agent Advances shall be repayable upon demand by the Administrative Agent or the Canadian Administrative Agent, as applicable.

SECTION 2.6       INTEREST.  In all cases subject to Section 10.13:

(a) ABR LOANS. Subject to Section 2.6(e), each of the Borrowers agrees to pay interest in respect of the unpaid principal amount of each ABR Loan made to such Borrowers from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the sum of the Applicable Margin plus the ABR in effect on such day, but in no event to exceed the Highest Lawful Rate. The term "ABR" means, for any day (1) for any US Loan and US Swingline Loan which is an ABR Loan, the higher of (A) the Prime Rate in effect on such day, and (B) one-half of one percent (1/2%) plus the Federal Funds Effective Rate in effect for such day (rounded upwards, if necessary, to the nearest 1/16th of 1%), and (2) for any Canadian Loan and Canadian Swingline Loan which is an ABR Loan, the highest of (A) the US Base Rate in effect on such day, or (B) one half of one percent (1/2%) plus the Federal Funds Effective Rate in effect for such day (rounded upwards in necessary, to the nearest 1/16th of 1%). For purposes of this Agreement, any change in the ABR due to a change in the Federal Funds Effective Rate, the Prime Rate, or the US Base Rate shall be effective as of the opening of business on the effective date of such change in the Federal Funds Effective Rate, the Prime Rate, or the US Base Rate, as the case may be.

(b) LIBOR LOANS. Subject to Section 2.6(e), each of the Borrowers agrees to pay interest in respect of the unpaid principal amount of each LIBOR Loan made to such Borrowers from the date thereof until payment in full thereof at a rate per annum which shall be the sum of the relevant Applicable Margin plus the LIBOR Rate, but in no event to exceed the Highest Lawful Rate. No Borrower shall be entitled to borrow any Loans hereunder as LIBOR Loans, or convert Loans to LIBOR Loans, or continue any LIBOR Loans, if the Required Lenders or the Administrative Agent determine, during the continuance of any Event of Default, that LIBOR Loans are to be unavailable.

(c) CANADIAN PRIME LOANS. Subject to Section 2.6(e), the Canadian Borrowers agree to pay interest in respect of the unpaid principal amount of each Canadian Prime Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the sum of the Applicable Margin plus the Canadian Prime Rate in effect on such day, but in no event to exceed the Highest Lawful Rate.

(d) B/A LOANS. Subject to Section 2.6(e), the Canadian Borrowers agree to pay interest in respect of the unpaid principal amount of each B/A Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the sum of the Applicable Margin plus the CDOR Rate in effect on such day, but in no event to exceed the Highest Lawful Rate. No Borrower shall be entitled to borrow any Loans hereunder as B/A Loans, or convert Loans to B/A Loans, or continue any B/A Loans, if the Required Lenders or the Canadian Administrative Agent determine, following any Event of Default, that B/A Loans are to be unavailable.

(e) DEFAULT INTEREST. After the occurrence and during the continuance of any Default or Event of Default, the US Borrowers shall, on demand from time to time, pay interest, to the extent permitted by law, on the outstanding US Lender Indebtedness, and the Canadian Borrowers shall, on demand from time to time, pay interest, to the extent permitted by law, on the Canadian Lender Indebtedness (after as well as before judgment) at a rate per annum equal to (i) in the case of any LIBOR Loan, the rate that would be applicable under Section 2.6(b) to such LIBOR Loan, plus 2% per annum, (ii) in the case of any Canadian Prime Loan, the rate that would be applicable under Section 2.6(c) to such Canadian Prime Loan, plus 2% per annum, (iii) in the case of any B/A Loan, the rate that would be applicable under Section 2.6(d) to such B/A Loan, plus 2% per annum, and (iv) in the case of any other amount, the rate that would be applicable under Section 2.6(a) to an ABR Loan, plus 2% per annum, but in no event to exceed the Highest Lawful Rate.

(f) INTEREST PAYMENT DATES. Interest on each ABR Loan, LIBOR Loan and Canadian Prime Loan shall accrue from and including the date of such Loan to but excluding the date of payment in full thereof. Interest on each LIBOR Loan shall be payable in arrears on the first Business Day of each month, and on the last Business Day of each Interest Period applicable thereto, and on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after maturity, on demand. Interest on each ABR Loan and Canadian Prime Loan shall be payable in arrears on the first Business Day of each calendar month, commencing on the first of such days to occur after such Loan is made, at maturity (whether by acceleration or otherwise) and, after maturity, on demand. Interest on each B/A Loan shall be payable in advance on the first Business Day of each Interest Period applicable thereto (for the entire Interest Period), at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

SECTION 2.7 INTEREST PERIODS. In connection with each Borrowing of LIBOR Loans or B/A Loans, the applicable Borrowers shall elect an Interest Period to be applicable to such Borrowing, which Interest Period shall begin on and include, as the case may be, the date selected by such Borrowers pursuant to Section 2.2(a) or (b), the conversion date or the date of expiration of the then current Interest Period applicable thereto, and end on but exclude the date which is (i) in the case of LIBOR Loans, either one, two, three or six months thereafter, as selected by such Borrowers, and (ii) in the case of B/A Loans, either 30 days, 60 days, 90 days or 180 days; provided further:

(a) BUSINESS DAYS. If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next Business Day, provided, further, that if any Interest Period (other than in respect of a Borrowing of LIBOR Loans the Interest Period of which is expiring pursuant to Section 2.16(b) hereof) would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

(b) MONTH END. Any Interest Period for any LIBOR Loan which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to Section 2.7(c) below, end on the last Business Day of a calendar month;

(c) PAYMENT LIMITATIONS. No Interest Period shall extend beyond any date that any principal payment or prepayment is scheduled to be due unless the aggregate principal amount of Borrowings which are Borrowings of LIBOR Loans or B/A Loans which have Interest Periods which will expire on or before such date, less the aggregate amount of any other principal payments or prepayments due during such Interest Period, is equal to or in excess of the amount of such principal payment or prepayment.

SECTION 2.8       COMMITMENT ADJUSTMENT MECHANISM.

(a) On the Commitment Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in the last paragraph of Article 8, and (ii) the Lenders shall automatically and without further act (and without regard to the provisions of Section 10.7) be deemed to have exchanged interests in the Commitments such that in lieu of the interest of each Lender in each Commitment in which it shall participate as of such date, such Lender shall hold an interest in every one of the Commitments, whether or not such Lender shall previously have participated therein, equal to such Lender's Commitment Exchange Percentage thereof. Each Lender and each Borrower hereby consents and agrees to the Commitment Exchange, and each Lender agrees that the Commitment Exchange shall be binding upon its successors and assigns and any Person that acquires a participation in its interests in any Commitment. Each Borrower agrees from time to time to execute and deliver to the Administrative Agent all such Notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the Commitment Exchange, and each Lender agrees to surrender any Notes originally received by it in connection with its Loans hereunder to the Administrative Agent against delivery of new Notes evidencing its interests in the Commitments; provided, however, that the failure of a Borrower to execute or deliver or of any Lender to accept any such Note, instrument or document shall not affect the validity or effectiveness of the Commitment Exchange.

(b) As a result of the Commitment Exchange, upon and after the Commitment Exchange Date, each payment received by the Administrative Agent or the Canadian Administrative Agent pursuant to any Financing Document, and each distribution made by the Administrative Agent or the Canadian Administrative Agent pursuant to any Security Instrument, shall be distributed to the Lenders pro rata in accordance with their respective Commitment Exchange Percentages. Any direct payment received by a Lender upon or after the Commitment Exchange Date, including by way of setoff, in respect of amounts owing to such Lender under this Agreement or the other Financing Documents shall be paid over to the Administrative Agent, for distribution to the Lenders in accordance herewith.

If the Commitment Exchange Date shall occur, Lender Indebtedness owed by the Borrowers which is denominated in any currency other than Dollars shall, automatically and with no further act required, be converted to obligations denominated in Dollars. Such conversion shall be effected based upon the Dollar Equivalent in effect on the Commitment Exchange Date. On and after any such conversion, all amounts accruing and owed to any Lender under this Agreement and the other Financing Documents shall accrue and be payable in Dollars at the rates otherwise applicable hereunder. Notwithstanding the foregoing provisions of this Section 2.8, any Lender may, by notice to the Borrowers and the Administrative Agent prior to the Commitment Exchange Date, elect not to have the provisions of this Section 2.8 apply with respect to amounts owed to such Lender immediately following the Commitment Exchange Date, and, if such notice is given, all Lender Indebtedness owed to such Lender immediately following the Commitment Exchange Date shall remain designated in such other currency.

SECTION 2.9       REPAYMENT OF LOANS.

(a) The US Borrowers hereby unconditionally, jointly and severally promise to pay to the Administrative Agent for the account of each US Revolving Lender, (1) the then unpaid principal amount of each US Revolving Credit Loan of such Lender on the Maturity Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to
         Article 8); and (2) the amounts specified in Section 2.11 on the dates specified in Section 2.11. The US Borrowers hereby unconditionally, jointly and severally promise to pay to the US Swingline Lender the then-unpaid principal amount of each US Swingline Loan on the date on which such US Swingline Loan becomes due and payable as provided in
         Section 2.5(c) hereof (or such earlier date on which such US Swingline Loans become due and payable pursuant to Article 8). The US Borrowers hereby unconditionally, jointly and severally promise to pay to the Administrative Agent the then unpaid principal amount of each Agent Advance on demand (or such earlier date on which such Agent Advances become due and payable pursuant to Article 8). The US Borrowers hereby unconditionally, jointly and severally agree to pay interest on the unpaid principal amount of the Loans , the US Swingline Loans and the Agent Advances made to the US Borrowers, from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.6.

(b) The Canadian Borrowers hereby unconditionally, jointly and severally promise to pay to the Canadian Administrative Agent for the account of each Canadian Revolving Lender, (1) the then unpaid principal amount of each Canadian Revolving Credit Loan of such Lender on the Maturity Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Article 8); and (2) the amounts specified in Section

         2.11 on the dates specified in Section 2.11. The Canadian Borrowers hereby unconditionally, jointly and severally promise to pay to the Canadian Swingline Lender the then-unpaid principal amount of each Canadian Swingline Loan on the date on which such Canadian Swingline Loan becomes due and payable as provided in Section 2.5(d) hereof (or such earlier date on which such Canadian Swingline Loan becomes due and payable pursuant to Article 8). The Canadian Borrowers hereby unconditionally, jointly and severally promise to pay to the Canadian Administrative Agent the then unpaid principal amount of each Agent Advance on demand (or such earlier date on which such Agent Advances become due and payable pursuant to Article 8). The Canadian Borrowers hereby unconditionally, jointly and severally agree to pay interest on the unpaid principal amount of the Loans, the Canadian Swingline Loans and the Agent Advances made to the Canadian Borrowers from time to time, outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.6.

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including, without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(d) The Administrative Agent shall maintain a Register pursuant to Section 10.7(c), and a subaccount therein for each US Revolving Lender, in which shall be recorded (1) the amount of each US Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto,
         (2) the amount of any principal or interest due and payable or to become due and payable from the US Borrowers to each US Revolving Lender hereunder, and (3) both the amount of any sum received by the Administrative Agent hereunder from the US Borrowers and each US Revolving Lender's Applicable Percentage thereof. The Administrative Agent shall maintain a separate register with respect to the US Swingline Loans which Register shall contain the same information as the Register with respect to the US Loans.

(e)      The Canadian Administrative Agent shall maintain a Register pursuant to
         Section 10.7(c), and a subaccount therein for each Canadian Revolving Lender, in which shall be recorded (1) the amount of each Canadian Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (2) the amount of any principal or interest due and payable or to become due and payable from the Canadian Borrowers to each Canadian Revolving Lender hereunder, and (3) both the amount of any sum received by the Canadian Administrative Agent hereunder from the Borrowers and each Canadian Revolving Lender's Applicable Percentage thereof. The Canadian Administrative Agent shall maintain a separate register with respect to the Canadian Swingline Loans which Register shall contain the same information as the Register with respect to the Canadian Loans.

(f) The entries made in the Registers and the accounts of the Administrative Agent and the Canadian Administrative Agent and each Lender maintained pursuant to Section 2.9 (c), Section 2.9(d) or
         Section 2.9(e) shall, absent manifest error, be conclusive evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any Lender or Agent to maintain a Register or any such account, or any error therein, shall not in any manner affect the obligations of each Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

(g) The Administrative Agent shall render to the US Borrowers each month a statement of the US Borrowers' account setting forth the following information for the period from the date of the most recent preceding statement: the aggregate principal amount of new US Revolving Credit Loans and US Swingline Loans (if any) made to the US Borrowers, the aggregate amount of new Reimbursement Obligations which have not been reimbursed, the aggregate face amount of new US Letters of Credit issued for the account of the US Borrowers, the amount of remittances and payments actually collected and applied by the Administrative Agent to reduce the outstanding principal balance of the US Swingline Loans and US Revolving Credit Loans, to reimburse Reimbursement Obligations and establish L/C Cover during such period and the outstanding principal balances of the US Swingline Loans and US Revolving Credit Loans, and the aggregate US Letter of Credit Liabilities outstanding at the end of such period. Such statement shall be deemed to be correct and accepted by and be binding upon the US Borrowers unless the Administrative Agent receives a written statement of the US Borrowers' exceptions to such account statement within twenty (20) days after such statement was rendered to the US Borrowers, and then only those items disclosed on such statement will be considered to be disputed by the US Borrowers.

(h) The Canadian Administrative Agent shall render to the Canadian Borrowers each month a statement of the Canadian Borrowers' account setting forth the following information for the period from the date of the most recent preceding statement: the aggregate principal amount of new Canadian Revolving Credit Loans and Canadian Swingline Loans made to the Canadian Borrowers, the aggregate amount of new Reimbursement Obligations which have not been reimbursed, the aggregate face amount of new Canadian Letters of Credit issued for the account of the Canadian Borrowers, the amount of remittances and payments actually collected and applied by the Canadian Administrative Agent to reduce the outstanding principal balance of the Canadian Revolving Credit Loans and Canadian Swingline Loans, to reimburse Reimbursement Obligations during such period and establish L/C Cover and the outstanding principal balances of the Canadian Revolving Credit Loans, and Canadian Swingline Loans, and the aggregate Canadian Letter of Credit Liabilities outstanding at the end of such period. Such statement shall be deemed to be correct and accepted by and be binding upon the Canadian Borrowers unless the Canadian Administrative Agent receives a written statement of the Canadian Borrowers' exceptions to such account statement within twenty (20) days after such statement was rendered to the Canadian Borrowers, and then only those items disclosed on such statement will be considered disputed by the Canadian Borrowers.

SECTION 2.10 VOLUNTARY ADJUSTMENT, TERMINATION OR REDUCTION OF REVOLVING CREDIT COMMITMENTS; EXTENSIONS.

(a) So long as a Default has not occurred and is not continuing and subject to this Section 2.10(a), GUSAP and the Company may, upon at least five Business Days' notice to the Administrative Agent and the Canadian Administrative Agent, elect to have the US Revolving Credit Commitment and the Canadian Revolving Credit Commitment adjusted such that the Revolving Credit Commitment designated by them to be increased shall be increased by, subject to this Section 2.10(a), the amount designated by them and the other Revolving Credit Commitment shall be simultaneously decreased by the same amount. The Administrative Agent and the Lenders shall not be required to give effect to any adjustment under this
         Section 2.10(a) which (i) is requested prior to 90 days following the Closing Date, (ii) is in an amount less than $10,000,000, (iii) is requested within 90 days of any prior adjustment under this Section 2.10(a), or (iv) would result, after giving effect to such adjustment, in the Aggregate US Revolving Credit Exposure or the Aggregate Canadian Revolving Credit Exposure exceeding, respectively, the US Maximum Available Amount or the Canadian Maximum Available Amount. Any adjustment of the Revolving Credit Commitments under this Section 2.10(a) shall be applied proportionately to the Combined Revolving Credit Commitments for each Lender, and the Combined Revolving Credit Commitments of each Lender (or each Lender and its Related Affiliate, if any) shall not be increased or reduced as a result of such adjustment.

(b) So long as a Default has not occurred and is not continuing and subject to this Section 2.10(b), the Borrowers may, upon at least five Business Days' notice to the Administrative Agent, the Canadian Administrative Agent, the US Swingline Lender and the Canadian Swingline Lender, elect to have the US Swingline Commitment and the Canadian Swingline Commitment adjusted such that the Swingline Commitment designated by the Borrowers to be increased shall be increased by, subject to this
         Section 2.10(b), the amount designated by the Borrowers and the other Swingline Commitment shall be simultaneously decreased by the same amount. The Administrative Agent and the Swingline Lenders shall not be required to give effect to any adjustment under this Section 2.10(b) which (i) is requested prior to 90 days following the Closing Date,
         (ii) is in an amount less than $10,000,000, (iii) is requested within 90 days of any prior adjustment under this Section 2.10(b), or (iv) would result, after giving effect to such adjustment, in the US Swingline Exposure or the Canadian Swingline Exposure exceeding, respectively, the US Swingline Availability or the Canadian Swingline Availability. Any adjustment of the Swingline Commitments under this
         Section 2.10(b) shall be applied proportionately to the Combined Revolving Credit Commitments for each Lender.

(c) Each of the Borrowers may, upon at least five Business Days' notice to the Administrative Agent and the Canadian Administrative Agent, terminate the Commitments entirely at any time. Neither the US Revolving Credit Commitments, the Canadian Revolving Credit Commitments, the US Swingline Commitment nor the

         Canadian Swingline Commitment may be partially terminated by the US Borrowers or the Canadian Borrowers and each of the US Swingline Commitment and the Canadian Swingline Commitment may only be entirely terminated by the US Borrowers and the Canadian Borrowers in connection with the entire termination of the Commitments. If the Commitments are terminated in their entirety, in addition to any termination fee described in Section 2.13(e) hereof, all accrued commitment fees with respect thereto shall be payable on the effective date of such termination. Upon termination of the US Revolving Credit Commitments and the Canadian Revolving Credit Commitments in full, the commitments of the US Swingline Lender to make US Swingline Loans and the commitments of the Canadian Swingline Lender to make Canadian Swingline Loans shall terminate as well.

(d) Subject to the other terms and conditions of this Agreement and unless the Commitments have been earlier terminated, the Commitments shall be available hereunder from the Closing Date until the Maturity Date (the "COMMITMENT PERIOD"). The Maturity Date may be extended for successive one year periods upon request by the Borrowers providing written notice to the Company and the Administrative Agent requesting that the Commitments hereunder are to be extended as at the then applicable Maturity Date. Any such request shall be provided by the applicable party no later than 90 days prior to the then applicable Maturity Date. Each Lender may agree to extend its Commitments for the period specified within 30 days of receiving a copy of such notice. The Maturity Date shall not be extended unless each Lender approves such extension request within the specified 30 days. Any Lender which fails to extend its Commitments within the specified 30 days shall be deemed to have refused to extend such Commitments.

SECTION 2.11 MANDATORY PREPAYMENTS; VOLUNTARY PREPAYMENTS; ORDER OF APPLICATION.

(a) MANDATORY PREPAYMENTS OF US REVOLVING CREDIT LOANS. If at any time (i) the Aggregate US Revolving Credit Exposure is in excess of the US Maximum Available Amount or (ii) the Allocated US Credit Exposure in respect of a US Borrower is in excess of such US Borrower's US Borrowing Base, the US Borrowers shall immediately jointly and severally pay to the Administrative Agent, for the account of the US Revolving Lenders, the amount of such excess to be applied (1) as a prepayment of the US Revolving Credit Loans and Reimbursement Obligations with respect to US Letters of Credit, in each case relating to the US Borrower having Allocated US Credit Exposure in excess of its US Borrowing Base, and (2) after payment in full of the US Revolving Credit Loans and Reimbursement Obligations, as L/C Cover for the US Letter of Credit Liabilities in an amount of such remaining excess. The foregoing prepayment requirement is subject to the Administrative Agent's authority, in its sole discretion, to make Agent Advances pursuant to Section 2.28(a).

(b) MANDATORY PREPAYMENT OF CANADIAN REVOLVING CREDIT LOANS. If at any time the Dollar Equivalent of the Aggregate Canadian Revolving Credit Exposure is in excess of the Canadian Maximum Available Amount, the Canadian Borrower shall immediately pay to the Canadian Administrative Agent, for the account of the Canadian Revolving Lenders, the amount of such excess to be applied (1) as a prepayment of the Canadian



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         Revolving Credit Loans and Reimbursement Obligations with respect to
         Canadian Letters of Credit, and (2) after payment in full of the Canadian Revolving Credit Loans and Reimbursement Obligations, as L/C Cover for the Canadian Letter of Credit Liabilities in an amount of such remaining excess. The foregoing prepayment requirement is subject to the Canadian Administrative Agent's authority, in its sole discretion, to make Agent Advances pursuant to Section 2.28(a).

(c) APPLICATION OF PROCEEDS FROM US BLOCKED ACCOUNT. Upon and during the continuance of a Block Event, on or before 11:00 a.m. (Eastern time) on each Business Day, the Administrative Agent shall disburse (or cause the US Lockbox Bank to disburse) to the appropriate Agent or Lenders for application in accordance with Section 2.11(f) and Section 2.11(h), all amounts then on deposit in the US Blocked Account which the Administrative Agent shall have determined constitute "collected funds" in accordance with the policies of the Administrative Agent then in effect.

(d) APPLICATION OF PROCEEDS FROM CANADIAN BLOCKED ACCOUNT. Upon and during the continuance of a Block Event, on or before 11:00 a.m. (Eastern time) on each Business Day, the Canadian Administrative Agent shall disburse (or cause the Canadian Lockbox Bank to disburse) to the appropriate Agent or Lenders for application in accordance with Section 2.11(g) and Section 2.11(i) hereof all amounts then on deposit in the Canadian Blocked Account which the Canadian Administrative Agent shall have determined constitute "collected funds" in accordance with the policies of the Canadian Administrative Agent then in effect.

(e) VOLUNTARY PREPAYMENTS. Each of the Borrowers may, at their option, at any time and from time to time, prepay the Loans and the Reimbursement Obligations, in whole or in part, without premium or penalty except for breakage costs with respect to LIBOR Loans as provided in Section 2.19 and any fees set forth in Section 2.13(e), in the event of a prepayment in full of the Revolving Credit Loans and termination of the Revolving Credit Commitments, upon giving, in the case of any LIBOR Loan or B/A Loan, five Business Days' irrevocable prior written notice to the Administrative Agent, and, in the case of any ABR Loan or Canadian Prime Loan, prior written notice on the same Business Day to the Administrative Agent (in the case of prepayment of US Loans) or the Canadian Administrative Agent (in the case of a prepayment of Canadian Loans). Such notice shall specify, in the case of any prepayment of Loans, the date and amount of prepayment and whether the prepayment is
         (i) of US Revolving Credit Loans, Canadian Revolving Credit Loans, US Swingline Loans or Canadian Swingline Loans, or a combination thereof and, and (ii) of LIBOR Loans, ABR Loans, B/A Loans or Canadian Prime Loans, or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each; and (iii) in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. In addition, the US Borrowers shall, in the case of US Loans or Reimbursement Obligations related to US Letters of Credit, specify the Applicable US Operating Borrower to which such prepayment should be allocated. If




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         any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a LIBOR Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Section 2.19. Each prepayment of US Revolving Credit Loans which are ABR Loans may be in any amount; each prepayment of Canadian Revolving Credit Loans which are ABR Loans shall be in a minimum principal amount of $2,000,000 and shall be in an integral multiple of $100,000, each prepayment of Canadian Prime Loans shall be in the minimum principal amount of C$2,000,000 and in integral multiple of $100,000; each prepayment of LIBOR Loans shall be in the minimum principal amount of $5,000,000 and in integral multiples of $100,000; each prepayment of B/A Loans shall be in the minimum principal amount of C$5,000,000 and in an integral multiple of C$100,000 or, in any case, the aggregate principal balance outstanding on such Loans.

(f) ORDER OF PAYMENTS PRIOR TO DEFAULT (US BORROWERS). Unless an Event of Default has occurred and is continuing, any payment by any of the US Borrowers (including, without limitation, any application of the proceeds of Collateral of the US Borrowers) in respect of the Lender Indebtedness, including, without limitation, amounts applied pursuant to Section 2.11(c), shall be applied to the Lender Indebtedness in the following order (i) first, to the payment in full of all costs, expenses and other charges (but not fees) of the Administrative Agent then due and payable by the Borrowers under the Financing Documents and all indemnities payable by the Borrowers under the Financing Documents then due to the Administrative Agent, (ii) second, to the payment in full of all costs, expenses and other charges (but not fees) of the US Revolving Lenders payable by the Borrowers under the Financing Documents and all indemnities payable by the Borrowers under the Financing Documents then due to any US Revolving Lender, (iii) third, to the payment in full of all fees payable by the Borrowers to the Administrative Agent in its capacity as such, (iv) fourth, to the payment in full of all interest then due and payable in respect of the US Swingline Loans and Agent Advances made to the US Borrowers, (v) fifth, to the payment in full of all interest then due and payable in respect of the US Revolving Credit Loans, (vi) sixth, to the payment in full of all fees then due and payable to the US Revolving Lenders pursuant to Section 2.13(a) hereof, (vii) seventh, to the payment in full of all principal then due and payable under Section 2.11(a) above (for application first to the Agent Advances made to the US Borrowers to the extent necessary to pay such Agent Advances in full, then to US Swingline Loans to the extent necessary to pay the US Swingline Loans in full, and then to the US Revolving Credit Loans), (viii) eighth, to the payment of principal of the Agent Advances made to the US Borrowers to the extent necessary to pay such Agent Advances in full, then to the payment of principal of the US Swingline Loans, (ix) ninth, to the payment of principal of the US Revolving Credit Loans, (x) tenth, to any other Lender Indebtedness to the extent then due and payable, and
         (xi) eleventh, after giving effect to the payment in full of all amounts due and payable pursuant to clauses (i) through (x) preceding, to PASUG by depositing the net amount thereof in the PASUG Disbursement Account for PASUG. In applying any amounts under this Section 2.11(f):
         (x) amounts on deposit in the US Blocked Account which represent amounts that have been deposited to the US Blocked Account as amounts payable to a particular US Borrower; and (y)




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         proceeds of Collateral of such US Borrower shall, in each case, only be applied against such of the relevant Lender Indebtedness as has been allocated to such US Borrower.

(g) ORDER OF PAYMENTS PRIOR TO DEFAULT (CANADIAN BORROWERS). Unless an Event of Default has occurred and is continuing, any payment by the Canadian Borrowers (including, without limitation, any application of the proceeds of Collateral of the Canadian Borrowers) in respect of the Canadian Lender Indebtedness, including, without limitation, amounts applied pursuant to Section 2.11(d), shall be applied to the Canadian Lender Indebtedness in the following order (i) first, to the payment in full of all costs, expenses and other charges (but not fees) of the Canadian Administrative Agent then due and payable by the Canadian Borrowers under the Financing Documents and all indemnities payable by the Borrowers under the Financing Agreements then due to the Canadian Administrative Agent, (ii) second, to the payment in full of all costs, expenses and other charges (but not fees) of the Canadian Revolving Lenders payable by the Canadian Borrowers under the Financing Agreements and all indemnities payable by the Canadian Borrowers under the Financing Agreements then due to any Lender, (iii) third, to the payment in full of all fees payable by the Canadian Borrowers to the Canadian Administrative Agent in its capacity as such, (iv) fourth, to the payment in full of all interest then due and payable in respect of the Agent Advances made to the Canadian Borrowers and the Canadian Swingline Loans, (v) fifth, to the payment in full of all interest then due and payable in respect of the Canadian Revolving Credit Loans, (vi) sixth, to the payment in full of all fees then due and payable to the Canadian Revolving Lenders pursuant to Section 2.13(b) hereof, (vii) seventh, to the payment in full of all principal then due and payable under Section 2.11(b) above (for application first to the Agent Advances made to the Canadian Borrowers to the extent necessary to pay the Agent Advances in full, then to the Canadian Swingline Loans to the extent necessary to pay the Canadian Swingline Loans in full, and then to the Canadian Revolving Credit Loans), (viii) eighth, to the payment of principal of the Agent Advances made to the Canadian Borrowers to the extent necessary to pay such Agent Advances in full, and of the Canadian Swingline Loans, (ix) ninth, to the payment of principal of the Canadian Revolving Credit Loans, (x) tenth, to any other Canadian Lender Indebtedness to the extent then due and payable, and (ix) eleventh, after giving effect to the payment in full of all amounts due and payable pursuant to clauses (i) through (viii) preceding, to the Canadian Borrowers by depositing the net amount thereof in the Disbursement Account for the Canadian Borrowers.

(h) ORDER OF PAYMENTS DURING DEFAULT (US BORROWERS). During the existence of any Event of Default, any payments in respect of the Lender Indebtedness by or for the account of any of the US Borrowers or in respect of any of the proceeds of Collateral of the US Borrowers, including amounts applied pursuant to Section 2.11(c), shall be applied to the Lender Indebtedness (1) first, to the payment in full of all costs, expenses and other charges (but not fees) of the Administrative Agent or the Canadian Administrative Agent incurred in connection with the collection and enforcement of the Lender Indebtedness and for the protection, preservation or sale, disposition or other realization upon the Collateral, including all expenses, liabilities and advances incurred




                                      -72-
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         or made by or on behalf of the Administrative Agent or the Canadian
         Administrative Agent in their capacity as such, including attorneys' fees and legal expenses, (2) second, to the remaining US Lender Indebtedness (including to establish L/C Cover for all outstanding US Letters of Credit) on a prorata basis in such order as the Administrative Agent shall determine in its sole discretion in order to minimize tax or other costs to the Lenders, but expressly excluding any amounts to be paid pursuant to clause (4) of this Section 2.11(h), (3) third, to the remaining Canadian Lender Indebtedness (including to establish L/C Cover for all outstanding Canadian Letters of Credit) on a prorata basis in such order as the Canadian Administrative Agent shall determine in its sole discretion in order to minimize tax or other costs to the Lenders, but expressly excluding any amounts to be paid pursuant to clause (4) of this Section 2.11(h), and (4) fourth, to any Lender Indebtedness consisting of amounts owed by any Credit Party in respect of any Swap Agreement or Cash Management Agreement that are in excess of the Swap Reserves and Cash Management Reserves, respectively, set forth in the most recent US Borrowing Base Report (or Availability Reserves established with respect to such liabilities); provided that if the aggregate amount of Lender Indebtedness consisting of amounts owed by the Credit Parties in respect of Swap Agreements exceeds $25,000,000, and if the payments in respect of the Lender Indebtedness or in respect of the proceeds of Collateral are, in the aggregate, insufficient to pay the amounts which would otherwise be paid on account of Swap Agreements pursuant to this Section 2.11(h)(4), then, as among the Lenders and Secured Affiliates which are counterparties under the Swap Agreements, the amounts available to be paid pursuant to this Section 2.11(h)(4) shall be paid according to the order of origination of the relevant Swap Agreements (i.e., the obligations under the first Swap Agreement would be satisfied first, and so on). In applying any amounts under this Section 2.11(h): (x) amounts on deposit in the US Blocked Account which represent amounts that have been deposited to the US Blocked Account as amounts payable to a US Borrower; and (y) proceeds of Collateral of a US Borrower shall, in each case, be applied, firstly, against such of the relevant Lender Indebtedness as has been allocated to such US Borrower, and secondly, against such of the relevant Lender Indebtedness as has been guaranteed by such US Borrower.

(i) ORDER OF PAYMENT DURING DEFAULT (CANADIAN BORROWERS). During the existence of any Event of Default, any payments in respect of the Lender Indebtedness by or for the account of the Canadian Borrowers or in respect of any of the proceeds of Collateral of the Canadian Borrowers, including amounts applied pursuant to Section 2.11(d), shall be applied to the Lender Indebtedness (1) first, to the payment in full of all costs, expenses and other charges (but not fees) of the Administrative Agent or the Canadian Administrative Agent incurred in connection with the collection and enforcement of the Lender Indebtedness and for the protection, preservation or sale, disposition or other realization upon the Collateral provided by the Canadian Borrowers, including all expenses, liabilities and advances incurred or made by or on behalf of the Administrative Agent or the Canadian Administrative Agent in its capacity as such, including attorneys' fees and legal expenses, and (2) second, to the remaining Canadian Lender Indebtedness (including to establish L/C Cover for all outstanding Canadian Letters of Credit) on a prorata basis in such order as the Canadian Administrative Agent shall determine in its sole discretion in order to minimize tax or other costs to the Lenders (but expressly excluding any amounts to be paid pursuant to clause (4) of this Section 2.11(i)), (3) third, to the remaining US Lender Indebtedness (including to establish L/C Cover for all outstanding US Letters of Credit) on a prorata basis in such order as the Administrative Agent shall determine in its sole discretion in order to minimize tax or other costs to the Lenders, but expressly excluding any amounts to be paid pursuant to clause (4) of this Section 2.11(i), and
         (4) fourth, to any Lender Indebtedness consisting of amounts owed by any Canadian Credit Party in respect of any Swap Agreement or Cash Management Agreement that are in excess of the Swap Reserves and Cash Management Reserves, respectively, set forth in the most recent Canadian Borrowing Base Report (or Availability Reserves established with respect to such liabilities); provided that if the aggregate amount of Lender Indebtedness consisting of amounts owed by the Credit Parties in respect of Swap Agreements exceeds $25,000,000, and if the payments in respect of the Lender Indebtedness or in respect of the proceeds of Collateral are, in the aggregate, insufficient to pay the amounts which would otherwise be paid on account of Swap Agreements pursuant to this Section 2.11(i)(4), then, as among the Lenders and Secured Affiliates which are counterparties under the Swap Agreements, the amounts available to be paid pursuant to this Section 2.11(i)(4) shall be paid according to the order of origination of the relevant Swap Agreements (i.e., the obligations under the first Swap Agreement would be satisfied first, and so on). In applying any amounts under this Section 2.11(i): (x) amounts on deposit in the Canadian Blocked Account which represent amounts that have been deposited to the Canadian Blocked Account as amounts payable to the Canadian Borrowers; and (y) proceeds of Collateral of the Canadian Borrowers shall, in each case, be applied, firstly, against such of the relevant Canadian Lender Indebtedness, and secondly, against such of the relevant Lender Indebtedness as has been guaranteed by the Canadian Borrowers.

SECTION 2.12      CONTINUATION AND CONVERSION OPTIONS.

(a) CONTINUATION. The Borrowers may elect to continue all or any part of any Borrowing of LIBOR Loans or B/A Loans beyond the expiration of the then current Interest Period relating thereto by giving Advance Notice (which shall be irrevocable to the Administrative Agent or the Canadian Administrative Agent) (with a simultaneous copy to the Administrative Agent) (as applicable) of such election, specifying the LIBOR Loans or B/A Loans or portion thereof to be continued and the Interest Period therefor. In the absence of such a timely and proper election with regard to LIBOR Loans, the Borrowers shall be deemed to have elected to convert such LIBOR Loans to ABR Loans pursuant to Section 2.12(d). In the absence of such a timely and proper election with regard to B/A Loans, the Borrowers shall be deemed to have elected to convert such B/A Loans to Canadian Prime Loans pursuant to Section 2.12(f).

(b) AMOUNT OF CONTINUATIONS. All or part of any LIBOR Loans may be continued as provided herein, provided that any continuation of such Loans shall not be (as to each Borrowing of such Loans as continued for an applicable Interest Period) less than $5,000,000 for each Lender and shall be in an integral multiple of $1,000,000. All or part



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         of any B/A Loans may be continued as provided herein, provided that any continuation of such Loans shall not be (as to each Borrowing of such Loans as continued for an applicable Interest Period) less than C$5,000,000 for each Lender and shall be in an integral multiple of C$1,000,000.

(c) CONTINUATION OR CONVERSION UPON DEFAULT. If no Default shall have occurred and be continuing, each LIBOR Loan or B/A Loan may be continued or converted as provided in this Section 2.12.

(d) CONVERSION TO ABR OR CANADIAN PRIME RATE. The Borrowers may elect to convert any LIBOR Loan on the last day of the then current Interest Period relating thereto to an ABR Loan by giving Advance Notice to the Administrative Agent of such election. The Canadian Borrowers may elect to convert any B/A Loan on the last day of the then current Interest Period relating thereto to a Canadian Prime Loan by giving Advance Notice to the Canadian Administrative Agent of such election.

(e) CONVERSION TO LIBOR RATE. If no Default shall have occurred and be continuing, the Borrowers may elect to convert any ABR Loan at any time or from time to time to a LIBOR Loan by giving Advance Notice (which shall be irrevocable) to the Administrative Agent of such election, specifying each Interest Period therefor.

(f) CONVERSION TO B/A LOAN. If no Default shall have occurred and be continuing, the Borrowers may elect to convert any Canadian Prime Loan at any time or from time to time to a B/A Loan by giving Advance Notice to the Canadian Administrative Agent of such election, specifying each Interest Period therefor.

SECTION 2.13      FEES.

(a) US REVOLVING CREDIT COMMITMENTS. The US Borrowers shall jointly and severally pay to the Administrative Agent for the account of and distribution to each US Revolving Lender in accordance with its US Revolving Credit Percentage a commitment fee, for the period commencing on the Closing Date to and including the Maturity Date (or such earlier date as the US Revolving Credit Commitments shall have been terminated entirely), computed at a rate per annum equal to the Applicable Margin, on the average daily excess amount of the US Revolving Credit Commitments over the US Revolving Credit Exposure. The commitment fees on the US Revolving Credit Commitments earned from and after the Closing Date shall be payable in arrears on the first Business Day of each month, commencing on June 30, 2003.

(b) CANADIAN REVOLVING CREDIT COMMITMENTS. The Canadian Borrowers shall pay to the Canadian Administrative Agent for the account of and distribution to each Canadian Revolving Lender in accordance with its Canadian Revolving Credit Percentage a commitment fee, for the period commencing on the Closing Date to and including the Maturity Date (or such earlier date as the Canadian Revolving Credit Commitments shall have been terminated entirely), computed at a rate per annum equal to the Applicable Margin, on the average daily excess amount of the Canadian Revolving Credit

         Commitments over the Canadian Revolving Credit Exposure. The commitment fees on the Canadian Revolving Credit Commitments earned from and after the Closing Date shall be payable in arrears on the first Business Day of each month, commencing on June 30, 2003.

(c)      US LETTERS OF CREDIT.

         (1) The US Borrowers shall jointly and severally pay to the applicable Issuing Bank, with respect to any issuance, amendment, transfer, or cancellation prior to expiration of any US Letter of Credit and for each drawing made thereunder, documentary and processing charges in accordance with such Issuing Bank's standard schedule for such charges in effect at the time of, and payable at the time of, such issuance, amendment, transfer, cancellation or drawing, as the case may be, as well as a fronting fee in an amount to be agreed from time to time between the US Borrowers and the applicable Issuing Bank. All fees payable pursuant to this Section 2.13(c)(1) shall be retained by the applicable Issuing Bank.

         (2) The US Borrowers will jointly and severally pay to the Administrative Agent for the account of and pro rata distribution to each US Revolving Lender a fee on the daily average amount available for drawings under each US Letter of Credit, in each case for the period from and including the date of issuance of such US Letter of Credit to and excluding the date of expiration or termination thereof computed at a per annum rate for each day equal to 2.25%. Such fees shall be payable in arrears on the first Business Day of each month.

(d)      CANADIAN LETTERS OF CREDIT.

         (1) The Canadian Borrowers shall jointly and severally pay to the applicable Issuing Bank, with respect to any issuance, amendment, transfer, or cancellation prior to expiration of any Canadian Letter of Credit and for each drawing made thereunder, documentary and processing charges in accordance with such Issuing Bank's standard schedule for such charges in effect at the time of, and payable at the time of, such issuance, amendment, transfer, cancellation or drawing, as the case may be, as well as a fronting fee in an amount to be agreed from time to time between the US Borrowers and the applicable Issuing Bank. All fees payable pursuant to this
                  Section 2.13(d)(1) shall be retained by the applicable Issuing Bank.

         (2) The Canadian Borrowers will jointly and severally pay to the Canadian Administrative Agent for the account of and pro rata distribution to each Canadian Revolving Lender a fee on the daily average amount available for drawings under each Canadian Letter of Credit, in each case for the period from and including the date of issuance of such Canadian Letter of Credit to and excluding the date of expiration or termination thereof computed at a per annum rate for each day equal to 2.25%. Such fees shall be payable in arrears on the first Business Day of each month.

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(e)      TERMINATION FEE. If all Revolving Credit Commitments are terminated on or before the date which is one year after the Closing Date (including a termination pursuant to Article 8 hereof), the Borrowers shall pay to the Administrative Agent for distribution to the Lenders in accordance with their respective Applicable Percentages, a termination fee in an amount equal to the product of (i) the Revolving Credit Commitments, and (ii) 1%. The termination fees provided for herein shall be due and payable on the effective date of such termination.

(f) AUDIT AND DUE DILIGENCE FEES. On the Closing Date, the Borrowers shall pay to the Administrative Agent (i) all reasonable fees and expenses incurred by the Administrative Agent, the Canadian Administrative Agent or the Lenders in connection with any audits conducted by Deloitte & Touche prior to the Closing Date, (ii) all reasonable fees and/or verification costs incurred by the Administrative Agent or the Canadian Administrative Agent in connection with audits conducted against the Borrowers' property and assets prior to the Closing Date (up to a maximum of $750 per person, per day), (iii) all reasonable inventory appraisal costs and expenses incurred prior to the Closing Date, and
         (iv) any other reasonable out-of-pocket expenses related to any of the foregoing.

(g) FEE LETTERS. The US Borrowers shall jointly and severally pay to the Administrative Agent such fees as are set forth in the US Fee Letter, on the dates and in the manner specified therein, and the Canadian Borrowers shall jointly and severally pay to the Canadian Administrative Agent such fees as are set forth in the Canadian Fee Letter, on the dates and in the manner set forth therein.

SECTION 2.14      PAYMENTS, ETC.

(a) WITHOUT SETOFF, ETC. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent (if such payment is made on or in respect of US Loans or US Commitments) or to the Canadian Administrative Agent (if such payment is made on or in respect of Canadian Loans or Canadian Commitments) for the account of the appropriate Lenders without defense, set-off or counterclaim not later than 1:00 p.m. Eastern time on the date when due and shall be made in Dollars (unless such payment is a payment of principal or interest on C$ Denominated Loans or Reimbursement Obligations with respect to Canadian Letters of Credit denominated in C$, in which case such payments shall be in C$) in immediately available funds at the Payment Office of the appropriate Agent. Except with respect to Swingline Loans, the Administrative Agent or the Canadian Administrative Agent will promptly thereafter distribute funds in the form received relating to the payment of principal or interest or commitment fees ratably to the appropriate Lenders for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Lender to such Lender for the account of its applicable Lending Office.

(b) NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (except as otherwise provided in

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         Section 2.7 hereof) and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

(c) COMPUTATIONS. All computations of interest (other than interest on LIBOR Loans) and fees shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. All computations of interest on LIBOR Loans shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest are payable. Each determination by the Administrative Agent or the Canadian Administrative Agent of an interest rate or fee hereunder shall, except for manifest error, be final, conclusive and binding for all purposes. If the Administrative Agent or the Canadian Administrative Agent and the Borrowers determine that manifest error exists, said parties shall correct such error by way of an adjustment to the next payment due hereunder. For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

SECTION 2.15 INTEREST RATE NOT ASCERTAINABLE, ETC. In the event that the Administrative Agent or the Canadian Administrative Agent shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the LIBOR Rate for any Interest Period, by reason of any changes affecting the London interbank LIBOR market, or any Lender's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate, then, and in any such event, the Administrative Agent or the Canadian Administrative Agent (as applicable) shall forthwith give notice (by telephone confirmed in writing) to the Borrowers and to the Lenders of such determination. Until the Administrative Agent or the Canadian Administrative Agent (as applicable) notifies the Borrowers that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make LIBOR Loans shall be immediately suspended, any Borrowing of LIBOR Loans that is requested (by continuation, conversion or otherwise) shall instead be made as a Borrowing of ABR Loans, and any outstanding LIBOR Loan shall be converted, on the last day of the then current Interest Period applicable thereto, to a ABR Loan.

SECTION 2.16      ILLEGALITY.

(a) DETERMINATIONS OF ILLEGALITY OF LIBOR LOAN. In the event that any Lender shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any LIBOR Loan has become unlawful as a result of compliance by such

         Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to the Borrowers, the Administrative Agent and the Canadian Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

(b) LIBOR LOANS SUSPENDED. Upon the giving of the notice to the Borrowers referred to in Section 2.16(a) above, (1) the Borrowers' right to request (by continuation, conversion or otherwise) and such Lender's obligation to make LIBOR Loans shall be immediately suspended, and thereafter, any requested Borrowing of LIBOR Loans shall, as to such Lender only, be deemed to be a request for a ABR Loan, and (2) if the affected LIBOR Loan or Loans are then outstanding, the Borrowers shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such LIBOR Loan into a ABR Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this subsection.

(c) DETERMINATIONS OF ILLEGALITY OF DOLLAR DENOMINATED LOANS. In the event that any Canadian Revolving Lender shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Dollar Denominated Loan has become unlawful as a result of compliance by such Canadian Revolving Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Canadian Revolving Lender shall give prompt notice (by telephone confirmed in writing) to the Canadian Borrowers and to the Canadian Administrative Agent of such determination (which notice the Canadian Administrative Agent shall promptly transmit to the other Canadian Revolving Lenders).

(d) DOLLAR DENOMINATED LOAN SUSPENDED. Upon the giving of the notice to the Canadian Borrowers referred to in Section 2.16(c) above, (1) the Canadian Borrowers' right to request (by continuation, conversion or otherwise) and such Canadian Revolving Lender's obligation to make Dollar Denominated Loans shall be immediately suspended, and thereafter, any requested Borrowing of Dollar Denominated Loans shall, as to such Canadian Revolving Lender only, be deemed to be a request for a Canadian Revolving Credit Loan denominated in C$, and (2) if the affected Dollar Denominated Loan or Loans are then outstanding, the Canadian Borrowers shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Canadian Administrative Agent and the affected Canadian Revolving Lender, convert each such Dollar Denominated Loan which is a LIBOR Loan into a B/A Loan and convert each such Dollar Denominated Loan which is a ABR Loan into a Canadian Prime Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this subsection.



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

SECTION 2.17      INCREASED COSTS.

(a) LIBOR REGULATIONS, ETC. If, by reason of (x) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request issued by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

         (1) any Lender (or its applicable Lending Office) shall be subject to any Tax or other charge with respect to its LIBOR Loans or its obligation to make LIBOR Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of tax on the overall net income or gross receipts of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

         (2) any reserve (including any imposed by the Board), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or its applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its LIBOR Loans or its obligations to make LIBOR Loans shall be imposed on any Lender or its applicable Lending Office or the interbank LIBOR market or the secondary certificate of deposit market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Loans or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then the applicable Borrowers shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to the Administrative Agent and the Canadian Administrative Agent), pay to such Lender on demand additional amounts determined by such Lender to be sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost and the calculation thereof, submitted to the Borrowers and the Administrative Agent by such Lender, shall, except for manifest error, be final, conclusive and binding for all purposes.

(b) COSTS. If any Lender shall advise the Administrative Agent or the Canadian Administrative Agent that at any time, because of the circumstances described in clauses (x) or (y) in Section 2.17(a) or any other circumstances affecting such Lender or the London interbank market or such Lender's position in such market, the LIBOR Rate, as determined in good faith by the Administrative Agent or the Canadian Administrative Agent, will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Loans, then, and in any such event:



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

         (1) the Administrative Agent or the Canadian Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Borrowers and to the Lenders of such advice; and

         (2) the Borrowers' right to request a Borrowing of LIBOR Loans from such Lender and such Lender's obligation to make LIBOR Loans shall be immediately suspended, any such Borrowing of LIBOR Loans that is requested (by continuation, conversion or otherwise) shall, as to such Lender only, be deemed to be a request for a ABR Loan, and any such outstanding LIBOR Loan from such Lender shall be converted, on the last day of the then current Interest Period applicable thereto, to a ABR Loan.

(c) CAPITAL ADEQUACY. If (1) the introduction of or any change after the date hereof (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (2) the compliance with any guideline or request issued by any central bank or other Governmental Authority or other authority exercising control over banks or financial institutions generally (whether or not having the force of law), affects or would affect the amount of capital required to be maintained by any Lender or any corporation controlling such Lender, and the amount of such capital is increased by or based upon the existence of such Lender's Loans or such Lender's Commitment hereunder and other commitments to lend or of the Letters of Credit (or similar contingent obligations), then, upon written request therefor by such Lender (with a copy of such request to the Administrative Agent), the applicable Borrowers shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for the increased cost of such additional capital in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Loans or such Lender's commitment to lend hereunder or to the issuance or maintenance of the Letters of Credit. A certificate as to such amounts and the calculation thereof, submitted to the Borrowers and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

(d)      ISSUING BANK. The rights and benefits of the Lenders under this Section
         2.17 shall also apply to any Issuing Bank in its capacity as such.

SECTION 2.18 CHANGE OF LENDING OFFICE. Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its LIBOR Loans affected by the matters or circumstances described in Section 2.15, Section 2.16 or Section 2.17 to reduce the liability of the Borrowers or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion.

SECTION 2.19 FUNDING LOSSES. Each of the Borrowers shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such amounts and shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including any interest paid by such Lender to lenders of funds borrowed by it to make or carry its LIBOR Loans to such Borrowers) ("losses"), which the

Lender may sustain: (a) if for any reason (other than a default by such Lender) a Borrowing of LIBOR Loans does not occur on the date specified therefor in a Borrowing Request (whether or not withdrawn), including a failure by the applicable Borrowers to fulfill on the date of any Borrowing of LIBOR Loans the conditions set forth in Article 3, or to convert, continue any LIBOR Loan hereunder after irrevocable notice of such conversion or continuation has been given pursuant to Section 2.12; (b) if any payment, prepayment or conversion of any of its LIBOR Loans required or permitted by any other provision of this Agreement or otherwise, or any assignment of a LIBOR Loan pursuant to Section 2.23, in each case is made or deemed made on a date which is not the last day of the Interest Period applicable thereto; or (c) if, for any reason, any of the Borrowers defaults in its obligation to repay its LIBOR Loans or B/A Loans as and when due and payable (at the due date thereof, whether at scheduled maturity, by acceleration, irrevocable notice of prepayment or otherwise).

SECTION 2.20      SHARING OF PAYMENTS, ETC.

(a) If any US Revolving Lender shall obtain any payment or reduction (including any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of any obligations of the US Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the US Revolving Lenders, such US Revolving Lender shall forthwith notify each of the other US Revolving Lenders and the Administrative Agent of such receipt, and purchase from the other US Revolving Lenders such participations in the affected obligations as shall be necessary to cause such purchasing US Revolving Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them; provided that, if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing US Revolving Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The US Borrowers agree that any US Revolving Lender so purchasing a participation from another US Revolving Lender pursuant to this Section 2.20 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such US Revolving Lender were the direct creditor of the US Borrowers in the amount of such participation.

(b) If any Canadian Revolving Lender shall obtain any payment or reduction of any obligation of the Canadian Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Canadian Revolving Lenders, such Canadian Revolving Lender shall forthwith notify each of the other Canadian Revolving Lenders and the Canadian Administrative Agent of such receipt, and purchase from the other Canadian Revolving Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Canadian Revolving Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them; provided that, if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Canadian Revolving Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Canadian Borrowers agree that any Canadian Revolving Lender so purchasing a participation from another Canadian Revolving Lender pursuant to this Section 2.20 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Canadian Revolving Lender were the direct creditor of the Canadian Borrowers in the amount of such participation.

SECTION 2.21      TAXES.

(a) PAYMENTS FREE AND CLEAR. Any and all payments by or on account of any obligation of any of the Borrowers hereunder shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes; provided, that, if any of the Borrowers shall be required to deduct or withhold any Indemnified Taxes or Other Taxes from such payments, then (1) the amounts payable by the Borrowers shall be increased so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 2.21), the Administrative Agent, the Canadian Administrative Agent, the Lenders or the Issuing Banks (as the case may be) (each, in this Section 2.21, an "INDEMNITEE") receives an amount equal to the sum they would have received had no such deduction or withholding been made, (2) the applicable Borrowers shall make such deductions or withholdings, and such Borrowers shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b) OTHER TAXES. In addition, the applicable Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) INDEMNIFICATION. Each of the Borrowers shall indemnify each Indemnitee on an After Tax Basis, upon written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Indemnitee on or with respect to any payment by or on account of any obligation of such Borrowers hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this
         Section 2.21) and any penalties, interest or additions thereto and all reasonable costs and expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrowers by any Indemnitee, on its own behalf or on behalf of any Lender or an Issuing Bank, shall be conclusive absent manifest error.

(d) RECEIPTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any of the Borrowers to a Governmental Authority, such Borrowers shall deliver to the Administrative Agent or the Canadian Administrative Agent, as applicable, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) TAX CERTIFICATIONS. Each Lender shall provide to the Borrowers, on the Closing Date, all such certifications and other confirmations as may be reasonably required by the Borrowers to evidence or confirm that (i) in the case of a Canadian Lender, such Canadian Lender is either a resident of Canada within the meaning of the Income Tax Act (Canada) or an authorized foreign bank which is deemed to be a resident of Canada for purposes of Part XIII of the Income Tax Act (Canada) in respect of amounts payable to it hereunder, or (ii) in the case of a US Lender, such U.S. Lender is either a resident of Canada within the meaning of the Income Tax Act (Canada) or an authorized foreign bank which is deemed to be a resident of Canada for purposes of Part XIII of the Income Tax Act (Canada) ) in respect of amounts payable to it hereunder, and either (x) such US Lender is a "United States person", within the meaning of Section 7701 of the Code, (y) if any such US Lender is not a non-US bank, such US Lender has taken all steps within its control to ensure that it is eligible for the portfolio interest exemption under Section 871(h) or Section 881(c) of the Code, or (z) amounts payable hereunder to such US Lender are effectively connected to a trade or business of such US Lender in the United States in the case of a US Lender.

(f) SURVIVAL. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this
         Section 2.21 shall survive the payment in full of principal and interest hereunder.

SECTION 2.22 PRO RATA TREATMENT. Subject to Section 2.4(d), each Borrowing of US Revolving Credit Loans shall be made, and each payment on account of any commitment fee in respect of the US Revolving Credit Commitments hereunder shall be allocated by the Administrative Agent, and any reduction of the US Revolving Credit Commitments of the US Revolving Lenders shall be allocated by the Administrative Agent, pro rata according to the relevant US Revolving Credit Percentages of the US Revolving Lenders. Subject to Section 2.4(d) and Section 2.8, each payment (including each prepayment) on account of principal of and interest on any US Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such US Revolving Credit Loans then held by the US Revolving Lenders. Subject to Section 2.4(d), each Borrowing of Canadian Revolving Credit Loans shall be made, and each payment on account of any commitment fee in respect of the Canadian Revolving Credit Commitments hereunder shall be allocated by the Canadian Administrative Agent, and any reduction of the Canadian Revolving Credit Commitments of the Canadian Revolving Lenders shall be allocated by the Canadian Administrative Agent, pro rata according to the relevant Canadian Revolving Credit Percentages of the Canadian Revolving Lenders. Subject to
Section 2.4(d) and Section 2.8, each payment (including each prepayment) on account of principal of and interest on any Canadian Revolving Credit Loans shall be allocated by the Canadian Administrative Agent pro rata according to the respective outstanding principal amounts of such Canadian Revolving Credit Loans then held by the Canadian Revolving Lenders.

SECTION 2.23 REPLACEMENT OF LENDERS. If (i) any Lender does not make a LIBOR Loan pursuant to Section 2.16 or fails to designate an alternate Lending Office pursuant to Section 2.18 or (ii) if any Lender holding less than 25% of the aggregate Commitments at the relevant time seeks indemnification for increased costs pursuant to Section 2.17 or is owed additional amounts pursuant to Section 2.21, then the Borrowers shall have the right, if no Default then exists, to replace such Lender with another bank or financial institution with the consent of the Administrative Agent and the Canadian Administrative Agent, which consent shall not be unreasonably withheld, provided that (a) the obligations of the Borrowers owing hereunder or under any other Financing Document to the Lender being replaced (including such increased costs) that are not being assigned to the replacement lender shall be paid in full to the Lender being replaced concurrently with such replacement lender, (b) the replacement lender shall execute an Assignment and Acceptance pursuant to which it shall become a party hereto as provided in Section 10.7, (c) upon compliance with the provisions for assignment provided in Section 10.7 and the payment of amounts referred to in clause (a), the replacement lender shall constitute a "Lender" hereunder and the Lender being so replaced shall no longer constitute a "Lender" hereunder, and
(d) any such replacement shall be effected within 90 days after the Borrowers became aware of circumstances giving rise to such right of replacement.

SECTION 2.24 ADVANCES OF REVOLVING CREDIT LOANS TO SATISFY LENDER INDEBTEDNESS. Each of the Borrowers and each Lender hereby agrees with the Administrative Agent, the Canadian Administrative Agent and each other Lender that, on each date on which any payment of interest, fees, principal or other amounts are due and owing hereunder or under any of the other Financing Documents, the Administrative Agent or the Canadian Administrative Agent may, in its sole discretion, but without any obligation to do so and subject to all other terms of this Agreement (other than any request for delivery of a Borrowing Request hereunder), cause a Borrowing of (a) US Swingline Loans to the extent of the remaining US Swingline Availability, and thereafter such Borrowings shall be US Revolving Credit Loans which shall be ABR Loans, or (b) Dollar Denominated Canadian Swingline Loans to the extent of the remaining Canadian Swingline Availability, and thereafter such Borrowings shall be Dollar Denominated Canadian Revolving Credit Loans which shall be ABR Loans, each to be made on such date in an amount sufficient to satisfy in full all such payments of interest, fees or other amounts which are then due hereunder (including principal, interest, and other amounts owing in respect of Agent Advances), and the Administrative Agent or the Canadian Administrative Agent may disburse the proceeds of such Borrowing to each other Agent and Lender to satisfy all such obligations and liabilities which are then due. The Administrative Agent or the Canadian Administrative Agent, as applicable, shall notify the Borrowers promptly after any Borrowing is made in accordance with this Section 2.24; provided that any failure by the Administrative Agent or the Canadian Administrative Agent to provide any such notice shall not relieve the applicable Borrowers from their obligation to repay any such Borrowing in accordance with this Agreement.

SECTION 2.25 JOINT AND SEVERAL LIABILITY OF US BORROWERS; RIGHTS OF CONTRIBUTION AMONG US BORROWERS.

(a) Each US Borrower states and acknowledges that: (1) pursuant to this Agreement, the US Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible as if they were merged into a single corporate entity;
         (2) each US Borrower has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (3) it is both a condition precedent to the obligations of the Administrative Agent, the Canadian Administrative Agent, the Lenders and the Issuing Banks hereunder and a desire of each US Borrower that each US Borrower execute and deliver this Agreement; and
         (4) each US Borrower has requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

(b) Each US Borrower hereby irrevocably and unconditionally: (i) agrees that it is jointly and severally liable to the Administrative Agent and the Lenders for the full and prompt payment and performance of the obligations of each US Borrower under this Agreement and each other Financing Document that may specify that a particular US Borrower is responsible for a given payment or performance; (ii) agrees to fully and promptly perform all of its obligations hereunder with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) agrees as a primary obligation to indemnify the Administrative Agent, the Canadian Administrative Agent, each Lender and each Issuing Bank, on demand, for and against any loss incurred by the Administrative Agent, the Canadian Administrative, any Issuing Bank or any Lender as a result of any of the obligations of any Borrower (the "SUBJECT BORROWER") being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to the subject US Borrower or any Person, the amount of such loss being the amount which the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or the Lenders (or any of them) would otherwise have been entitled to recover from the subject Borrower.

(c) It is the intent of each US Borrower that the indebtedness, obligations and liabilities hereunder of no one of them be subject to challenge on any basis related to any federal or state law dealing with fraudulent conveyances or any other law related to transfers for less than fair or reasonably equivalent value. Accordingly, as of the date hereof, the liability of each US Borrower under this Section 2.25, together with all of its other liabilities to all persons as of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of this Agreement, calculated in amount sufficient to pay its probable net liabilities on its existing indebtedness as the same become absolute and matured ("DATED LIABILITIES") is and is to be, less than the amount of the aggregate of a fair valuation of its property as of such corresponding date ("DATED ASSETS"). To this end, each US Borrower under this Section 2.25 (i) grants to and recognizes in each other US Borrower ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such US Borrower, but for the aggregate rights of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such US Borrower or, as the case may be, and (ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from the other US Borrowers in the amount, if any, by which the Dated Liabilities of such US Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such US Borrower under this Section 2.25. In recognizing the value of the Dated Assets and the Dated Liabilities, it is understood that each US Borrower will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this Section 2.25 that each US Borrower recognizes rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several obligations hereunder. Notwithstanding anything in this Section 2.25 to the contrary, the obligations of GUSAP and each of the US Operating Borrowers for any Loans made directly to such Borrowers shall not be affected by this Section 2.25.

SECTION 2.26 PARTICIPATIONS IN US SWINGLINE LOANS. The US Swingline Lender may by written notice given to the Administrative Agent (such notice to be given not less frequently than weekly if US Swingline Loans are outstanding) not later than 10:00 a.m. (Eastern time), on any Business Day require the US Revolving Lenders to acquire participations within one (1) Business Day in all or a portion of the US Swingline Loans outstanding. Such notice to the Administrative Agent shall specify the aggregate amount of US Swingline Loans in which the US Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each US Revolving Lender, specifying in such notice such US Revolving Lender's Revolving Credit Percentage of such US Swingline Loans. Each US Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for account of the US Swingline Lender, such US Revolving Lender's US Revolving Credit Percentage of such US Swingline Loans. Each US Revolving Lender acknowledges and agrees that its obligation to acquire participations in US Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Aggregate US Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each US Revolving Lender shall comply with its obligation under this Section 2.26 by wire transfer of immediately available funds, in the same manner as provided in Section 2.4(a) with respect to Loans made by such US Revolving Lender (and Section 2.4(a) shall apply, mutatis mutandis, to the payment obligations of the US Revolving Lenders), and the Administrative Agent shall promptly pay to the US Swingline Lender the amounts so received by it from the US Revolving Lenders. The Administrative Agent shall notify the US Borrowers of any participations in any US Swingline Loan acquired pursuant to this Section 2.26, and thereafter payments in respect of such US Swingline Loan shall be made to the Administrative Agent and not to the US Swingline Lender. Any amounts received by the US Swingline Lender from the US Borrower (or other party on behalf of the US Borrower) in respect of a US Swingline Loan after receipt by the US Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the US Revolving Lenders that shall have made their payments pursuant to this paragraph and to the US Swingline Lender, as their interests may appear. The purchase of participations in a US Swingline Loan pursuant to this Section 2.26 shall not relieve the US Borrowers of any default in the payment thereof.

SECTION 2.27 PARTICIPATIONS IN CANADIAN SWINGLINE LOANS. The Canadian Swingline Lender may by written notice given to the Canadian Administrative Agent (such notice to be given not less frequently than weekly if Canadian Swingline Loans are outstanding) not later than 10:00 a.m. (Eastern time), on any Business Day require the Canadian Revolving Lenders to acquire participations within one (1) Business Day in all or a portion of the Canadian Swingline Loans outstanding. Such notice to the Canadian Administrative Agent shall specify the aggregate amount of Canadian Swingline Loans in which the Canadian Revolving Lenders will participate. Promptly upon receipt of such notice, the Canadian Administrative Agent will give notice thereof to each Canadian Revolving Lender, specifying in such notice such Canadian Revolving Lender's Revolving Credit Percentage of such Canadian Swingline Loans. Each Canadian Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above in this paragraph, to pay to the Canadian Administrative Agent, for account of the Canadian Swingline Lender, such Canadian Revolving Lender's Canadian Revolving Credit Percentage of such Canadian Swingline Loans. Each Canadian Revolving Lender acknowledges and agrees that its obligation to acquire participations in Canadian Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Aggregate Canadian Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Canadian Revolving Lender shall comply with its obligation under this Section 2.27 by wire transfer of immediately available funds, in the same manner as provided in Section 2.4(a) with respect to Loans made by such Canadian Revolving Lender (and Section 2.4(a) shall apply, mutatis mutandis, to the payment obligations of the Canadian Revolving Lenders), and the Canadian Administrative Agent shall promptly pay to the Canadian Swingline Lender the amounts so received by it from the Canadian Revolving Lenders. The Canadian Administrative Agent shall notify the Canadian Borrowers of any participations in any Canadian Swingline Loan acquired pursuant to this
Section 2.27, and thereafter payments in respect of such Canadian Swingline Loan shall be made to the Canadian Administrative Agent and not to the Canadian Swingline Lender. Any amounts received by the Canadian Swingline Lender from the Canadian Borrowers (or other party on behalf of the Canadian Borrowers) in respect of a Canadian Swingline Loan after receipt by the Canadian Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Canadian Administrative Agent; any such amounts received by the Canadian Administrative Agent shall be promptly remitted by the Canadian Administrative Agent to the Canadian Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Canadian Swingline Lender, as their interests may appear. The purchase of participations in a Canadian Swingline Loan pursuant to this Section 2.27 shall not relieve the Canadian Borrowers of any default in the payment thereof.

SECTION 2.28      ADMINISTRATIVE AGENT ADVANCES; PARTICIPATIONS.

         (a) Subject to the limitations set forth below, the Administrative Agent and the Canadian Administrative Agent are authorized by the Borrowers and the Revolving Lenders, from time to time in the sole discretion of the Administrative Agent or the Canadian Administrative Agent, as applicable (A) during the continuance of a Default, or (B) at any time that any of the other conditions precedent set forth in Article 3 have not been satisfied, to make

ABR Loans to the US Borrowers or Canadian Prime Loans to the Canadian Borrowers on behalf of the applicable Revolving Lenders in an aggregate amount outstanding at any time not to exceed 10% of the US Borrowing Base or the Canadian US Borrowing Base, as applicable, which the Administrative Agent or the Canadian Administrative Agent, as applicable, in its reasonable judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof,
(2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Lender Indebtedness, or (3) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 10.4 (any of such advances are herein referred to as "AGENT ADVANCES"); provided, that (y) notwithstanding any other provision of this Agreement, the Required Lenders may at any time revoke this authorization to make Agent Advances, and (b) no Agent Advance shall remain outstanding for more than 60 days from the date of advance, and all Agent Advances must have been repaid for at least 10 days before another Agent Advance may be made. Any such revocation must be in writing and shall become effective prospectively upon receipt thereof by the Administrative Agent's or the Canadian Administrative Agent, as applicable. Any Agent Advances shall be secured by the Liens in and to the Collateral granted to the Administrative Agent or the Canadian Administrative Agent, as applicable, and shall constitute Lender Indebtedness hereunder.

         (b) The Administrative Agent may by written notice given to the US Revolving Lenders not later than 2:00 p.m. (Eastern time) on any Business Day require the US Revolving Lenders to acquire participations within one (1) Business Day in all or a portion of the Agent Advances to the US Borrowers then outstanding. Such notice shall specify the aggregate amount of Agent Advances in which the US Revolving Lenders will participate and each US Revolving Lender's Revolving Credit Percentage of such Agent Advances. Each US Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above in this Section 2.28(b), to pay to the Administrative Agent such US Revolving Lender's US Revolving Credit Percentage of such Agent Advances. Each US Revolving Lender acknowledges and agrees that its obligation to acquire participations in Agent Advances pursuant to this Section 2.28(b) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Aggregate US Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each US Revolving Lender shall comply with its obligation under this Section 2.28(b) by wire transfer of immediately available funds, in the same manner as provided in Section 2.4(a) with respect to Loans made by such US Revolving Lender (and Section 2.4(a) shall apply, mutatis mutandis, to the payment obligations of the US Revolving Lenders). Any amounts received by the Administrative Agent from any US Borrower (or other party on behalf of any US Borrower) in respect of Agent Advances after receipt by the Administrative Agent of the proceeds of a sale of participations therein shall be promptly remitted to the US Revolving Lenders that shall have made their payments pursuant to this Section 2.28(b), as their interests may appear. The purchase of participations in an Agent Advance this Section 2.28(b) shall not relieve the US Borrowers of any default in the payment thereof.

(c) The Canadian Administrative Agent may by written notice given to the Canadian Revolving Lenders not later than 2:00 p.m. (Eastern time) on any Business Day require the Canadian Revolving Lenders to acquire participations within one (1) Business Day in all or a portion of the Agent Advances to the Canadian Borrowers then outstanding. Such notice shall specify the aggregate amount of Agent Advances in which the Canadian Revolving Lenders will participate and each Canadian Revolving Lender's Revolving Credit Percentage of such Agent Advances. Each Canadian Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above in this Section 2.28(c), to pay to the Administrative Agent such Canadian Revolving Lender's Canadian Revolving Credit Percentage of such Agent Advances. Each Canadian Revolving Lender acknowledges and agrees that its obligation to acquire participations in Agent Advances pursuant to this Section 2.28(c) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Aggregate Canadian Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Canadian Revolving Lender shall comply with its obligation under this Section 2.28(c) by wire transfer of immediately available funds, in the same manner as provided in Section 2.4(a) with respect to Loans made by such Canadian Revolving Lender (and Section 2.4(a) shall apply, mutatis mutandis, to the payment obligations of the Canadian Revolving Lenders). Any amounts received by the Canadian Administrative Agent from any Canadian Borrower (or other party on behalf of the Canadian Borrower) in respect of Agent Advances after receipt by the Canadian Administrative Agent of the proceeds of a sale of participations therein shall be promptly remitted to the Canadian Revolving Lenders that shall have made their payments pursuant to this Section 2.28(c), as their interests may appear. The purchase of participations in an Agent Advance this Section 2.28(c) shall not relieve the Canadian Borrowers of any default in the payment thereof.

SECTION 2.29 NEW APPRAISALS. The Borrowers may request, not more frequently than twice in any Fiscal Year, that the Administrative Agent obtain a new appraisal of the inventory of the Borrowers to determine whether it is appropriate to adjust the appraised net recovery values used to calculate the Canadian Borrowing Base and the US Borrowing Base. Any such appraisals shall be at the sole cost and expense of the Borrowers. The appraiser which will perform any such appraisal will be selected by the Administrative Agent from a list of three appraisal firms (each of which shall have recognized expertise in the asset-based lending appraisal business, and will not have provided services to the Borrowers at any time during the previous two years) to be provided by the Borrowers to the Administrative Agent, provided that if none of the appraisal firms provided by the Borrowers are acceptable to the Administrative Agent, the appraiser shall be the same appraiser that conducted the appraisal of inventory most recently delivered to the Administrative Agent. After receiving a written report confirming the results of any such appraisal, the Administrative Agent shall make, within three weeks of receipt of such written report, any adjustment which the Administrative Agent, in its reasonable discretion, considers appropriate as a result of such appraisal.

SECTION 2.30 65% ADVANCE RATE PERIOD. Notwithstanding any other provision of this Agreement, at all times during the 65% Advance Rate Period:

(a) all references to "$50,000,000" in the definitions of "PERMITTED ACQUISITION" and "PERMITTED NEW AFFILIATE SUBORDINATED DEBT" and in Sections 6.9, 7.5, 7.6(i) and 7.6(l) shall be deemed to be references to "$70,000,000";

(b) all references to "$70,000,000" in the definition of "BLOCK EVENT" and in Sections 4.5(b) and 4.6(b) shall be deemed to be references to "$80,000,000";

(c) all references to "$70,000,000" in Section 6.10(g) shall be deemed to be references to "$90,000,000";

(d) all references to "$40,000,000" in Sections 2.1(h) and 6.12 shall be deemed to be references to "$60,000,000";

(e) all references to "$100,000,000" in Section 7.20(b) shall be deemed to be references to "$120,000,000" and all references to "$70,000,000" in
         Section 7.20(b) shall be deemed to be references to "$90,000,000";

(f) item (2) of the definition of "CANADIAN BORROWING BASE" shall be deemed to read "the lesser of (i) 65% of the Canadian Borrowers' Eligible Inventory (up to a maximum amount of 100% of the appraised net recovery value of such Eligible Inventory), or (ii) the Canadian Inventory Limit, minus"; and

(g) item (2) of the definition of "US BORROWING BASE" shall be deemed to read "the lesser of (i) 65% of such US Operating Borrower's Eligible Inventory (up to a maximum amount of 100% of the appraised net recovery value of such Eligible Inventory), or (ii) the US Inventory Limit, plus".

In addition, and notwithstanding any other provision of this Agreement, for the period commencing on the Closing Date and ending on the date which is nine (9) months following the Closing Date, the Applicable Margin for LIBOR Loans and for B/A Loans shall be 2.75%, the Applicable Margin for ABR Loans shall be 0.50%, the Applicable Margin for Canadian Prime Rate Loans shall be 1.00% and the Applicable Margin for commitment fees payable pursuant to Section 2.13(a) and
(b) shall be 0.50%.

SECTION 2.31 FINANCING STRUCTURE AVAILABILITY. Notwithstanding any other provision of this Agreement, but subject to the proviso after Section 2.31(k) below:

(a) neither GUSAP nor PASUG shall have any right to issue any Borrowing Requests in respect of US Revolving Credit Loans or US Swingline Loans, and all Borrowing Requests in respect of US Revolving Credit Loans or US Swingline Loans shall be made solely by one or more US Operating Borrowers (but otherwise in compliance with Section 2.2(a) and Section 2.2(b) regarding the requirements related to the issuance of Borrowing Requests and the limitations thereon);

(b) each Borrowing of US Revolving Credit Loans shall be made available directly to the US Operating Borrower to which such US Revolving Credit Loans relate and shall be disbursed directly to such US Operating Borrower by depositing the amount of each Borrowing directly to the Disbursement Account of such US Operating Borrower;

(c) all Borrowings of US Swingline Loans shall be made available either directly to the US Operating Borrower to which such US Swingline Loans relate and shall be disbursed directly to the applicable US Operating Borrower by depositing the amount of each Borrowing directly to the Disbursement Account of the applicable US Operating Borrower, or shall be disbursed to the Ameristeel US Operating Account;

(d) each reference to "PASUG" in the definition of "Permitted Cash Application" shall be deemed to be a reference to Ameristeel US;

(e) all references in this Agreement to "PASUG Operating Account" and "PASUG Payment Account" shall be deemed to be references to the Ameristeel U.S. Operating Account and the Ameristeel U.S. Payment Account, respectively; and in respect of all US Swingline Loans deposited into the Ameristeel US Operating Account relating to any US Operating Borrower other than Ameristeel US, Ameristeel US agrees to make a Permitted Cash Application to or for the benefit of such Applicable US Operating Borrower;

(f) all payments to be made by any US Borrower under this Agreement or any other Financing Document (whether in the nature of interest, principal, fees or otherwise) to the Administrative Agent, the Canadian Administrative Agent or the Lenders shall be made by the applicable US Operating Borrower directly to the Administrative Agent, or shall be made by Ameristeel US out of amounts on deposit in the Ameristeel US Operating Account if permitted under Section 7.2(i), with the amounts on deposit therein being applied in accordance with Section 2.11(f) or
         Section 2.11(h), as applicable, at the end of each Business Day;

(g) the definition of "US OPERATING BORROWER ADVANCE" is deemed amended to delete clause (b) therefrom;

(h) the definition of "US OPERATING BORROWER ADVANCE NET AMOUNT" is deemed amended (i) by removing the reference to PASUG in paragraph (a) thereof, (ii) by removing clause (b) thereof, and (iii) by adding to the end of paragraph (c) thereof a new sentence, to read as follows:

                  "For Ameristeel US only, the amounts on deposit in the Ameristeel US Operating Account shall be excluded from the determination of the US Operating Borrower Advance Net Amount for such US Operating Borrower."

(i) all amounts collected in the US Lockboxes and transferred to the US Blocked Account shall in turn be transferred to the Ameristeel US Operating Account. In addition, the proceeds of US Swingline Loans made in respect of any US Operating Borrower other than Ameristeel US may be deposited into the Ameristeel US Operating Account, so long as Ameristeel makes a Permitted Cash Application out of such proceeds. However, if the amounts on deposit in the Ameristeel US Operating Account, other than (A) amounts arising out of the collection of accounts owing to Ameristeel US, and
         (B) amounts arising out of the proceeds of any US Loans made to Ameristeel US based upon the Borrowing Base of Ameristeel US, at any time exceed $3,000,000, Ameristeel shall promptly either transfer such excess amounts to US Operating Borrower(s) to which such excess amounts relate, or prepay US Swingline Loans or US Revolving Credit Loans owing by US Operating Borrower(s) to which such excess amounts relate;

(j) the Administrative Agent or the Required Lenders may establish such other procedures as shall determine, acting reasonably, to ensure the proper administration of US Revolving Credit Loans and US Swingline Loans; and

(k) the certifications and other confirmations contemplated by Section 2.21(e)(ii) shall not be required from any US Lender,

provided, however, that upon five (5) Business Days written notice by the US Borrowers to the Administrative Agent and the Canadian Administrative Agent and if at that time: (i) Excess Availability is greater than $110,000,000 on such Business Day, and has been greater than $110,000,000 for a period of at least 90 consecutive days ending on such Business Day; (ii) the US Borrowers deliver projections satisfactory to the Administrative Agent and the Canadian Administrative Agent, acting reasonably, demonstrating that Excess Availability shall continue to be at least $110,000,000 for the 3 consecutive month period commencing on such Business Day; (iii) the 65% Advance Rate Period has expired on or prior to such Business Day; and (iv) no Default has occurred and is continuing on such Business Day, then this Section 2.31 shall immediately cease to be of any force or effect. Any calculation of Excess Availability for purposes of this Section 2.31 shall be made without reference to Section 2.30. If this Section 2.31 shall cease to be of any force or effect in accordance with the foregoing provisions, and if at such time any US Lender would be unable to provide the certification contemplated by Section 2.21(e)(ii), then such US Lender will forthwith assign its US Lender Indebtedness and its US Revolving Credit Commitments to a Person (which may be an Affiliate of such US Lender) which is able, at such time, to provide the certification contemplated by
Section 2.21(e)(ii). The requirements of paragraphs (1) through (5) in the proviso in Section 10.7(b) shall not apply to any such assignment. Notwithstanding the provisions contained in this Section 2.31, the Borrowers hereby agree that they shall, and shall cause the other Credit Parties to, comply with all provisions contained in this Agreement relating to GUSAP, NSULC and PASUG.

                                   ARTICLE 3
                            CONDITIONS TO BORROWINGS

SECTION 3.1 CLOSING. The obligation of each Lender to make Loans and each Issuing Bank to issue Letters of Credit hereunder is subject to (x) receipt by the Administrative Agent or the Canadian Administrative Agent, as applicable, of the following items which are to be delivered, in form and substance satisfactory to each Lender, with a copy (except for the Notes) for each Lender, and (y) the satisfaction of the following conditions prior to or simultaneously with the making of the initial Loan and the issuance of such initial Letter of Credit hereunder as evidenced by the execution and delivery of the Certificate of Effectiveness:

(a) CREDIT AGREEMENT. Either (i) a counterpart of this Agreement signed on behalf of each party hereto, or (ii) written evidence satisfactory to the Administrative Agent and the Canadian Administrative Agent (which may include facsimile transmission of a signed signature page of this Agreement) that each such party has signed a counterpart of this Agreement.

(b) US REVOLVING CREDIT NOTES. A duly completed and executed US Revolving Credit Note for each US Revolving Lender requesting same, dated as of the Closing Date, and payable to the order of such US Revolving Lender.

(c) CANADIAN REVOLVING CREDIT NOTES. A duly completed and executed Canadian Revolving Credit Note (C$) and a duly completed and executed Canadian Revolving Credit Note (US$) for each Canadian Revolving Lender requesting same, dated as of the Closing Date, and payable to the order of such Canadian Revolving Lender.

(d) US SWINGLINE NOTE. A duly completed and executed US Swingline Note dated as of the Closing Date and payable to the order of the US Swingline Lender.

(e) CANADIAN SWINGLINE NOTE. A duly completed and executed Canadian Swingline Note (C$) and a duly completed and executed Canadian Swingline Note (US$) dated as of the Closing Date and payable to the order of the Canadian Swingline Lender.

(f)      RESOLUTIONS AND INCUMBENCY CERTIFICATES.

         (1) certified copies of the resolutions of the Board of Directors of each Credit Party dated as of the Closing Date and approving, as appropriate, the Loans, the Notes, this Agreement and the other Financing Documents, and all other documents, if any, to which each Credit Party is a party and evidencing corporate authorization with respect to such documents;

         (2) a certificate of the Secretary or an Assistant Secretary of each Credit Party dated as of the Closing Date and certifying
                  (A) the name, title and true signature of each officer of such Person authorized to execute the Notes, this Agreement, Applications and the other Financing Documents to which it is a party, (B) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to this Agreement including, but not limited to, certifications required pursuant to
                  Section 6.10, Borrowing Requests, and Borrowing Base Reports, and (C) that attached thereto is a true and complete copy of the certificate of incorporation, certificate of organization, certificate of formation or certificate of limited partnership, as applicable, certified by the appropriate Governmental Authority of the jurisdiction of incorporation or organization of each Credit Party and the bylaws, limited partnership agreement, operating agreement or limited liability company agreement, as applicable, of each Credit Party, each as amended to date, recent good standing certificates and/or certificates of existence for each Credit Party and certificates of foreign qualification for each Credit Party in such jurisdictions as the Administrative Agent shall require; and

         (3) certain letter agreements certifying to the names and signatures of officers of the Borrowers authorized to issue Borrowing Requests, issue Borrowing Base Reports, initiate wire transfers and take other actions with respect to the credit facilities contemplated hereby.

(g)      OPINIONS OF COUNSEL.

         (1) An opinion of Torys LLP, US counsel to the US Credit Parties dated as of the Closing Date addressed to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders and covering such matters as the Administrative Agent, the Issuing Banks or the Lenders may reasonably request;

         (2) An opinion of Torys LLP, Canadian counsel to the Credit Parties dated as of the Closing Date addressed to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders and covering such matters as the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders may reasonably request; and

         (3) Opinions of counsel to the Canadian Credit Parties and the US Credit Parties, respectively, in each jurisdiction in which inventory comprising part of the Collateral is located, dated as of the Closing Date, addressed to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders and covering such matters as the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders may reasonably request.

(h)      SECURITY INSTRUMENTS.

         (1) duly executed copies of the Security Agreements, the Guarantees, the Securities Pledge Agreements and such other Security Instruments as may be necessary to create, preserve, perfect and protect the Liens of the Administrative Agent and the Canadian Administrative Agent in the Collateral in all jurisdictions designated by the Administrative Agent or the Canadian Administrative Agent, as applicable;

         (2) the original stock certificates listed in Schedule 3.1(h) and duly executed corresponding stock powers to perfect the Administrative Agent's and the Canadian Administrative Agent's Liens in the equity securities represented by such stock certificates; and

         (3) all Property in which the Administrative Agent or the Canadian Administrative Agent shall, at such time, be entitled to have a Lien pursuant to this Agreement or any other Financing Document (including, without limitation, all promissory notes which evidence any intercompany advances permitted to be made by the Credit Parties hereunder) shall have been physically delivered to the possession of the Administrative Agent or the Canadian Administrative Agent to the extent that such possession is necessary or desirable for the purpose of perfecting, or ensuring priority of, the Administrative Agent's or the Canadian Administrative Agent's Liens in such Collateral.

(i) REGULATORY APPROVAL; CONSENTS; WAIVERS. The Administrative Agent and the Canadian Administrative Agent shall be satisfied that all material authorizations required in connection with the Transactions contemplated hereby have been obtained and are in full force and effect (including all approvals listed in Schedule 3.1(i)), and that all consents and waivers required to consummate the Transactions have been obtained, to the extent that consummation of the Transactions would otherwise be restricted or prohibited under the terms of any material contract to which any Credit Party is a party, or by which it is bound, in each case without the imposition of any burdensome provisions.

(j) INDEBTEDNESS. The transactions contemplated in this Agreement and the other Financing Documents shall not have caused any event or condition to occur which has resulted, or which will result, in any material Indebtedness becoming due prior to its scheduled maturity or that permits (with or without the giving of notice, the lapse of time, or both) the holder or holders of any material Indebtedness or any trustee or agent on its or their behalf to cause any material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, or which will result in the creation of any Liens under any Indebtedness.

(k) CONSUMMATION OF THE 144A TRANSACTIONS. The Administrative Agent, the Canadian Administrative Agent and the Lenders shall be satisfied that the structure, terms and conditions of the 144A Indenture conform to the structure, terms and conditions of the 144A Transaction as set out in the offering memorandum related thereto (including as to pricing, term, no Liens and Permitted Indebtedness) and the 144A Transaction shall be completed simultaneously with the completion of the transactions contemplated by this Agreement, and the Chief Financial Officer of the Company shall have provided a certificate to the Administrative Agent and the Canadian Administrative Agent confirming completion of such transaction (including the advance of funds thereunder).

(l) INSURANCE. The Administrative Agent and the Canadian Administrative Agent shall have received a certificate of insurance coverage, dated not more than 30 days prior to the Closing Date, evidencing that the Credit Parties are carrying insurance in accordance with Section 6.5 hereof, along with the loss payable endorsements contemplated by
         Section 6.5.

(m) FINANCIAL STATEMENTS AND PROJECTIONS. The Financial Statements and the other financial information and Projections of the Borrowers shall not be changed as of the Closing Date in such a way as to cause or result in a Material Adverse Effect.

(n) BORROWING BASE REPORT. A Borrowing Base Report prepared as of the Closing Date and setting forth the US Borrowing Base for each US Borrower and the Canadian Borrowing Base to be in effect under this Agreement on the Closing Date and, after giving effect to the consummation of the transactions contemplated herein, and the initial Loans hereunder, the Excess Availability shall not be less than $87,500,000. For these purposes, all Existing Indebtedness not permitted to remain outstanding under Section 7.2 must be repaid, all debts and obligations shall be current, and all accounts payable shall be handled in the normal course of the Borrowers' business consistent with their past practices.

(o) CERTIFICATES OF CHIEF FINANCIAL OFFICER; PERFECTION CERTIFICATE. (i) A certificate of the Chief Financial Officer of the Company dated as of the Closing Date and certifying, before and after the making of the initial Loans and the issuance of the initial Letters of Credit, that
         (1) each Borrower and each Credit Party is Solvent, (2) no Default then, or thereafter would, exist, (3) each of the conditions to Closing have been satisfied, and (4) each representation and warranty of the Borrowers contained herein and in the other Financing Documents is true and correct in all material respects, (ii) a certificate of the Chief Financial Officer of the Company certifying that the Company and each of its Subsidiaries are in compliance with the minimum funding requirements with respect to each Plan maintained by the Company and/or its Subsidiaries, or to which the Company or any of its Subsidiaries is a member, and that the Company and its Subsidiaries are in compliance in all respect with Section 7.9 of this Agreement, and (iii) a Perfection Certificate for each of the Credit Parties dated as of the Closing Date.

(p) CORPORATE STRUCTURE. Each Lender shall be satisfied in its sole judgment with the corporate, capital, legal and management structure and Tax liabilities of each Borrower and the flow of funds among the Borrowers and the other Credit Parties.

(q) NO MATERIAL ADVERSE EFFECT. The Administrative Agent, the Canadian Administrative Agent and the Lenders shall be satisfied that since December 31, 2002, there has been no event, condition or occurrence that is not disclosed to the Lenders in this Agreement and that has had or could reasonably be expected to have a Material Adverse Effect.

(r) DUE DILIGENCE. The Administrative Agent and the Canadian Administrative Agent and the Lenders shall be satisfied with the results of their legal, financial and business due diligence including, without limitation (i) examinations of the books and records of the Borrowers,
         (ii) a review of the Collateral, and (iii) a review of the Borrowers' inventory control systems.

(s) FEES AND EXPENSES. Payment and/or reimbursement of (1) the Administrative Agent's, the Canadian Administrative Agent's, and each of the Arrangers' respective counsel's reasonable fees and expenses (limited to one U.S. outside counsel and one Canadian outside counsel) incurred through the Closing Date, to the extent invoiced, and (2) any fees or expenses required to be paid pursuant to the Canadian Fee Letter and the US Fee Letter or this Agreement.

(t) DOCUMENTATION. (i) Each Financing Document and all other documents required hereunder and (ii) all other documents, instruments and agreements as may be required by the Administrative Agent or the Canadian Administrative Agent, acting reasonably, shall have been duly authorized, executed and delivered by each of the parties thereto, all in form and substance satisfactory to the Administrative Agent, acting reasonably, and all of the Security Instruments shall have been registered in all offices in which, in the opinion of the Administrative Agent or its counsel, registration is necessary or of advantage to preserve the priority of the Liens intended to be created thereby, and duplicate copies of such Security Instruments bearing or accompanied by appropriate endorsements or certificates of registration shall have been delivered to the Administrative Agent. The Administrative Agent shall have received and be satisfied with the results of all personal property, pending litigation, judgment, bankruptcy, bulk sale, tax, execution and other searches with respect to the Credit Parties in all jurisdictions selected by the Administrative Agent and its counsel.

(u) REPAYMENT OF INDEBTEDNESS. All Existing Indebtedness of the Credit Parties other than the Indebtedness listed in Schedule 5.26 shall have been paid in full and all Liens securing payment of such Indebtedness shall have been cancelled or released or provision therefor satisfactory to the Administrative Agent and the Canadian Administrative Agent shall have been made.

(v) BLOCKED ACCOUNTS; CONTROL AGREEMENTS. Blocked Accounts and other appropriate account arrangements shall have been established for each of GUSAP, NSULC and PASUG and in respect of each bank account maintained by a Credit Party in the United States or Canada, the Administrative Agent or the Canadian Administrative Agent, as applicable, the applicable Credit Party and the applicable depository bank shall have entered into a control agreement (sufficient to perfect the Liens of the Administrative Agent in such bank account, and otherwise in the standard form of such depository bank or in such other form as the Administrative Agent or the Canadian Administrative Agent, as applicable, acting reasonably, may agree) in respect of such bank account.

(w) CASH MANAGEMENT ARRANGEMENTS. The Administrative Agent and the Canadian Administrative Agent shall be satisfied in their sole discretion with all material aspects of the Borrowers' actual and agreed upon cash management arrangements.

(x) PERMITTED REORGANIZATION. The Lenders shall be satisfied in their sole discretion with the Permitted Reorganization.

(y) SCHEDULES. The Lenders shall be satisfied in their sole discretion with all Schedules attached (or to be attached) to this Agreement, it being recognized that, as at the date of execution of this Agreement, the Lenders have not had an adequate opportunity to review Schedules.

Upon satisfaction of each of the conditions set forth in Section 3.1, the Borrowers, the Administrative Agent and the Canadian Administrative Agent shall execute the Certificate of Effectiveness.

SECTION 3.2 CONDITIONS PRECEDENT TO ALL LOANS AND LETTERS OF CREDIT. The obligation of each Lender to make each Loan hereunder (including the initial
Loan) and the obligation of each

Issuing Bank to issue each Letter of Credit (including the initial Letter of Credit) is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Loan or issuance (provided, however, that the following conditions are not conditions to each Revolving Lender participating in or reimbursing either of the Agents for such Revolving Lenders US Revolving Credit Percentage or Canadian Revolving Credit Percentage, as applicable, of any Agent Advance made in accordance with Section 2.28 hereof):

(a) REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein and in the other Financing Documents executed and delivered on or after the Closing Date shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan (unless such representation and warranty is expressly limited to an earlier date).

(b) NO DEFAULT. There shall not exist a Default or Event of Default hereunder.

(c) MAXIMUM AVAILABLE AMOUNT. The Aggregate US Revolving Credit Exposure and the Aggregate Canadian Revolving Credit Exposure, after giving effect to such proposed Loan or Letter of Credit, shall not exceed the US Maximum Available Amount and Canadian Maximum Available Amount, respectively, then in effect.

(d) BORROWING REQUESTS. The applicable Borrowers shall have provided Advance Notice of the requested Borrowing by completion, execution and delivery of a Borrowing Request.

                                   ARTICLE 4
                                    SECURITY

SECTION 4.1 SECURITY GRANTED BY US CREDIT PARTIES. The Lender Indebtedness shall be secured by perfected, first priority Liens in and encumbering the following property and assets of each US Credit Party, in each case whether now owned or hereafter acquired and wherever located: (a) all accounts (including, without limitation, inter-company loans), (b) all inventory (including "rolls inventory") and other goods held for sale or lease, (c) all chattel paper, documents of title (but excluding documents of title in respect of assets which do not constitute inventory) and instruments, (d) all general intangibles (including, without limitation, intellectual property rights), (e) all bank accounts (including, without limitation, collateral proceeds accounts and investment accounts), (f) all books and records, and (g) all capital stock in its Subsidiaries. In furtherance of the foregoing, the US Borrowers shall execute and deliver, and shall cause each of the other US Credit Parties to execute and deliver, the US Guaranty, the US Security Agreement and the US Securities Pledge Agreement and shall hereafter execute and deliver (and cause each other US Credit Party and any other appropriate Person to execute and deliver) to the Administrative Agent, promptly upon request by the Administrative Agent, such Security Instruments and other documents, instruments, agreements and certificates, as the Administrative Agent, acting reasonably, shall determine to be necessary or appropriate to create, evidence, perfect, ensure the priority of and protect the Liens contemplated by this
Section 4.1.

SECTION 4.2 SECURITY GRANTED BY CANADIAN CREDIT PARTIES. The Lender Indebtedness shall be secured by perfected, first priority Liens in and encumbering the following property and assets of each Canadian Credit Party, in each case whether now owned or hereafter acquired and wherever located: (a) all accounts receivable (including, without limitation, inter-company loans), (b) all inventory (including "rolls inventory") and other goods, (c) all chattel paper, documents of title (but excluding documents of title in respect of assets which do not constitute inventory) and instruments, (d) all intangibles (including, without limitation, intellectual property rights), (e) all bank accounts (including, without limitation, collateral proceeds accounts and investment accounts), (f) all books and records, and (g) all capital stock in its Subsidiaries. In furtherance of the foregoing, the Canadian Borrowers shall execute and deliver (and shall cause each of the other Canadian Credit Parties to execute and deliver) the Canadian Guarantee, the Canadian Security Agreement and the Canadian Securities Pledge Agreement and shall hereafter execute and deliver (cause each other Canadian Credit Party and any other appropriate Person to execute and deliver) to the Canadian Administrative Agent, promptly upon request by the Canadian Administrative Agent, such Security Instruments and other documents, instruments, agreements and certificates, as the Canadian Administrative Agent, acting reasonably, shall determine to be necessary or appropriate to create, evidence, perfect, ensure the priority of and protect the Liens contemplated by this Section 4.2.

SECTION 4.3 ESTABLISHMENT OF US LOCKBOX. On or prior to the date hereof, the US Borrowers shall establish a US Lockbox to be operated by the US Lockbox Bank and within 90 days after the Closing Date the US Borrowers shall have entered into a Lockbox Agreement with the Administrative Agent and the US Lockbox Bank. At all times from and after the date hereof, each US Credit Party shall direct all account debtors with respect to such US Credit Party's accounts and all other Persons obligated to make payments of any type to any US Credit Party to direct such payments to the US Lockbox. All invoices issued by any US Credit Party after the date hereof shall contain a notation requiring the accounts evidenced by such invoice to be paid to the US Lockbox. Subject to Section 4.5, the US Lockbox Bank, for the benefit of the US Borrowers, shall have sole and exclusive access to the US Lockbox. All monies, checks and other drafts received in the US Lockbox shall be endorsed in accordance with the Lockbox Agreement and deposited by the US Lockbox Bank each Business Day in the US Blocked Account.

SECTION 4.4 ESTABLISHMENT OF CANADIAN LOCKBOX. Within 90 days after the Closing Date, the Canadian Borrowers shall enter into a Lockbox Agreement with the Canadian Administrative Agent and the Canadian Lockbox Bank pursuant to which each Canadian Credit Party shall establish a Canadian Lockbox to be operated by the Canadian Lockbox Bank. At all times from and after the effective date of the Canadian Lockbox Agreement (which effective date shall not be later than 90 days after the Closing Date) (the "CANADIAN LOCKBOX EFFECTIVE DATE"), each Canadian Credit Party shall direct all account debtors with respect to such Canadian Credit Party's accounts and all other Persons obligated to make payments of any type to any Canadian Credit Party to direct such payments to the Canadian Lockbox. All invoices issued by any Canadian Credit Party after the Canadian Lockbox Effective Date shall contain a notation requiring the accounts evidenced by such invoice to be paid to the Canadian Lockbox. Subject to Section 4.6, the Canadian Lockbox Bank, for the benefit of the US Borrowers, shall have sole and exclusive access to the Canadian Lockbox. All monies, checks and other drafts received in the Canadian Lockbox shall be endorsed in accordance with the Lockbox Agreement and deposited by Canadian Lockbox Bank each Business Day in the Canadian Blocked Account.

SECTION 4.5 ESTABLISHMENT OF US BLOCKED ACCOUNT; DOMINION AND CONTROL; OPERATION OF US BLOCKED ACCOUNT AND PASUG OPERATING ACCOUNT.

(a) So long as this Agreement is in effect, the US Borrowers acknowledge and agree that all funds received by any US Credit Party from any source, have been and shall continue to be deposited in the US Blocked Account not later than one Business Day following the date of receipt. Such deposit shall be made in the exact form received subject only to any necessary endorsements. The US Borrowers hereby acknowledge and agree (i) that each US Credit Party has granted a Lien on and pledged to Administrative Agent as additional collateral security for the US Lender Indebtedness, the US Blocked Account and all funds on deposit therein and "control" has been established with respect to such US Blocked Account as defined in Section 9-104 of the UCC, and (ii) no US Credit Party may unilaterally terminate the US Blocked Account.

(b) Except as otherwise provided in this Agreement, the US Borrowers shall have exclusive power and authority to withdraw funds from time to time on deposit in the US Blocked Account and to otherwise exercise dominion and control over the US Blocked Account and the funds on deposit therein. Upon the occurrence of a Block Event, then immediately upon written notice from the Administrative Agent (i) all power and authority of withdrawal of funds from the US Blocked Account of the US Borrowers or any other Credit Party shall cease and (ii) the US Blocked Account and all funds on deposit therein shall be subject to the absolute dominion and control of the Administrative Agent. Upon five
         (5) Business Days written notice by the US Operating Borrowers, dominion and control of the US Blocked Account and the power of withdrawal of funds on deposit therein shall revert to the US Borrowers if, at the time of such written notice, (i) Excess Availability is greater than $70,000,000 on such Business Day, and has been greater than $70,000,000 for a period of at least 90 consecutive days ending on such Business Day, (ii) the US Borrowers deliver projections satisfactory to the Administrative Agent, acting reasonably, demonstrating that Excess Availability shall continue to be at least $70,000,000 for the 3 consecutive month period commencing on such Business Day, and (iii) no other Default has occurred and is continuing on such Business Day.

(c) Each of the US Borrowers and the Administrative Agent agree that the US Blocked Account is a "deposit account" within the meaning of 9-102(a)(29) of the UCC and that for purposes of Section 9-304 of this UCC, the State of New York shall be the jurisdiction of the Administrative Agent. The parties hereby further agree that, notwithstanding anything to the contrary contained herein, each US Blocked Account shall be subject to "control" sufficient to enable the Administrative Agent to have a perfected, first priority Lien in such US Blocked Account, as and to the extent required by the UCC.

(d) At all times the US Borrowers shall ensure that the US Blocked Account and the PASUG Operating Account are operated in such a manner as to permit the Administrative Agent or any other Person from time to time to identify which deposits thereto and amounts on deposit therein are attributable to the applicable US Operating Borrower for its account and shall provide evidence of such attribution to the Administrative Agent promptly upon request.

SECTION 4.6 ESTABLISHMENT OF CANADIAN BLOCKED ACCOUNT; DOMINION AND CONTROL.

(a) So long as this Agreement is in effect, the Canadian Borrower acknowledges and agrees that all funds received by any Canadian Credit Party from any source (including without limitation items of payment and other amounts deposited in the Canadian Lockbox) have been and shall continue to be deposited in the Canadian Blocked Account not later than one Business Day following the date of receipt. The Canadian Borrower hereby acknowledges and agrees that (i) each Canadian Credit Party has granted a Lien on and pledged to Canadian Administrative Agent as additional collateral security for the Canadian Lender Indebtedness, in the Canadian Blocked Account and all funds on deposit therein, and (ii) no Canadian Credit Party may unilaterally terminate the Canadian Blocked Account.

(b) Except as otherwise provided in this Agreement, the Canadian Borrowers shall have exclusive power and authority to withdraw funds from time to time on deposit in the Canadian Blocked Account and to otherwise exercise dominion and control over the Canadian Blocked Account and the funds on deposit therein. Upon the occurrence of a Block Event, then
         (i) all power and authority of withdrawal of funds from the Canadian Blocked Account of the Canadian Borrowers or any other Credit Party shall cease and (ii) the Canadian Blocked Account and all funds on deposit therein shall be subject to the absolute dominion and control of the Canadian Administrative Agent. Upon five (5) Business Days written notice by the Canadian Borrowers, dominion and control of the Canadian Blocked Account and the power of withdrawal of funds on deposit therein shall revert to the Canadian Borrowers if, at the time of such written notice, (i) Excess Availability is greater than $70,000,000 on such Business Day, and has been greater than $70,000,000 for a period of at least 90 consecutive days ending on such Business Day, (ii) the Canadian Borrowers deliver projections satisfactory to the Canadian Administrative Agent, acting reasonably, demonstrating that Excess Availability shall continue to be at least $70,000,000 for the 3 consecutive month period commencing on such Business Day, and
         (iii) no other Default has occurred and is continuing on such Business Day.

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

                  In order to induce the Agents and the Lenders to enter into this Agreement, each Borrower hereby represents and warrants to each Agent and each Lender that each statement set forth in this Article 5 is true and correct on the date hereof (other than representations and warranties that, by their terms, refer to a specific date, in which case as of such specific date) and will be true and correct on the date each Borrowing and each Letter of Credit is requested hereunder and on the date each Borrowing is disbursed and each Letter of Credit is issued hereunder. Except to the extent expressly provided otherwise herein, to the extent such representations and warranties are made prior to the consummation of the 144A Transaction, such representations and warranties shall be deemed to be made as if the 144A Transaction had occurred immediately prior to giving effect thereto. Each such representation and warranty shall survive the execution and delivery of this Agreement and any Borrowing or issuance of any Letter of Credit hereunder and shall not be qualified or limited by any investigation undertaken by any Agent or any Lender or any actual or constructive knowledge any Agent or any Lender may have or be charged with indicating that any such representation or warranty is inaccurate or incomplete in any respect.

SECTION 5.1 CORPORATE EXISTENCE. Each Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdictions in which it is organized and is duly licensed or qualified to transact business and in good standing in all jurisdictions wherein the Property owned or the business transacted by it makes such qualification necessary, except where the failure to be so licensed or qualified could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.2 CORPORATE POWER AND AUTHORIZATION. Each Borrower is authorized and empowered to create and issue the Notes; each Credit Party is duly authorized and empowered to execute, deliver and perform the Financing Documents, including this Agreement, to which it is a party; and all corporate, partnership or other action on any Credit Party's part requisite for the due creation and issuance of the Notes and for the due execution, delivery and performance of the Financing Documents, including this Agreement, to which the Credit Parties (or any of them) are parties has been duly and effectively taken.

SECTION 5.3 BINDING OBLIGATIONS. This Agreement does, and the Notes and other Financing Documents to which any Credit Party is a party will, when issued and delivered under this Agreement, constitute legal, valid and binding obligations of each Credit Party that is a party thereto, and will be enforceable against such Credit Party in accordance with their respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the enforcement of creditors' rights and subject to the availability of equitable remedies).

SECTION 5.4 NO LEGAL BAR OR RESULTANT LIEN. The execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which the Credit Parties (or any of them) are parties do not violate or create a default under any provisions of the articles or certificate of incorporation, bylaws, partnership agreement or other organizational documents of any Credit Party, or any material contract, agreement, instrument or Governmental Requirement to which any Credit Party is subject, or result in the creation or imposition of any Lien upon any Properties of any Credit Party.

SECTION 5.5 NO CONSENT. Each Credit Party's execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which such Credit Party (or any of them) is a party, and the consummation of the Transactions contemplated herein do not require notice to or filing or registration with, or the authorization, consent or approval of or other action by any other Person, including, but not limited to, any Governmental Authority.

SECTION 5.6       FINANCIAL INFORMATION.

(a) FINANCIAL STATEMENTS. The Financial Statements and the Current Information were prepared in accordance with GAAP (subject, in the case of unaudited statements, to normal year-end adjustments and the absence of footnotes) and fairly present in all material respects the consolidated and consolidating financial condition and results of operations of the Company and its Subsidiaries as of the dates and for the periods reflected therein.

(b) PROJECTIONS. The Projections set forth the Company's good faith estimate as of the date hereof of the Company's and its Subsidiaries' consolidated and consolidating financial condition and results of operations as of the dates and for the periods covered thereby. The Projections were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by management of the Company to be reasonable at the time made and which the Company continues to believe are reasonable on the date hereof.

(c) NO MATERIAL ADVERSE EFFECT. Since December 31, 2002, there has been no event, condition or occurrence that has had or could reasonably be expected to have a Material Adverse Effect.

SECTION 5.7 LITIGATION. Except as set forth in Schedule 5.7, there is no action, suit, claim, grievance or proceeding, or any governmental investigation or any arbitration proceeding, in each case pending (including any unsatisfied settlement, judgment decree or order) or, to the knowledge of any Borrower, threatened against any Credit Party or any Property of any Credit Party before any court or arbitrator or any Governmental Authority, or pursuant to any collective bargaining agreement, which (a) challenges the validity of this Agreement, any Note, any Application, any Security Instrument or any of the other Financing Documents or (b) could reasonably be expected to have a Material Adverse Effect.

SECTION 5.8 USE OF PROCEEDS; DISTRIBUTION OF PROCEEDS. The Canadian Borrowers will use the proceeds of the Canadian Loans only to refinance certain existing indebtedness of the Canadian Borrowers, to support working capital requirements of the Canadian Borrowers and for other general corporate purposes. Subject to
Section 2.2(c) and 2.4(b), GUSAP will use all proceeds of all US Revolving Loans to acquire Equity of NSULC or to make a capital contribution to NSULC (each, a "NSULC EQUITY INJECTION"), following which (i) the proceeds of any NSULC Equity Injection shall be used by NSULC solely to acquire Equity of PASUG or to make a capital contribution to PASUG (each, a "PASUG EQUITY INJECTION") and (ii) the proceeds of any PASUG Equity Injection shall be used by PASUG solely to fund inter-company advances to the US Operating Borrowers, which inter-company advances shall be evidenced by promissory notes which have been pledged and delivered to the Administrative Agent pursuant to the Security Documents, and allocated amongst the US Operating Borrowers, as applicable, in the same amounts as were allocated by GUSAP on the applicable Borrowing Request prepared in accordance with Section 2.2(a). Each US Operating Borrower shall use the proceeds of such inter-company advances to support its own working capital requirements, for US Operating Borrower Advances to the extent permitted hereunder, and for other general corporate purposes of such US Operating Borrower. Subject to Section 2.2(c), PASUG will use all proceeds of all US Swingline Loans solely for Permitted Cash Applications to or for the benefit of the Applicable US Operating Borrowers, who in turn will use such proceeds solely for the purposes set out in the preceding sentence of this Section 5.8. In the event that Loans are made directly by the Lenders to any US Operating Borrower hereunder, such US Operating Borrower shall use the proceeds thereof solely to support its own working capital requirements, for US Operating Borrower Advances to the extent permitted hereunder, and for other general corporate purposes of such US Operating Borrower. The Letters of Credit will be used only for the purposes provided in Section 2.3.

SECTION 5.9       US EMPLOYEE BENEFITS.

(a) Each US Credit Party and each ERISA Affiliate have complied in all material respects with all applicable laws regarding each Plan. Each Plan is, and has been, maintained and administered in substantial compliance with its terms, applicable collective bargaining agreements, and all applicable laws. No act, omission or transaction has occurred which could result in an imposition on any US Credit Party or any ERISA Affiliate (whether directly or indirectly) of (A) either a civil penalty assessed pursuant to Subsections (c), (i) or (l) of Section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (B) breach of fiduciary duty liability damages under Section 409 of ERISA which, in any case, could reasonably be expected to have a Material Adverse Effect.

(b) There exists no outstanding material liability of any US Credit Party or any ERISA Affiliate with respect to any Plan that has been terminated. No material liability to the PBGC (other than for the payment of current premiums which are not past due) by any US Credit Party or any ERISA Affiliate has been or is expected by any US Credit Party or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Termination Event with respect to any Plan has occurred or could reasonably be expected to occur.

(c) Except as set forth on Schedule 5.9, full payment when due has been made of all amounts which any US Credit Party or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any non-payment involving an amount that is not material), and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan.

(d) No Lien as described in Section 412(n) of the Code exists with respect to any Plan and there has been no failure to make a required contribution to any Plan which would result in the imposition of a Lien as described in Section 412(n) of the Code to exist.

(e) On the Closing Date, neither any US Credit Party nor any ERISA Affiliate sponsors, maintains or contributes to any "multiemployer plan" (as defined in Section 3(37) or 4001(a)(3) of ERISA) nor has incurred or expects to incur any material liability under Sections 4201 or 4243 of ERISA with respect to any multiemployer plan.

(f) Neither any US Credit Party nor any ERISA Affiliate is required to provide security to a Plan pursuant to Section 401(a)(29) of the Code.

SECTION 5.10      CANADIAN EMPLOYEE BENEFITS.

(a) Except as could not reasonably be expected to have a Material Adverse Effect, each Canadian Credit Party has complied in all material respects with all applicable laws regarding each Plan (including, where applicable, the Income Tax Act (Canada)); and each Plan is, and has been, maintained and administered in substantial compliance with its terms, applicable collective bargaining agreements, and all applicable laws (including, where applicable, the Income Tax Act (Canada)).

(b) There exists no material outstanding liability of any Canadian Credit Party with respect to any Plan that has been terminated.

(c) Full payment when due has been made of all amounts which any Canadian Credit Party is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and except with respect to the Plans set out on Schedule 5.10, no funding deficiency, whether or not waived, resulting from the action or inaction of any Canadian Credit Party exists with respect to any Plan which is a registered pension plan.

(d) Each Plan relating to a Canadian Credit Party is funded, on a going concern basis, in accordance with its terms, all regulatory and administrative requirements and applicable law, except to the extent any failure to do so could not reasonably be expected to have a Material Adverse Effect. Any assessments owed to the Pension Benefits Guarantee Fund established under the Pension Benefits Act (Ontario), or other assessments or payments required under similar legislation in any other jurisdiction, have been paid when due.

SECTION 5.11 TAXES; GOVERNMENTAL CHARGES. Each Credit Party has filed all tax returns and reports required by law to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon any of them or upon any of their respective Properties or income which are due and payable, including interest and penalties, except to the extent being diligently contested in good faith by appropriate proceedings and with respect to which such Credit Party has provided adequate reserves for the payment thereof if required in accordance with GAAP.

SECTION 5.12 TITLES, ETC. The Properties of each Credit Party are free and clear of all Liens except Permitted Liens.

SECTION 5.13 DEFAULTS. On the Closing Date, no Credit Party is in default nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default under any material loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Indebtedness of any Credit Party, or under any material agreement or instrument to which any Credit Party is a party or by which any Credit Party is bound. No Default hereunder has occurred and is continuing.

SECTION 5.14 CASUALTIES; TAKING OF PROPERTIES. Neither the business nor the Properties of any Credit Party has been affected in a manner that has or could reasonably be expected to have a Material Adverse Effect as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

SECTION 5.15 COMPLIANCE WITH THE LAW. Except as set forth in Schedule 5.15, no Credit Party:

(a)      is in violation of any Governmental Requirement; or

(b) has failed to obtain any license, permit, right-of-way, franchise or other right or governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective business;

which violation or failure could, individually or in the aggregate, reasonably be expected to have (in the event that such a violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

SECTION 5.16 NO MATERIAL MISSTATEMENTS. This Agreement (including the Schedules hereto) does not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained herein not misleading; provided, that, except as provided in Section 5.6(b), no representation or warranty is made with respect to the Projections.

SECTION 5.17 INVESTMENT COMPANY ACT. No Credit Party is an "investment company" or a company "controlled" by an "investment company," as those terms are defined in the Investment Company Act of 1940, and no Credit Party is registered or required to be registered under the Investment Company Act of 1940. The execution and delivery by the Credit Parties of this Agreement and the other Financing Documents to which they respectively are parties and their respective performance of the obligations provided for therein, will not result in a violation of the Investment Company Act of 1940.

SECTION 5.18 MARGIN STOCK; PUBLIC UTILITY HOLDING COMPANY ACT. No Credit Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying Margin Stock (within the meaning of Regulation T, U or X) and no part of the proceeds of any Loan hereunder will be used to purchase or carry any Margin Stock in violation of Regulation T, U or X. No Credit Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

SECTION 5.19 CAPITAL STRUCTURE. Schedule 5.19 hereto accurately reflects, as of the date hereof, (a) the jurisdiction of incorporation or organization of each Credit Party, (b) each jurisdiction in which each Credit Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, (c) the authorized, issued and outstanding Equity of each Credit Party, including the names of (and number of shares or other Equity interest held by) the record and beneficial owners of such securities (other than with respect to the Company). As of the date hereof, except as set forth in
Schedule 5.19 hereto, there are no outstanding shareholder agreements, voting agreements or other agreements of any nature which in any way restrict or effect the transfer, pledge or voting of any of the Equity securities of any Credit Party or subject any of such securities to any put, call, redemption obligation or similar right or obligation of any nature.

SECTION 5.20 INSURANCE. All policies of fire, liability, workmen's compensation, casualty, flood, business interruption and other forms of insurance owned or held by each Credit Party are sufficient for compliance with all requirements of law and of all material agreements to which each Credit Party is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage which is, to the knowledge of the Borrowers, in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Credit Parties; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. All such policies are in full force and effect, all premiums with respect thereto have been paid in accordance with their respective terms, and if a notice of cancellation or termination has been received with respect to any such policy, the applicable Credit Parties are using reasonable best efforts to replace the relevant insurance and have no reason to believe that such insurance will not be replaced. Except as provided on Schedule 5.20 hereto, no Credit Party maintains any formalized self-insurance program with respect to its material assets or operations or risks with respect thereto. The certificate of insurance delivered to the Lenders pursuant to
Section 3.1(l) contains an accurate and complete description of all material policies of insurance owned or held by each Credit Party on the Closing Date.

SECTION 5.21      ENVIRONMENTAL MATTERS.

(a) ENVIRONMENTAL LAWS, ETC. Except as disclosed in Schedule 5.21 hereto, neither any Property of any Credit Party nor the operations conducted thereon violate any applicable order of any court or Governmental Authority or Environmental Laws, which violation could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

(b) NO LITIGATION. Except as disclosed in Schedule 5.21 hereto, no Property of any Credit Party nor the operations currently conducted thereon are subject to any existing, pending or, to the knowledge of the Company and each Borrower, threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws, which action, suit, investigation, inquiry or proceeding could reasonably be expected to have a Material Adverse Effect.

(c) NOTICES, PERMITS, ETC. Except as disclosed in Schedule 5.21 hereto, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by any Credit Party in connection with the operation or use of any and all Property of the Credit Parties, including but not limited to past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed except for those notices, permits, licenses or authorizations the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such operations or use.

(d) HAZARDOUS SUBSTANCES CARRIERS. Except as disclosed in Schedule 5.21 hereto, to the knowledge of the Borrowers, all hazardous substances or solid waste generated at any and all Property of any Credit Party have in the past been transported, treated and disposed of only by carriers maintaining valid permits under applicable Environmental Laws, and only at treatment, storage and disposal facilities maintaining valid permits under applicable Environmental Laws, which carriers and facilities have been and are operating in material compliance with such permits.

(e) HAZARDOUS SUBSTANCES DISPOSAL. Except as disclosed in Schedule 5.21 hereto, each Credit Party has taken all reasonable steps necessary to determine and has determined that no hazardous substances or solid waste has been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of any Credit Party except in material compliance with Environmental Laws or where such disposal, release or threatened release could not reasonably be expected to have a Material Adverse Effect.

(f) NO CONTINGENT LIABILITY. Except as disclosed in Schedule 5.21, the Credit Parties have no contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment, other than such contingent liabilities at any one time and from time to time which could not reasonably be expected to exceed $5,000,000 in excess of the insurance coverage maintained by the Credit Parties in respect of such risks.

SECTION 5.22 SOLVENCY. Each Credit Party is Solvent, both before and after giving affect to the transactions contemplated by this Agreement and the incurrence of all Lender Indebtedness to be incurred in connection therewith.

SECTION 5.23 EMPLOYEE MATTERS. There are no strikes, slowdowns, work stoppages, union organizing campaigns or representation petitions, unfair labor practices or labor disputes pending or, to the best knowledge of the Borrowers, threatened against any Credit Party, or their respective employees, which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

SECTION 5.24 REAL PROPERTY. Schedule 5.24 hereto accurately reflects, as of the date hereof, all Real Property in which any Credit Party holds any right, title or interest, including any leasehold interest. Schedule 5.24 further accurately reflects, in respect of each parcel of Real Property described thereon, the name of the Credit Party which is the owner and holder of record title or leasehold interest thereto, the nature of the interest of the Credit Parties therein (fee, leasehold or other), and, in the case of any leasehold interest of Real Property where any Collateral is or may be located, the monthly rent and the name of the landlord under such lease.

SECTION 5.25 PERFECTION CERTIFICATE; SCHEDULES TO OTHER FINANCING DOCUMENTS. All information in each Perfection Certificate and all information set forth in all disclosure schedules to each of the other Financing Documents is true, correct and complete.

SECTION 5.26 EXISTING INDEBTEDNESS. Schedule 5.26 hereto contains an accurate and complete list of all Existing Indebtedness of the Credit Parties on the Closing Date after giving effect to the repayment of any such Indebtedness to be repaid on the Closing Date, and including, with respect to each such item of Existing Indebtedness which will remain outstanding after the Closing Date: (a) the current lender or holder of such Indebtedness, (b) the principal amount of such Indebtedness on the Closing Date, (c) identifying the material loan agreements, promissory notes and other documents evidencing, governing or otherwise pertaining to such Indebtedness, and (d) a summary description of all property which stands as security for such Indebtedness.

SECTION 5.27 144A TRANSACTION DOCUMENTS. The Borrowers have provided to the Administrative Agent a true and correct copy of the 144A Indenture, the offering memorandum related to the 144A Transaction and all other material documents, instruments and agreements entered into by any Credit Party related to the 144A Transaction, including all amendments and modifications thereto (whether characterized as an amendment, modification, waiver, consent or similar document) (collectively, the "144A DOCUMENTS"). No material rights or obligations of any Credit Party which is a party to any of the 144A Documents have been waived and no Credit Party which is a party to any of the 144A Documents is in default of its obligations thereunder. Each of the 144A Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the enforcement of creditors' rights and subject to the availability of equitable remedies. Each representation and warranty made by Credit Party which is a party to 144A Documents is true and correct in all material respects on the date hereof and will be true and correct in all material respects on the Closing Date. None of the 144A Documents has been amended, restated, supplemented or otherwise modified since the Closing Date, without the prior written consent of all Lenders other than as permitted by Section 7.22.

SECTION 5.28 MATERIAL CONTRACTS. No Credit Party is in default under or in breach of any term or condition of any material contract, nor is any Credit Party aware of any default under or breach of any term or condition of any material contract by any other party thereto, in either case where the default could reasonably be expected to have a Material Adverse Effect.

SECTION 5.29 [INTENTIONALLY DELETED.]

SECTION 5.30 ACCOUNTS. Other than the accounts specifically permitted by Section
7.18 hereof, none of the Borrowers maintains any account with any bank or other depository institution into which any cash or cash equivalents are deposited or cash or cash equivalents or maintained.

SECTION 5.31 TAX SHELTER REGISTRATION. The Borrowers do not believe any of the transactions contemplated by the Financing Documents constitute a transaction subject to United States Treasury Regulation Sections 1.6011-4, 301.6111-1T, 301.6111-2, or 301.6112-1. In the event any Borrower becomes aware of any fact(s) that would result in such Borrower taking a position inconsistent with such belief, it will promptly notify the Administrative Agent thereof. If any Borrower so notifies the Administrative Agent, the Borrowers acknowledge that one or more of the Lenders may be required to treat its Loans as part of a transaction that is subject to United States Treasury Regulation Section 301.6112-1.

SECTION 5.32 Representations With Respect to Certain Credit Parties.

(a) GUSAP's sole business is as set forth in Section 6.11(a). GUSAP does not own, lease, license or otherwise have the right to use any other Property, other than as expressly permitted under Section 6.11(a). GUSAP has no liabilities or obligations to any Person other than as expressly permitted under Section 6.11(a). GUSAP has no employees. Immediately after the funding of the initial Loans hereunder, GUSAP has equity of at least $40 million. GUSAP has sufficient cash available to it to pay its expenses and obligations as they come due.

(b) NSULC's sole business is as set forth in Section 6.11(b). NSULC does not own, lease, license or otherwise have the right to use any other Property, other than as expressly permitted under Section 6.11(b). NSULC has no liabilities or obligations to any Person other than as expressly permitted under Section 6.11(b). NSULC has no employees. Immediately after the funding of the initial Loans hereunder, NSULC has equity of at least $400 million. NSULC has sufficient cash available to it to pay its expenses and obligations as they come due.

(c) PASUG's sole business is as set forth in Section 6.11(c). PASUG does not own, lease, license or otherwise have the right to use any other Property, other than as expressly permitted under Section 6.11(c). PASUG has no liabilities or obligations to any Person other than as expressly permitted under Section 6.11(c). PASUG has no employees. Immediately after the funding of the initial Loans hereunder, PASUG has equity of at least $400 million. PASUG has sufficient cash available to it to pay its expenses and obligations as they come due.

                                   ARTICLE 6
                              AFFIRMATIVE COVENANTS

                  So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, each Borrower will at all times comply with the following covenants.

SECTION 6.1 MAINTENANCE AND COMPLIANCE, ETC. Each Borrower will and will cause each other Credit Party to (a) observe and comply in all material respects with all Governmental Requirements and with all of its material contractual obligations, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (b) except as permitted by Section 7.4, preserve and maintain its corporate existence, and (c) obtain, preserve, renew and keep in full force and effect any and all rights, licenses, permits, privileges and franchises material to the conduct of its business, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 6.2 PAYMENT OF TAXES AND CLAIMS, ETC. Each Borrower will pay, and cause each other Credit Party to pay, (a) all material taxes, assessments and governmental charges imposed upon it or upon its Property, and (b) all material claims (including, but not limited to, claims for labor, materials, supplies or services) which could reasonably be expected, if unpaid, to become a Lien upon its Property, unless, in each case, such Lien is a Permitted Lien or the validity or amount thereof is being contested in good faith by appropriate action or proceedings and if the Borrowers have made adequate reserves for the payment thereof if required in accordance with GAAP.

SECTION 6.3 FURTHER ASSURANCES. Each Borrower will and will cause each other Credit Party to promptly cure upon the reasonable request by the Administrative Agent any defects in the creation and issuance of the Notes, or in the execution and delivery of the Financing Documents. Each Borrower at its expense will, as promptly as practical, execute and deliver to the Administrative Agent or the applicable Issuing Bank upon the reasonable request all such other and further documents, agreements and instruments (or cause any of the other Credit Parties to take such action) in order to carry out to the Administrative Agent's reasonable satisfaction the transactions contemplated by the Financing Documents, including this Agreement, or to further evidence and more fully describe the Collateral, or to correct any omissions in the Financing Documents, or more fully to state the security obligations set out herein or in any of the Financing Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Financing Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

SECTION 6.4 [INTENTIONALLY DELETED.]

SECTION 6.5 INSURANCE. Except as provided in Schedule 6.5, each Borrower will and will cause each of the other Credit Parties to maintain or cause to be maintained, with insurers believed by the Borrowers in good faith to be financially sound and reputable insurers having a rating of at least A or better by Best Rating Guide, insurance with respect to their respective Properties and business against such liabilities, casualties, risks and contingencies and in such types (including business interruption insurance, marine insurance, and flood insurance) and amounts as the Administrative Agent may reasonably require or as may be required in accordance with any Governmental Requirement. Each Borrower will obtain endorsements to the policies naming the Administrative Agent or the Canadian Administrative Agent, as applicable, as a loss payee as their interests may appear, and containing provisions that such policies will not be canceled without 30 days prior written notice having been given by the insurance company to the Administrative Agent or the Canadian Administrative Agent, as applicable.

SECTION 6.6 ACCOUNTS AND RECORDS. Each Borrower will keep and will cause each of the other Credit Parties to keep proper books of record and account in accordance with GAAP.

SECTION 6.7 RIGHT OF INSPECTION. In addition to any other inspection or audit rights of the Administrative Agent, the Canadian Administrative Agent or any Lender hereunder, each Borrower will permit and will cause each of the other Credit Parties to permit any officer, employee or agent of the Administrative Agent, the Canadian Administrative Agent or any Lender to visit and inspect any of the Properties of the Credit Parties, examine any Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Credit Parties with any Credit Party's executive officers, accountants and auditors, as often and all at such reasonable times during normal business hours and upon reasonable advance notice by the Administrative Agent or the Canadian Administrative Agent, all as may be reasonably requested by the Administrative Agent or the Required Lenders; provided, that (a) such inspection rights shall not be limited or conditioned by reasonable prior notice or reasonable times during the existence of a Default or Event of Default, (b) until June 30, 2004, the frequency of any such visitations or inspections by the Administrative Agent or the Canadian Administrative Agent shall be unlimited, and (c) after June 30, 2004, the Administrative Agent and the Canadian Administrative Agent shall be limited to 2 such visitations and inspections in each Fiscal Year unless a Default or an Event of Default shall have occurred and be continuing. Without limiting the foregoing, the Borrowers agree to hold a meeting with all Lenders at least once a year to discuss the business and affairs of the Borrowers.

SECTION 6.8 [INTENTIONALLY DELETED.]

SECTION 6.9 COLLATERAL REPORTS. During each Fiscal Year, as of a date or dates to be designated by the Administrative Agent, the Borrowers will, at the cost of the Borrowers, provide such assistance as the Administrative Agent and the Canadian Administrative Agent may reasonably request in connection with the preparation by the Administrative Agent and the Canadian Administrative Agent of up to two (2) reports (each, a "COLLATERAL REPORT") of a collateral field examiner (the cost of which shall be for the account of the Borrowers) selected by the Administrative Agent in writing (which may be the Administrative Agent or an affiliate thereof) with respect to the Eligible Accounts and Eligible Inventory components for each of the Borrowers included in the US Borrowing Base and the Canadian Borrowing Base and such other matters regarding the Credit Parties or the Collateral as the Administrative Agent or the Canadian Administrative Agent shall reasonably require; provided, that (a) for so long as Excess Availability is below $50,000,000, the Administrative Agent shall be entitled to receive at the cost of the Borrowers any number of Collateral Reports as the Administrative Agent determines in its discretion, (b) the Administrative Agent shall also be entitled, in its discretion, to receive, at no cost to the Borrowers, Collateral Reports in addition to those set out above,
(c) any Collateral Report provided in connection with a Permitted Acquisition shall be in addition to the Collateral Reports required to be provided pursuant to this Section 6.9, and (d) in the first Fiscal Year following the Closing Date, the first Collateral Report shall be done not later than 90 days following the Closing Date, and the Administrative Agent may, but need not, require up to two (2) further Collateral Reports.

SECTION 6.10 REPORTING COVENANTS. The Company and the Borrowers will furnish the following to each of the Lenders:

(a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 120 days after the end of each Fiscal Year, consolidating and consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidating and consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and accompanied by the unqualified report thereon of independent public accountants of recognized national standing, which report shall state that such consolidated financial statements present fairly in all material respects the consolidated financial condition as at the end of such Fiscal Year, and the consolidated results of operations and cash flows for such Fiscal Year, of the Company and its Subsidiaries in accordance with GAAP, applied on a consistent basis; provided that (i) the consolidating balance sheets and consolidating statements of income, retained earnings and cash flow of the Company and its Subsidiaries are not required to be audited, (ii) the consolidating balance sheets and consolidating statements of income, retained earnings and cash flow shall be prepared for each Borrower and for NSULC (individually), for those Credit Parties other than the Borrowers and NSULC (as a group), and for those Subsidiaries which are not Credit Parties (as a group), and (iii) the comparative figures for the financial statements for the Fiscal Year ending December 31, 2003 may include figures determined in accordance with Canadian generally accepted accounting principles.

(b) MONTHLY FINANCIAL STATEMENTS. As soon as available and in any event within 30 days after the end of each calendar month of the Company, unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as at the end of such month and the related unaudited consolidating and consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such calendar month and for the portion of the Company's Fiscal Year ended at the end of such month, setting forth in each case in comparative form the figures for the corresponding month and the corresponding portion of the Company's previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer that such financial statements present fairly in all material respects the consolidated financial condition as at the end of such calendar month, and the consolidating and consolidated results of operations and cash flows for such calendar month and such portion of the Company's Fiscal Year, of the Company and its Subsidiaries in accordance with GAAP (subject to normal, year-end adjustments and the absence of footnotes); provided that (i) the consolidating balance sheets and consolidating statements of income, retained earnings and cash flow shall be prepared for each Borrower and for NSULC (individually), for those Credit Parties other than the Borrowers and NSULC (as a group), and for those Subsidiaries which are not Credit Parties (as a group), and (ii) the comparative figures for the financial statements for each

         Fiscal Quarter ending on or before December 31, 2003 may include figures determined in accordance with Canadian generally accepted accounting principles.

(c) MANAGEMENT DISCUSSION AND ANALYSIS Together with the financial statements required pursuant to Section 6.10(a), a management discussion and analysis of the financial performance of the Company and its Subsidiaries for the periods covered thereby, in reasonable detail. In addition, the Company shall provide to the Administrative Agent, for distribution to the Lenders, a management discussion and analysis of the financial performance of the Company and its Subsidiaries on a quarterly basis, at the same time as such management discussion and analysis is disclosed publicly to the shareholders of the Company.

(d) NO DEFAULT/COMPLIANCE CERTIFICATE. Together with the financial statements required pursuant to Section 6.10(a) and Section 6.10(b) above, a certificate of the Company, which shall be substantially in the form of Exhibit J hereto and signed by a Responsible Officer: (1) stating that a review of such financial statements during the period covered thereby and of the activities of the Company and its Subsidiaries has been made under such Responsible Officer's supervision with a view to determining whether the Company and its Subsidiaries have fulfilled in all material respects all of their obligations under this Agreement, the other Financing Documents, and the Notes; (2) stating that no Default exists and that the Company and its Subsidiaries have fulfilled in all respects their obligations under such instruments, or if there shall be a Default or Event of Default, specifying the nature and status thereof and the Company's proposed response thereto; (3) demonstrating in reasonable detail compliance (including, but not limited to, showing all material calculations) as at the end of such Fiscal Year or such month with Section 6.12, Section 7.2(g) and 7.3(f); (4) containing or accompanied by such financial or other details, information and material as the Administrative Agent may reasonably request to evidence such compliance; (5) certifying that the Company and its Subsidiaries have complied with the minimum funding requirements with respect to each Plan maintained by the Company and/or its Subsidiaries, or to which the Company or any of its Subsidiaries is a member, and that the Company and its Subsidiaries have complied in all respects with Section 7.9 of this Agreement; and (6) stating that no event has occurred or condition exists that has had or reasonably could be expected to have a Material Adverse Effect. At the same time, the Company shall deliver (I) a Perfection Certificate Update prepared as of the close of business on the last Business Day of the preceding calendar month, (II) an accounts receivable aging, payables aging and inventory aging prepared as of the close of business on the last Business Day of the preceding calendar month, a monthly accounts receivable aging and reconciliation, an accounts payable reconciliation, and sales reports and inventory designations, in each case satisfactory to the Administrative Agent, and such other information related thereto requested by the Administrative Agent,
         (III) a certificate of the Company signed by a Responsible Officer stating that the Credit Parties have been in compliance with Section 7.2(h) and Section 7.2(i) at all times during the preceding calendar month and setting out the US Operating Borrower Net Advance Amount for each Credit Party and the aggregate US Operating Borrower Net Advance Amount for all Credit Parties, in each case as of the last day of


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         the preceding calendar month, and (IV) a summary of all Swap Agreements to which any Borrower is subject as of the last Business Day of the preceding calendar month, in form, substance and detail acceptable to the Administrative Agent.

(e) TITLE INFORMATION. Promptly after a request by the Administrative Agent, additional title information in form and substance acceptable to the Required Lenders as is reasonably requested and reasonably necessary covering the Collateral so that the Lenders shall have received, together with the title information previously received by the Lenders, satisfactory title information covering all of the Collateral.

(f) EVENTS OR CIRCUMSTANCES WITH RESPECT TO COLLATERAL. Promptly after the occurrence of any event or circumstance concerning or changing any of the Collateral that could reasonably be expected to have a Material Adverse Effect, notice of such event or circumstance in reasonable detail.

(g) BORROWING BASE REPORTS. As soon as available, and in any event on or before the 20th day of each calendar month (or the next succeeding Business Day if such day is not a Business Day): (1) a Canadian Borrowing Base Report and a US Borrowing Base Report, reflecting the US Borrowing Base for each US Operating Borrower, and US Maximum Available Amount (on a combined basis for all US Borrowers, and individually for each US Borrower) and the Canadian Borrowing Base and Canadian Maximum Available Amount as of the close of business on the last Business Day of the preceding calendar month; provided, however, at any time that Excess Availability shall be below $70,000,000, the Administrative Agent, in its discretion, may require the delivery of US Borrowing Base Reports, the Canadian Borrowing Base Reports and other reports more frequently than monthly (including daily), in which event the US Borrowing Base and Canadian Borrowing Base (as applicable) would be adjusted immediately upon delivery (subject to the right of the Administrative Agent and the Canadian Administrative Agent to review such reports and confirm that they have been prepared in accordance with the terms of this Agreement) of such reports based on the information reflected in such reports; and (2) a certificate of the Company signed by a Responsible Officer setting out the aggregate mark to market exposure, as at the end of the preceding month, under all Swap Agreements entered into by the Credit Parties.

(h) NOTICE OF CERTAIN EVENTS. Promptly after any Borrower learns of the receipt or occurrence of any of the following, a certificate of the Borrowers, signed by a Responsible Officer specifying (1) any official written notice of any material violation, possible violation, non-compliance or possible non-compliance, or claim made by any Governmental Authority pertaining to all or any part of the Properties of any Credit Party; (2) any event which constitutes a Default or Event of Default, together with a statement specifying the nature thereof and the steps being taken to cure such Default or Event of Default; (3) the creation, dissolution, merger or acquisition of any Credit Party; (4) any event or condition not previously disclosed to the Administrative Agent, which violates any Environmental Law and which could reasonably be expected to have a Material Adverse Effect; (5) any release or threatened release of any hazardous substance or solid waste into the environment where any contingent liabilities associated with such release or threatened could reasonably be expected to exceed $1,000,000; (6) any material amendment to, termination of, or material default under any material contract or any execution of, or material amendment to, termination of, or material default under, any material collective bargaining agreement; (7) any change which would result in any of Schedules 5.9, 5.10, 5.15, 5.19, 5.20, 5.21 and 5.24 no longer being correct in any material respect, or (8) any event or condition which may reasonably be expected to have a Material Adverse Effect.

(i) SHAREHOLDER COMMUNICATIONS, FILINGS. Promptly upon the mailing, filing, or making thereof, copies of all registration statements, periodic reports and other documents (excluding the related exhibits except to the extent expressly requested by the Administrative Agent) required to be filed by any Credit Party with the Securities and Exchange Commission (or any successor thereto) or any securities exchange or Canadian provincial securities commission.

(j) LITIGATION. Promptly after the occurrence thereof, notice of the institution of or any material adverse development in any material action, suit, claim or proceeding or any governmental investigation or any arbitration, before any arbitrator or any Governmental Authority, in which the amount involved is $3,000,000 or more, or which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(k) ERISA. Promptly after (1) any Credit Party obtaining knowledge of the occurrence thereof, notice that an ERISA Termination Event has occurred, a "prohibited transaction," as such term is defined in
         Section 406 of ERISA or Section 4975 of the Code (for which there is no exemption) with respect to any Plan has occurred that could reasonably be expected to have a Material Adverse Effect, or the assertion of a material claim (other than a routine claim for benefits) against a Plan or against any Credit Party or any ERISA Affiliate with respect to a Plan has occurred, which such notice shall specify the nature thereof, the Borrowers' proposed response thereto (and, if applicable, the proposed response thereto of any Subsidiary of the Borrowers and of any ERISA Affiliate) and, where known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (2) any Credit Party's obtaining knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan, (3) any Credit Party's obtaining knowledge thereof, notice of the imposition of a lien pursuant to Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Plan, and (4) the filing thereof with any Governmental Authority copies of each annual and other report (including applicable schedules) with respect to each Plan or any trust created thereunder (if requested by the Administrative Agent).

(l) ANNUAL BUDGET. As soon as available and in any event not later than 30 days after the end of each Fiscal Year, a budget of the Credit Parties on a consolidating and consolidated basis for the next Fiscal Year (prepared on a monthly basis), together with written confirmation, not later than 45 days after the end of each Fiscal Year, that such budget has been reviewed and approved by the Board of Directors of the Company. If any changes to such budget were made as part of the Board of Director approval process, a summary of such changes shall be provided to the Administrative Agent with the approval confirmation. Each such budget shall set forth in reasonable detail, the projected revenues and expenses of the Company for such next Fiscal Years, as well as projected Availability and Borrowing Base information, as well as projected balance sheets and cash flow statements. In addition, as soon as available and in any event not later than 30 days after the end of each Fiscal Year, the Company shall provide to the Administrative Agent a set of consolidated projections for the next five years.

(m) INVENTORY APPRAISALS. If a Block Event exists, the Administrative Agent may require, at the cost of the Borrowers, and as frequently as the Administrative Agent determines, appraisals of the Borrowers' inventory in scope and detail and prepared by an independent appraisal firm selected by the Administrative Agent. The Administrative Agent may also require, at its own cost, and as frequently as the Administrative Agent determines, additional appraisals of the Borrowers' inventory in scope and detail and prepared by an independent appraisal firm selected by the Administrative Agent. The Borrowers and other Credit Parties will cooperate with the Administrative Agent and the appraiser in the conduct of any such appraisal.

(n) OTHER INFORMATION. With reasonable promptness, such other information about the business and affairs and financial condition of any Credit Party as the Administrative Agent may reasonably request from time to time, including, without limitation, monthly accounts receivable aging and reconciliation, accounts payable aging and reconciliation, sales reports and inventory designations.

SECTION 6.11 FINANCING ENTITIES.

(a) GUSAP's business shall be restricted solely to operating a group financing business to provide financing to the Company, the other Credit Parties and certain of their Affiliates, to borrowing under the 144A Transaction and under this Agreement, to making Investments (otherwise permitted herein), and to making Investments in NSULC, together with such ancillary activities which are necessary or desirable to operate such business. GUSAP shall not own, lease, license or otherwise have the right to use any Property, other than (1) Investments in NSULC, (2) the GUSAP Payment Account, the other deposit accounts listed as being owned by GUSAP on Schedule 7.18, and such other deposit accounts as the Agents shall have consented to in writing, (3) Investments permitted by clauses (b), (c), (d), (e) (f) and (h) of Section 7.6 having an aggregate value at any one time together with Investments by PASUG pursuant to 6.11(c)(1)(ii) not in excess of $10,000,000, (4) funds held by GUSAP and raised by equity, from the Lenders or from the holders of the 144A Notes, in each case promptly invested in NSULC, and (5) other funds to the extent necessary to pay expenses that relate solely to the 144A Notes or this Agreement or to maintaining the existence of the Company (including its reasonable share of legal, accounting and administrative expenses relating thereto). GUSAP shall not incur or suffer to exist any liabilities or obligations to any Person, other than to the Lenders in respect of the Loans, to the holders of the 144A Notes in respect of amounts owing thereunder, Indebtedness owing to other Credit Parties as set forth on Schedule 5.26 hereof, liabilities for Taxes, and liabilities for its share of fees and expenses that directly relate to its Investment in NSULC and its borrowing under the 144A Notes and hereunder (including its reasonable share of legal, accounting and administrative expenses relating thereto). GUSAP shall have no employees. GUSAP shall remain Solvent at all times during the term of this Agreement, and shall maintain sufficient cash to pay its expenses and obligations as they come due. GUSAP shall not incur or permit to exist any Liens on any of its Properties, other than Liens permitted under Section 7.3(a), (b), (c) or (l). Upon receipt by GUSAP of any Equity Distribution from NSULC in the GUSAP Payment Account, GUSAP agrees that it shall repay amounts owing in respect of US Revolving Credit Loans to the Administrative Agent and the Lenders by transferring the amount of such Equity Distributions so received in the GUSAP Payment Account to the Administrative Agent. GUSAP hereby agrees that it shall use its reasonable best efforts to ensure that all payments made by GUSAP in respect of the Revolving Credit Loans shall be made with funds that originated as Equity Distributions by PASUG to NSULC as contemplated in clause (d) below.

(b) NSULC's business shall be restricted solely to being a holding company, raising equity capital from GUSAP, making Investments (otherwise permitted herein) in PASUG, and making Investments in the equity of Gerdau USA Inc. (or any successor thereof) existing on the date hereof and disclosed on Schedule 5.19 or after giving effect to any step of the Permitted Reorganization, together with such ancillary activities which are necessary or desirable to operate such business. NSULC shall not own, lease, license or otherwise have the right to use any Property, other than (1) Investments in PASUG, (2) Investments in Gerdau USA Inc. existing on the date hereof or acquired and held after giving effect to any step of the Permitted Reorganization, (2) the NSULC Payment Account, the other deposit accounts listed as being owned by NSULC on Schedule 7.18, and such other deposit accounts as the Agents shall have consented to in writing, (4) funds held by NSULC and promptly invested in PASUG, and (5) other funds in an amount not to exceed $250,000 at any time to the extent necessary to pay expenses that relate solely to its business activity or maintaining its existence (including its reasonable share of legal, accounting and administrative expenses relating thereto), which shall not exceed $250,000 in any Fiscal Year. NSULC shall have no liabilities or obligations to any Person, other than guarantee liabilities in respect of the Loans and amounts owing under the 144A Notes, liabilities owing to other Credit Parties for its share of fees and expenses that directly relate to its Investment in PASUG (including its reasonable share of legal, accounting and administrative expenses relating thereto) and liabilities for Taxes. NSULC shall have no employees. NSULC shall remain Solvent at all times during the term of this Agreement, and shall maintain sufficient cash to pay its expenses and obligations as they come due. NSULC shall not incur or permit to exist any Liens on any of its Properties, other than Liens permitted under
         Section 7.3(a), (b), (c) or (l).

(c) PASUG's business shall be restricted solely to operating a group financing business to provide financing to the Company and the other Credit Parties and to act as a payment and collection agent for the Company and the Credit Parties. PASUG shall not own, lease, license or otherwise have the right to use any Property, other than (1) (i) Investments constituting loans and advances by PASUG to the Company and other

         Credit Parties (including loans and advances arising out of payments to third parties in accordance with the terms hereof, for which the Company or the other applicable Credit Party will be liable to reimburse PASUG as repayment of such loans and advances), to the extent permitted hereunder, and (ii) Investments permitted by clauses (b),(c),
         (d), (e), (f), and (h) of Section 7.6 having an aggregate value at any one time not in excess of $10,000,000 together with Investments by GUSAP pursuant to Section 6.11(a)(3), (2) the PASUG Operating Account, provided that at no time shall the account balance thereof, together with amounts contained in any other account maintained by PASUG, exceed an amount equal to the sum of $3,000,000 plus the amount of its outstanding and unpaid cheques; (3) the US Lockbox and the US Blocked Account, provided that all collections received in the US Lockbox and transferred to the US Blocked Account are transferred to the PASUG Operating Account (or, to the extent required herein, directly to the Administrative Agent and the Lenders) not later than one Business Day after receipt thereof, and (4) the PASUG Payment Account, the other deposit accounts listed as being owned by PASUG on Schedule 7.18, and such other accounts as the Agents shall have consented to in writing. PASUG shall have no liabilities or obligations to any Person other than in respect of US Operating Borrower Advances permitted hereunder, guarantee liabilities in respect of the Loans and amounts owing under the 144A Notes, and liabilities to other Credit Parties for its share of fees and expenses that directly relate to its financing business or maintaining its existence (including its reasonable share of legal, accounting and administrative expenses relating thereto), which shall not exceed $500,000 during any Fiscal Year. PASUG shall have no employees. PASUG shall remain Solvent at all times during the term of this Agreement, and shall maintain sufficient cash to pay its expenses and obligations as they come due. PASUG shall not incur or permit to exist any Liens on any of its Properties, other than Liens permitted under Section 7.3(a), (b), (c) or (l).

(d) If PASUG desires to make any Equity Distribution to NSULC, PASUG may elect to deposit the amount of such Equity Distribution into the PASUG Payment Account, and such Equity Distribution shall automatically be transferred to NSULC as an Equity Distribution to the NSULC Payment Account. Upon receipt of such Equity Distribution, NSULC hereby agrees that it shall immediately make an Equity Distribution to GUSAP in an amount equal to the amount of the Equity Distribution received by it from PASUG by transferring such amount so received to the GUSAP Payment Account.

SECTION 6.12 FIXED CHARGE COVERAGE RATIO; MINIMUM AVAILABILITY. If, as of the last day of any Rolling Period, the Company fails to maintain a Fixed Charge Coverage Ratio for such Rolling Period of at least 1.10 to 1.00, the Borrowers will maintain Excess Availability of at least $40,000,000 at all times. If the Borrowers fail to deliver financial statements on the due date therefor (without giving effect to any cure periods), such that the Fixed Charge Coverage Ratio required by this Section 6.12 cannot be calculated, the Fixed Charge Coverage Ratio shall be deemed to be less than 1.10 to 1.00 until such time as the required financial statements are actually delivered.



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                                    ARTICLE 7
                               NEGATIVE COVENANTS

                  So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, neither the Company nor any other Credit Party will:

SECTION 7.1 [INTENTIONALLY DELETED.]

SECTION 7.2 INDEBTEDNESS. Create, incur, assume or suffer to exist, any Indebtedness, other than:

(a)      the Lender Indebtedness;

(b) Indebtedness which does not exceed the principal amount of $405,000,000 and which has been incurred as a result of the issuance of the senior unsecured notes by the Company and GUSAP and the guaranty thereof by other Subsidiaries in connection with the 144A Transaction;

(c) Indebtedness outstanding on the date hereof which is set forth in line items 1, 2, 3 or 5 on Schedule 7.2 and any refinancing, refunding, renewal or extension thereof, provided that such refinancing, refunding, renewal or extension is not for a term shorter than the term of the original Indebtedness and the principal amount thereof is not greater than the principal amount of the original Indebtedness, and the terms and conditions of any such refinancing, refunding, renewal or extension (taken as a whole) are prevailing market terms and are not materially less favourable to the Credit Parties than the terms which are applicable to such Indebtedness and Indebtedness outstanding on the date hereof which is set forth in line item 8 on Schedule 7.2;

(d) trade or accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business;

(e) obligations for current taxes, assessments and other governmental charges and taxes, assessments or other governmental charges which are not yet due or are being contested in good faith by appropriate action or proceeding promptly initiated and diligently conducted, if reserves required pursuant to Section 6.2 hereof have been established with respect thereto;

(f) Indebtedness owing pursuant to Swap Agreements entered into in the ordinary course of business for the purpose of hedging against risks actually incurred by the Borrowers with respect to interest rates, $/C$ exchange rates and commodity prices in an aggregate amount (calculated on the mark to market exposure under such Swap Agreements) not in excess of $25,000,000 at any time;

(g) Indebtedness in respect of Capital Lease Obligations and purchase money Indebtedness in an aggregate amount not in excess of $10,000,000 outstanding at any time;

(h) Advances made by PASUG to a US Operating Borrower, other than advances constituting US Operating Borrower Advances;

(i) US Operating Borrower Advances, provided that (x) the aggregate US Operating Borrower Net Advance Amount, determined for all Credit Parties, shall at no time exceed $25,000,000, and (y) at all times during which any such US Operating Borrower Advance is outstanding, both the maker and the recipient of such US Operating Borrower Advance are Solvent;

(j)      Permitted New Debt;

(k)      Permitted New Affiliate Subordinated Debt;

(l) (i) Indebtedness provided by a Person which is not an Affiliate of a Credit Party to finance a Permitted Acquisition, (ii) Indebtedness of a Person or any of its Subsidiaries existing at the time such Person is acquired pursuant to a Permitted Acquisition, and (iii) Indebtedness assumed in connection with an acquisition of assets from a Person in a Permitted Acquisition, which in each case may be secured by Liens on assets not included in the Collateral, provided that the aggregate of all Indebtedness contemplated by paragraphs (i), (ii) and (iii) shall not exceed $50,000,000 outstanding at any time; and any refinancing, refunding, renewal or extension of any such Indebtedness, provided that the terms and conditions of any such refinancing, refunding, renewal or extension Indebtedness (taken as a whole) are prevailing market terms and the terms and conditions of any such Indebtedness (taken as a whole) are not materially less favourable to the Credit Parties than the terms which are applicable to such Indebtedness;

(m) Indebtedness provided by a Person which is not an Affiliate of a Credit Party which may be secured by Liens on assets not included in the Collateral, in an aggregate amount not in excess of $25,000,000 outstanding at any time, and any refinancing, refunding, renewal or extension of any such Indebtedness, provided that the terms and conditions of any such refinancing, refunding, renewal or extension Indebtedness (taken as a whole) are prevailing market terms and the terms and conditions of any such refinancing, refunding, renewal or extension Indebtedness (taken as a whole) are not materially less favourable to the Credit Parties than the terms which are applicable to such Indebtedness;

(n)      advances made by any Canadian Credit Party to any other Credit Party;

(o) Indebtedness arising as a result of loans from a Borrower to HOC, or from HOC to the Company, provided that no such loans shall be made without the prior written consent of the Required Lenders (such consent not to be unreasonably withheld);

(p)      Bonding Obligations to the extent permitted by Section 7.3(f) below;
         and

(q) guarantees by a Credit Party(s) (other than NSULC or any US Borrower) of Indebtedness of a Credit Party(s) otherwise permitted hereby.

SECTION 7.3 LIENS. Create, incur, assume or suffer to exist, any Lien on any of its Property now owned or hereafter acquired to secure any Indebtedness of any Credit Party or any other Person, other than (collectively, the "PERMITTED LIENS"):

(a) Liens existing on the date hereof and set forth on Schedule 7.3 and Liens securing any Indebtedness incurred to refinance, refund, renew or extend the Indebtedness secured by Liens set forth on such Schedule 7.3 provided that the collateral subject to such Liens is not expanded;

(b)      Liens securing the Lender Indebtedness;

(c) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action or proceedings and with respect to which reserves required by
         Section 6.2 hereof are maintained;

(d) statutory and contractual Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen, workmen, and other Liens imposed by law created in the ordinary course of business for amounts which are not past due for more than 60 days or which are being contested in good faith by appropriate action or proceedings and with respect to which reserves required by Section 6.2 are maintained;

(e) Liens incurred in connection with or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, old age or other similar obligations;

(f) Liens incurred in connection with or deposits or pledges made in the ordinary course of business to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) (collectively, the "BONDING OBLIGATIONS") but not exceeding an aggregate amount outstanding at any time of $75,000,000;

(g) minor irregularities in title, easements, rights-of-way, restrictions, servitudes, permits, reservations, exceptions, conditions, covenants and other similar charges or encumbrances not materially interfering with the occupation, use and enjoyment by any Borrower of any of their respective Real Property in the normal course of business or materially impairing the value thereof;

(h) any obligations or duties affecting any of the Real Property of any Credit Party to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such Real Property for the purposes for which it is held;

(i)      Liens securing Indebtedness permitted by Section 7.2(g) provided that
         (1) such Liens do cover only the Property (which, for purposes of this Section 7.3(i), shall not include inventory) being leased or acquired,
         (2) the creation of such Lien or the incurrence of the

         Indebtedness secured by such Lien does not violate this Agreement or any of the other Financing Documents and (3) in the case of any such Lien securing purchase money Indebtedness, the principal amount of the purchase money Indebtedness being secured does not exceed 80% of the total purchase price of the Property being leased or acquired;

(j) exceptions, qualifications and reservations in respect of title to Real Property under applicable federal, state, provincial, territorial, municipal and local statutes, regulations, laws, by-laws and ordinances but only to the extent of the general application of such matters and not arising as a result of the failure of Borrowers to comply with such matters;

(k) Liens on assets not forming part of the Collateral, securing Indebtedness permitted by Section 7.2(l) or Section 7.2(m);

(l) Liens incurred in connection with pledges of cash collateral in an aggregate amount not exceeding $8,000,000 to secure the obligations of the Credit Parties under Swap Agreements existing on the Closing Date; and

(m) deposits or pledges made to secure operating leases of real property or newly acquired equipment entered into on a commercially reasonable basis and on commercially reasonable terms and conditions;

provided, however, that the foregoing list of Permitted Liens is not intended to, and shall not be construed as, subordinating or postponing, or as an agreement to subordinate or postpone, any Lien created by any of the Financing Documents to any such Permitted Lien.

SECTION 7.4 MERGERS, SALES, ETC. Merge into or with or consolidate or amalgamate with, or permit any other Credit Party to merge into or with or consolidate or amalgamate with, any other Person, or sell, lease or otherwise dispose of, or permit any other Credit Party to sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its Property to any other Person. Notwithstanding the foregoing limitation (a) the Credit Parties may sell inventory in the ordinary course of business, (b) any Credit Party may sell, redeem or trade cash equivalent investments permitted under
Section 7.6, (c) any US Credit Party shall be permitted to consolidate, amalgamate or merge into or with any US Operating Borrower, and any Canadian Credit Party may consolidate, amalgamate or merge into or with any other Canadian Credit Party, (d) any US Operating Borrower shall be permitted to sell, assign or convey all or any part of its Property to any other US Operating Borrower, but only so long as any such sale, assignment or conveyance is made for reasonably equivalent value, provided that this clause (d) shall not be interpreted to permit any US Operating Borrower Advance, other than as permitted under Section 7.2(i), (e) and any Canadian Borrower shall be permitted to sell, assign or convey all or any part of its Property to any other Canadian Borrower, but only so long as any such sale, assignment or conveyance is made for reasonably equivalent value, provided that this clause (e) shall not be interpreted to permit any advance of Loan proceeds by any Canadian Borrower to any other Credit Party, other than as permitted under Section 7.2(i), (f) the Credit Parties may sell assets which are obsolete, worn out or not necessary to the operations and business of the Credit Parties so long as the aggregate sale price for all assets sold in any Fiscal Year does not exceed $10,000,000, (g) the Credit Parties may carry out the mergers, consolidations, amalgamations and other transactions in the manner described in the Permitted Reorganization; and (h) any Credit Party may sell or otherwise dispose of any of its Property (other than, for greater certainty, any interest that any Credit Party may have in any of NSLUC, GUSAP or PASUG) provided that:
(w) no Default has occurred and is continuing or would result therefrom; (x) the applicable Credit Party has provided at least 10 days' notice to the Administrative Agent and the Canadian Administrative Agent of the proposed sale or other disposition together with the material terms and conditions thereof, Borrowing Base Reports reflecting the proposed sale or other disposition on a pro forma basis and such other information as the Administrative Agent or the Canadian Administrative Agent, acting reasonably, may request; (y) if any of the Property which is sold or otherwise disposed of consists of any accounts or inventory, then an amount equal to the book value of such accounts or inventory shall be paid to the Administrative Agent or the Canadian Administrative Agent for application against the outstanding principal amount of the US Revolving Loans (if such accounts and inventory were sold or otherwise disposed of by a US Credit Party) or the Canadian Revolving Loans (if such accounts or inventory were sold or otherwise disposed of by a Canadian Credit Party), in each case on a pro rata basis and in accordance with Section 2.11; and (z) any such sale or other disposition shall require the prior written consent of the Required Lenders if the net book value of the Property subject to such sale or other disposition, when aggregated with the book value of any other Property sold or otherwise disposed of by the Credit Parties pursuant to this Section 7.4(h) in the same Fiscal Year, would exceed $25,000,000.

SECTION 7.5 EQUITY DISTRIBUTIONS. Declare or pay any dividend, make any payment to purchase, redeem, retire or otherwise acquire any of its Equity now or hereafter outstanding, return any capital to its stockholders, partners or members, or make any distribution of its assets, Equity, obligations or securities to its stockholders, partners or members (an "EQUITY DISTRIBUTION"), except that (a) the Company may declare and pay dividends with respect to its Equity payable solely in additional Equity, (b) PASUG may pay dividends or other payments in respect of its Equity solely to NSULC, or redeem or repurchase its own Equity owned by NSULC, and NSULC may pay dividends or other payments in respect of its Equity solely to GUSAP, or redeem or repurchase its own Equity owned by GUSAP, in each case solely in connection with a repayment of US Loans, and (c) any Credit Party other than the Company may make Equity Distributions to any other Credit Party so long as, both before and immediately after giving effect to the Equity Distribution, no Default has occurred and is continuing and the Credit Party making the Equity Distribution is Solvent. Notwithstanding the foregoing limitations, this section 7.5 shall not restrict payments or distributions made in the ordinary course of business on account of "stock appreciation rights", "phantom stock", "profit participations" and other similar interests. Notwithstanding the foregoing limitations, the Company may make an Equity Distribution if, both before and immediately after the Equity Distribution, (i) no Default has occurred and is continuing and Excess Availability is not less than $50,000,000, and (ii) the aggregate amount of all such Equity Distributions made by the Company in any Fiscal Year shall not exceed an amount equal to 50% of Consolidated Net Income of the Company and the other Credit Parties as determined in accordance with GAAP for the immediately preceding Fiscal Year.

SECTION 7.6 INVESTMENTS, LOANS, ETC. Make, permit or hold any Investments in any Person, or permit any other Credit Party to make, permit or hold any Investments in any Person, other than:

(a)      Investments listed on Schedule 7.6;

(b) Investments in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America or Canada), in each case maturing within one year from the date of acquisition thereof;

(c) Investments in certificates with deposit of maturities less than one year, issued by commercial banks in the United States or Canada having capital and surplus in excess of $500,000,000 and having short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively;

(d) Investments in commercial paper with maturities of not more than 180 days rated the highest credit rating obtainable from Standard & Poor's Ratings Group and Moody's Investors Service, Inc.;

(e) Investments in securities that are obligations of the United States or Canadian government purchased by any Credit Party under fully collateralized repurchase agreements pursuant to which arrangements are made with selling financial institutions (being a financial institution having unimpaired capital and surplus of not less than $500,000,000 and with short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively) for such financial institutions to repurchase such securities within 30 days from the date of purchase by any Credit Party;

(f) Investments in money market mutual funds having assets in excess of $2,000,000,000;

(g) Investments by any US Credit Party to or in any other US Credit Party (subject, however, to the limitations set out in Section 7.2(i) in respect of any such loans) and Investments by any Canadian Credit Party to or in any other Credit Party;

(h) (1) Investments in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the Government of Canada or of any Canadian province (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the Government of Canada or of such Canadian province), in each case maturing within one year from the date of acquisition thereof; (2) Investments in commercial paper maturing within 180 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from CBRS Inc., Dominion Bond Rating Service, Moody's Investor Service, Inc. or Standard and Poor's Corporation; (3) Investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of Canada or of any Canadian province which has a combined capital surplus and undivided profits of not less than C$250,000,000; and (4) Investments in fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (1) above and entered into with a financial institution satisfying the criteria described in clause (3) above;

(i) Investments by a Credit Party in order to fund a Permitted Acquisition, provided that no such Investment shall be made unless, both before and immediately after giving effect to any such Investment, no Default shall have occurred and be continuing and Excess Availability is not less than $50,000,000;

(j) Investments comprising loans made by a Credit Party to any employee, officer or director of such Credit Party, provided that the aggregate outstanding principal balance of all such loans made by all of the Credit Parties shall not at any time exceed $1,000,000;

(k) Investments constituting an Acquisition paid for solely with common Equity or the proceeds of common Equity of the Company issued after the Closing Date for the purpose of funding such Acquisition, provided that such Acquisition is a Permitted Equity Acquisition;

(l) other Investments not to exceed an aggregate of $30,000,000 plus 50% of cumulative Consolidated Net Income after the Closing Date, provided that no such Investment shall be made unless, both before and immediately after giving effect to any such Investment, no Default shall have occurred and be continuing and Excess Availability is not less than $50,000,000, it being acknowledged and agreed that GUSAP shall be entitled to be the holder of Investments made pursuant to this
         Section 7.6(l) in an amount not to exceed $10,000,000 at any time; and

(m)      Investments in the nature of guarantees permitted by Section 7.2(b) or
         Section 7.2(q).

         Notwithstanding the foregoing, Investments of the type described in clauses (b), (c), (d), (e), (f) and (h) shall not be permitted to be made or maintained (1) by any Canadian Borrower at any time that the outstanding principal balance of all Canadian Loans is $10,000,000 or greater (based on the Dollar Equivalent of any C$ Denominated Loans on the date of determination), or
(2) by any US Borrower at any time that the aggregate outstanding principal balance of all US Loans is $10,000,000 or greater, (3) by any Borrower at any time that the aggregate outstanding principal balance of all Loans is $15,000,000 or greater or (4) unless a validly perfected first-priority Lien in such Investments has been granted by the applicable Borrower in favour of the Administrative Agent or the Canadian Administrative Agent, as applicable.

SECTION 7.7 SALES AND LEASEBACKS. Enter into, any arrangement, directly or indirectly, with any Person whereby any Credit Party shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby any Credit Party shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which a Credit Party intends to use for substantially the same purpose or purposes as the Property sold or transferred.

SECTION 7.8 NATURE OF BUSINESS. Engage in, or permit any other Credit Party to engage in, any business other than the businesses in which they are engaged as of the Closing Date or that are related, complementary or ancillary thereto.

SECTION 7.9 ERISA/PENSION COMPLIANCE.

(a) Engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which any US Credit Party or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to Sections 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code which could reasonably be expected to have a Material Adverse Effect;

(b) Terminate, or permit any other US Credit Party or any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which would reasonably be expected to result in any material liability of any US Credit Party or any ERISA Affiliate to the PBGC or any other Governmental Authority;

(c) Fail to make, or permit any other US Credit Party or any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, any US Credit Party or any ERISA Affiliate is required to pay as contributions thereto (excluding non-payment or late payment of an amount that is not material);

(d) Fail to make a required contribution to any Plan which may result in the imposition of a Lien as described in Section 412(n) of the Code;

(e) Fail to pay, or cause to be paid, to the PBGC in a timely manner, and without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to Sections 4006 and 4007 of ERISA, except where such failure could not reasonably be expected to have Material Adverse Effect;

(f) Amend, or permit any other US Credit Party or any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that any US Credit Party or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code; or

(g) Incur, or permit any other US Credit Party or any ERISA Affiliate to incur, a material liability to or on account of a Plan under Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

(h)      As regards to any Canadian Party:

         (1) Terminate, or permit the termination of, any Plan in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any material liability of such Canadian Credit Party to any Governmental Authority;

         (2) Fail to make, or permit any other Canadian Credit Party to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, such Canadian Credit Party is required to pay as contributions thereto, except where the failure to make such payments could not reasonably be expected to have Material Adverse Effect;

         (3) contribute to or assume an obligation to contribute to, or permit any Subsidiary to contribute to or assume an obligation to contribute to, any "multi-employer pension plan" as such term is defined in the Pension Benefits Act (Ontario).

SECTION 7.10 SALE OR DISCOUNT OF RECEIVABLES. Sell, or allow any other Credit Party to sell, with or without recourse, for discount or otherwise, any accounts, other than in connection with a sale or other disposition permitted by
Section 7.4.

SECTION 7.11 NEGATIVE PLEDGE AGREEMENTS. Create, incur, assume or suffer to exist, any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any Property of any Credit Party, or which requires the consent of or notice to other Persons in connection therewith, other than (a) this Agreement and the other Financing Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby provided that any such prohibition or limitation is only effective against the Property financed thereby, and (c) the 144A Indenture and any agreements governing any Indebtedness incurred pursuant to any of Sections 7.2(c),(l) or (m).

SECTION 7.12 TRANSACTIONS WITH AFFILIATES. Sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) on terms and conditions not less favourable to it than could be obtained on an arm's-length basis from unrelated third parties, and (b) to the extent not prohibited herein. Neither the Company nor the Borrowers will enter into any transaction or series of transactions, or permit any Credit Party to enter into any transaction or series of transactions, with their respective Affiliates which involve an outflow of money or other Property from a Credit Party to an Affiliate who is not a Credit Party, including repayment of Indebtedness of an Affiliate who is not a Credit Party, or payment of management fees, affiliation fees, administration fees, compensation, salaries, asset purchase payments or any other type of fees or payments similar in nature, other than on terms and conditions substantially as favourable to the Credit Parties as would be obtainable by the Credit Parties in a reasonably comparable arm's-length transaction with a Person not an Affiliate, provided, however, that, in any event, the aggregate amount of all management fees, affiliation fees, administration fees and other similar fees (i) paid by the Credit Parties in any Fiscal Year to an Affiliate who is not a Credit Party shall not exceed $1,000,000, and (ii) paid by the US Credit Parties in any Fiscal Year to the Canadian Credit Parties shall not exceed $5,000,000 (excluding reasonable allocations of overhead costs and other shared expenses among Credit Parties). The foregoing restrictions shall not apply to: (i) the payment of reasonable and customary fees to directors of a

Credit Party who are not employees of such Credit Party, (ii) any other transaction with any employee, officer or director of a Credit Party pursuant to employee profit sharing and/or benefit plans and compensation and non-competition arrangements in amounts customary for corporations similarly situated to such Credit Party and entered into in the ordinary course of business and approved, in respect of officers and directors, by the board of directors of such Credit Party, or (iii) any reimbursement of reasonable out-of-pocket costs incurred by an Affiliate of a Credit Party on behalf of or for the account of such Credit Party.

SECTION 7.13 UNCONDITIONAL PURCHASE OBLIGATIONS. Except for take-or-pay contracts for the purchase of electricity entered into the ordinary course of business, enter into or be a party to, or permit any other Credit Party to enter into or be a party to, any material contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

SECTION 7.14 EQUITY. After the Closing Date, authorize or issue, or permit any other Credit Party to authorize or issue Equity to any Person other than (i) issuances of Equity of the Company if no Change of Control results therefrom, and (ii) issuance of Equity by any other Credit Party to any of the Borrowers or other Credit Parties.

SECTION 7.15 CAPITAL EXPENDITURES. Make, or permit any other Credit Party to make, Capital Expenditures in any Fiscal Year in excess of the limits set forth below for such Fiscal Year (which limits apply in the aggregate for all Credit Parties); provided that no Capital Expenditures shall be made (and no Borrower or other Credit Party shall enter into any commitment to make any Capital Expenditure) if, before or after giving effect to the making of such Capital Expenditure (or entering into such Commitment), a Default exists or would result therefrom.


FISCAL YEAR                                                      AMOUNT
-----------                                                   -----------
Fiscal Year ending December 31, 2003                          $ 75,000,000

Fiscal Year ending December 31, 2004                          $ 90,000,000

Fiscal Year ending December 31, 2005                          $110,000,000

Fiscal Year ending December 31, 2006                          $110,000,000

Fiscal Year ending December 31, 2007                          $110,000,000

Fiscal Year ending December 31, 2008                          $110,000,000


Up to $20,000,000 of the amount listed above for any Fiscal Year which is not expended in such Fiscal Year may be carried forward and expended during the next Fiscal Year (but not during any other Fiscal Year).

SECTION 7.16 [INTENTIONALLY DELETED.]

SECTION 7.17 ACQUISITIONS; CREATION OF SUBSIDIARIES. (1) Make any Acquisition, other than a Permitted Acquisition or (2) create any Subsidiary unless (i) such Subsidiary is a wholly owned

Subsidiary of a Credit Party and the shares in the capital of such Subsidiary have been pledged to the Administrative Agent or the Canadian Administrative Agent, as applicable, pursuant to the applicable Security Instruments; and (ii) such Subsidiary shall have executed and delivered a counterpart to the applicable Security Instruments and such other agreements, documents and instruments as the Administrative Agent or the Canadian Administrative Agent may reasonably request, in each case in form and substance satisfactory to the Administrative Agent and the Lenders. Notwithstanding that an acquisition is a Permitted Acquisition, the Borrowers shall not be permitted to include in the US Borrowing Base or the Canadian Borrowing Base any components which would, but for this Section 7.17, be included therein until the conditions set out in the last sentence of the definition of "Permitted Acquisition" has been satisfied.

SECTION 7.18 ACCOUNTS. Neither the Borrowers nor any other Credit Parties will maintain accounts with any bank or other depository institution or otherwise maintain cash or cash equivalents other than (a) as permitted by Section 7.6 hereof (which shall be subject to Liens therein in favour of the Administrative Agent and the Canadian Administrative Agent), (b) the Disbursement Accounts and Blocked Accounts maintained with the Canadian Lockbox Bank and the US Lockbox Bank, (c) those accounts identified in Schedule 7.18 hereto on the Closing Date,
(d) those accounts maintained with an Eligible Institution but only so long as a first-priority Lien therein has been perfected in favour of the Administrative Agent or the Canadian Administrative Agent, as applicable, (e) the PASUG Payment Account, the NSULC Payment Account and the GUSAP Payment Account, and (f) payroll accounts maintained in the ordinary course of business. In no event will the Borrowers maintain in any payroll account permitted pursuant to this Section
7.18 funds in an amount in excess of the aggregate payroll for one pay period for the employees of such Borrowers paid from such accounts.

SECTION 7.19 OTHER RESTRICTIVE AGREEMENTS. Directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Credit Party (other than the Company) to pay dividends or other distributions with respect to any Equity or with respect to, or measured by, its profits or to make or repay loans or advances to any other Credit Party or to provide a guarantee of any Indebtedness of the Borrowers or any other Credit Party, (b) the ability of the Borrowers to make any loan or advance to any other Borrower, or (c) the ability of a Credit Party to sell, lease or transfer any of its property to another Credit Party or any of the wholly-owned Subsidiaries ; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by applicable law, by this Agreement or by the 144A Indenture, (ii) the foregoing shall not apply to restrictions and conditions imposed by any agreements governing any Indebtedness incurred pursuant to any of Sections 7.2(c),(l) or (m), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Credit Party pending such sale, provided such restrictions and condition apply only to the Credit Party that is to be sold and such sale is permitted hereunder, (iv) the foregoing clause (c) shall not apply to any agreement setting forth customary restrictions on the subletting, assignment, or transfer of any Property that is a lease, license, conveyance or contract of similar Property, and (v) the foregoing clause (c) shall not apply to any agreement, instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any Property subject to such Permitted Lien.

SECTION 7.20 MODIFICATIONS TO INDEBTEDNESS AGREEMENTS.

(a) Amend, modify, or waive any covenant contained in any instrument, document or agreement governing the Indebtedness of the Credit Parties set forth on Schedule 7.2 hereto if the effect of such amendment, modification, or waiver would be to make the terms of such Indebtedness (taken as a whole) materially more onerous to any Credit Party;

(b) Make any prepayment of, or optionally redeem, or make any payment in defeasance of, or repurchase, any part of the Indebtedness of the Credit Parties under the 144A Notes unless, at all times during the 30 days immediately before, and immediately after, giving effect to such prepayment, optional redemption, payment in defeasance or repurchase
         (i) Excess Availability is greater than $100,000,000, or (ii) Excess Availability is greater than $70,000,000, (in which case the aggregate amount of all such payments shall not exceed $20,000,000).

SECTION 7.21 FISCAL YEAR. Change its Fiscal Year without the prior written consent of the Administrative Agent.

SECTION 7.22 MODIFICATION OF 144A DOCUMENTS. Amend, modify or waive any provision of any of the 144A Documents if the effect of such amendment, modification or waiver would be to advance the scheduled payment dates for the 144A Notes, to increase the rate of interest payable under the 144A Notes, or to effect any other change which could reasonably be expected to be materially adverse to the interests of the Lenders (including granting a Lien over any Property of any Credit Party to secure the 144A Notes).

                                    ARTICLE 8
                                EVENTS OF DEFAULT

                  Upon the occurrence and during the continuance of any of the following specified events (each an "EVENT OF DEFAULT"):

SECTION 8.1 PAYMENTS. Any of the Borrowers shall fail to pay when due (including, but not limited to, any mandatory prepayment required pursuant to Section 2.11) any principal or any interest of any Loan or any Note, or any Reimbursement Obligation or any fee or any other amount payable hereunder or under the Fee Letter or any other Financing Document;

SECTION 8.2 OTHER COVENANTS. Any Borrower shall fail to observe or perform any covenant or agreement contained in Sections 6.1(b), 6.5, 6.7, 6.10(g)(1), 6.10(h)(2), 6.11, 6.12 or Article 7;

SECTION 8.3 OTHER FINANCING DOCUMENT OBLIGATIONS. Any Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 8.1 or Section 8.2) or any Credit Party shall fail to observe or perform any covenant, condition or agreement contained any Financing Document other than this Agreement and such failure continues unremedied, in the case of Section 6.10(d)(II), for a period of five (5) days after the earlier of (i) written notice thereof from the Administrative Agent to the Company, and (ii) the date on which a Credit Party becomes aware of such failure, and in all other cases, for a period of ten (10) days after the earlier of (y) written notice thereof from the Administrative Agent to the Company, and (z) the date on which a Credit Party becomes aware of such failure;

SECTION 8.4 REPRESENTATIONS. Any representation, warranty or statement made or deemed to be made by any Borrower or any other Credit Party or any of any Borrower's or any other Credit Party's officers herein or in any other Financing Document, or in any certificate, request or other document furnished pursuant to or under this Agreement or any other Financing Document, shall have been incorrect in any respect as of the date when made or deemed to be made;

SECTION 8.5 NON-PAYMENTS OF OTHER INDEBTEDNESS. Any Credit Party shall fail to make any payment or payments of principal of or interest on any Indebtedness of such Credit Party which Indebtedness is in an aggregate amount of $10,000,000 or greater after giving effect to any applicable grace period;

SECTION 8.6 DEFAULTS UNDER OTHER AGREEMENTS. Any Credit Party shall fail to observe or perform any covenant or agreement contained in any agreement(s) or instrument(s) relating to Indebtedness of any Credit Party of $10,000,000 or more in the aggregate within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of $10,000,000 or more in the aggregate of such Indebtedness; or $10,000,000 or more in the aggregate of any such Indebtedness shall be, or if as a result of such failure or other event may be, required to be prepaid (other than prepayments resulting from excess cash flow) in whole or in part prior to its stated maturity;

SECTION 8.7 BANKRUPTCY UNDER US LAW. Any Credit Party shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or an involuntary case is commenced against any Credit Party and the petition is not controverted within ten days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of any Credit Party; or any Credit Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Credit Party or there is commenced against any Credit Party any such proceeding which remains unstayed or undismissed for a period of 60 days; or any Credit Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Credit Party suffers any appointment of any custodian or the like for it or any substantial part of its Property to continue undischarged or unstayed for a period of 60 days; or any Credit Party makes a general assignment for the benefit of creditors; or any Credit Party shall fail to pay, or shall state in writing that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Credit Party shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Credit Party for the purpose of effecting any of the foregoing;

SECTION 8.8 BANKRUPTCY UNDER CANADIAN LAW.

(a) Any Canadian Credit Party (1) becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement between it and any class of its creditors; (2) commits an act of bankruptcy under the Bankruptcy and Insolvency Act (Canada), or makes an assignment of its property for the general benefit of its creditors under such Act, or makes a proposal (or files a notice of its intention to do so) under such Act; (3) institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors (including the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and any applicable corporations legislation) or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding; (4) applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator or other similar official for it or any substantial part of its property; or (5) takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 8.8, or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof; or

(b) Any petition is filed, application made or other proceeding instituted against or in respect of any Canadian Credit Party: (1) seeking to adjudicate it an insolvent; (2) seeking a receiving order against it under the Bankruptcy and Insolvency Act (Canada); (3) seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors (including the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and any applicable corporations legislation) or at common law or in equity; or (4) seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator or other similar official for it or any substantial part of its property; and in any case describe in clause (b)(1) through (4) such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of 60 days after the institution thereof, provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against any Canadian Credit Party thereunder in the interim, such 60-day period will cease to apply, and provided further that if any Canadian Credit Party files an answer admitting the material allegations of a petition filed against it in any such proceeding, such 60-day period will cease to apply;

SECTION 8.9 MONEY JUDGMENT. Judgments or orders for the payment of money involving in the aggregate at any time a liability (net of any insurance proceeds or indemnity payments actually received in respect thereof prior to or within 30 days from the entry thereof of more than $3,000,000 (or the Dollar Equivalent thereof), or that could reasonably be expected to have a Material Adverse Effect shall be rendered against any Credit Party and such judgment or order shall continue unsatisfied in accordance with the terms of such judgment or order and in effect for a period of 30 days during which execution shall not be effectively discharged, stayed or deferred (whether by action of a court, by agreement or otherwise);

SECTION 8.10 FINANCING DOCUMENTS. Any provision of any of the Financing Documents after delivery thereof shall for any reason cease to be in full force and effect and valid, binding and enforceable (except as enforceability may be limited as stated in Section 5.3) in accordance with its terms, or, in the case of any of the Security Instruments, cease to create a valid and perfected Lien of the priority contemplated thereby on any of the collateral purported to be covered thereby, or any Credit Party shall so state in writing;

SECTION 8.11 NON-MONETARY JUDGMENT. One or more final judgments, not involving the payment of money has been rendered against any Credit Party, the result of which could reasonably be expected to result in a Material Adverse Effect;

SECTION 8.12 ASSET SEIZURES. Any property of any Credit Party having a fair market value in excess of $3,000,000 (or its then equivalent in any other currency) in the aggregate is seized (including by way of execution, attachment, garnishment, levy or distraint), or any Lien thereon securing Indebtedness in excess of $3,000,000 (or its then equivalent in any other currency) is



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enforced, or such property has become subject to any charging order or equitable execution of a Governmental Authority, or any writ of execution or distress warrant exists in respect of any Credit Party or the property of any of them, or any sheriff or other Person becomes lawfully entitled by operation of law or otherwise to seize or distrain upon such property and in any case such seizure, enforcement, execution, attachment, garnishment, distraint, charging order or equitable execution, or other seizure or right, continues in effect and is not released or discharged for more than 30 days or such longer period during which entitlement to the use of such property continues with any Credit Party, and the Credit Party is contesting the same in good faith and by appropriate proceedings, provided that if the property is removed from the use of the Credit Party or is sold in the interim, such grace period will cease to apply;

SECTION 8.13 CHANGE OF CONTROL. The occurrence of a Change of Control; or

SECTION 8.14 MATERIAL ADVERSE CHANGE. The occurrence of a Material Adverse Change; provided that changes in general economic conditions or general industry conditions shall not constitute a Material Adverse Change for the purposes of this Section 8.14, then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent or the Canadian Administrative Agent, upon the written request of the Required Lenders, shall, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, the Canadian Administrative Agent, any Lender or the holder of any Note, to enforce its claims against any Credit Party: (i) declare the Revolving Credit Commitments, the US Swingline Commitments, the Canadian Swingline Commitments and other lending obligations, if any, terminated, whereupon the Revolving Credit Commitments and other lending obligations, if any, of each Lender hereunder shall terminate immediately; or (ii) declare the entire principal amount of and all accrued interest on all Lender Indebtedness then outstanding to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest, notice of protest or dishonor, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by each Credit Party, and thereupon take such action as it may deem desirable under and pursuant to the Financing Documents; provided, that, if an Event of Default specified in Section 8.7 or Section 8.8 shall occur, the result which would occur upon the giving of written notice by the Administrative Agent or the Canadian Administrative Agent to the Borrowers, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice; or (iii) if any US Letter of Credit shall then be outstanding, demand L/C Cover which the US Borrowers shall immediately pay to the Administrative Agent for deposit in a cash collateral account maintained by the Administrative Agent; or (iv) if any Canadian Letter of Credit shall then be outstanding, demand L/C Cover which the Canadian Borrower shall immediately jointly and severally pay to the Canadian Administrative Agent for deposit in a cash collateral account maintained by the Canadian Administrative Agent. Without limiting the foregoing, if any Event of Default shall then be continuing, the Administrative Agent or the Canadian Administrative Agent may, and at the request of the Required Lenders, shall (i) reduce the Commitments, (ii) restrict the amount of further Loans or refuse to make any further Loans, or add new limitations on the Borrowing Base, (iii) limit Letter of Credit availability,
(iv) apply the default interest rate contemplated by Section 2.6(e), (v) exercise dominion and control



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over Blocked Accounts, (vi) require the establishment of new Lockboxes, one for each US Operating Borrower, (vii) require cash collateral for Letters of Credit,
(viii) exercise any other remedies available in the other Financing Documents, including foreclosure upon and sale of Collateral, and (ix) exercise any other remedies as may be available at law or in equity. Following any Event of Default, the Agents shall have the right, at their sole discretion, to make Agent Advances as provided in Section 2.28(a).

                                    ARTICLE 9
                                     AGENTS

SECTION 9.1 APPOINTMENT OF AGENTS. Each Lender (and each Secured Affiliate and Cash Management Affiliate, by and through its affiliated Lender) and each Issuing Bank hereby designates The CIT Group/Business Credit, Inc. as Administrative Agent, and CIT Business Credit Canada Inc., as Canadian Administrative Agent, as herein specified and as specified in the other Financing Documents. Each Lender (and each Secured Affiliate and Cash Management Affiliate by and through its affiliated Lender) and each Issuing Bank hereby irrevocably authorizes each of the Administrative Agent and the Canadian Administrative Agent to take such action on its behalf under the provisions of this Agreement, the Notes, and the other Financing Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent and the Canadian Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The CIT Group/Business Credit, Inc. agrees to act as Administrative Agent hereunder, and CIT Business Credit Canada Inc. agrees to act as Canadian Administrative Agent, in each case on the express terms and conditions contained in this Article 9. Each of the Agents may perform any of its duties hereunder by or through its agents, employees or attorneys-in-fact, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The provisions of this Article 9 are solely for the benefit of the Agents, and the Lenders, the Lender's Affiliates, the Borrowers and the other Credit Parties shall have no rights as third party beneficiaries of any of the provisions contained herein. Except as expressly otherwise provided in this Agreement and the other Financing Documents, the Administrative Agents shall have and may use their sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which either of the Agents is entitled to take or assert under this Agreement and the other Financing Documents, including
(a) the determination of the applicability of ineligibility criteria with respect to calculation of any portion of the US Borrowing Base or the Canadian Borrowing Base, (b) the making of Agent Advances pursuant to Section 2.28, and
(c) the exercise of remedies hereunder and under the other Financing Documents. Any action so taken or not taken shall be deemed to be consented to by the Lenders.

SECTION 9.2 LIMITATION OF DUTIES OF AGENTS. Notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Documents, neither of the Agents shall have any duties or responsibilities except those expressly set forth in this Agreement and as specified in the other Financing Documents. Neither of the Agents nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or



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willful misconduct. The duties of each of the Agents shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement except as expressly set forth herein.

SECTION 9.3 LACK OF RELIANCE ON THE AGENTS.

(a) INDEPENDENT INVESTIGATION. Independently and without reliance upon either of the Agents, each Lender hereby acknowledges that, by becoming a party to this Agreement as a Lender hereunder, to the extent it deems appropriate, it has made and shall continue to make its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, and the other Financing Documents, neither of the Agents shall have any responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the consummation of the transactions contemplated herein or at any time or times thereafter.

(b) AGENTS NOT RESPONSIBLE. Neither of the Agents shall be responsible to any Lender or any Issuing Bank for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement, the Notes, the Letters of Credit or the other Financing Documents or the financial condition of any Credit Party or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes or the other Financing Documents, or the financial condition of any Credit Party, or the existence or possible existence of any Default or Event of Default.

SECTION 9.4 CERTAIN RIGHTS OF THE AGENTS. If either of the Agents shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Notes and the other Financing Documents, then it shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Lenders; and neither of the Agents shall incur such liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against either of the Agents as a result of the Administrative Agent or the Canadian Administrative Agent, as applicable, acting or refraining from acting under this Agreement, the Notes and the other Financing Documents in accordance with the instructions of the Required Lenders, or to the extent required by Section 10.2, all of the Lenders.

SECTION 9.5 RELIANCE BY AGENTS. Each of the Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary teletransmission or telephone message believed by it to be genuine and correct and to have been



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signed, sent or made by the proper Person. Each of the Agents may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. Each of the Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any of the other Financing Documents in accordance with a request or consent of the Required Lenders (or all or any portion of the Lenders, as required under Section 10.2) and such request and any action taken or any failure to act pursuant thereto shall be binding upon all of the Lenders.

SECTION 9.6 NOTICE OF DEFAULT. Neither of the Agents shall be deemed to have knowledge or notice of the occurrence of any Default, unless the Agents shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of Default". The Agents will notify the Lenders of their receipt of any such notice, and the Agents shall take such action with respect to such Default as may be requested by the Required Lenders in accordance with Article 8 hereof; provided, however, that unless and until the Agents have received any such request, the Agents, or either of them, may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as the Agents, or either of them, shall deem advisable.

SECTION 9.7 INDEMNIFICATION OF AGENTS. To the extent either of the Agents is not reimbursed and indemnified by the Borrowers, each Lender will reimburse and indemnify each of the Agents in accordance with its Credit Percentage for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent, or either of them, in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided that no Lender shall be liable to the Agents for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from, as to such Agents, such Agents' gross negligence or willful misconduct. The undertakings in this Section 9.7 shall survive the payment of all Lender Indebtedness hereunder and the resignation or replacement of either or both of the Agents.

SECTION 9.8 AGENTS IN THEIR INDIVIDUAL CAPACITY. With respect to its obligations under this Agreement, the Loans made by it and the Notes issued to it, each of the Agents and its Affiliates shall have the same rights and powers hereunder as any other Lender or Lender Affiliate or holder of a Note and may exercise the same as though it were not performing the duties, if any, specified herein; and the terms "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each of the Agents in its individual capacity. Each of the Agents may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties, if any, specified herein, and may accept fees and other consideration from any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.



                                     -139-
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SECTION 9.9 MAY TREAT LENDER AS OWNER. Each Borrower, each Agent and each
Issuing Bank may deem and treat each Lender as the owner of such Lender's Commitments, Loans, Notes and other interests hereunder for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the Canadian Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Note shall be conclusive and binding on any subsequent owner, transferee or assignee of such Note or any promissory note or notes issued in exchange therefor.

SECTION 9.10 PAYMENTS BY AGENTS TO LENDERS. All payments to be made by either of the Agents to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Administrative Agent or the Canadian Administrative Agent, as applicable, on or prior to the Closing Date (or if such Lender has become a Lender hereunder pursuant to Section 10.7(b), in the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Administrative Agent or the Canadian Administrative Agent, as applicable. Concurrently with each such payment, the Administrative Agent or the Canadian Administrative Agent, as applicable, shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Loans or otherwise. Unless the Agents receive notice from the Company prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agents may assume that the Borrowers have made such payment in full to the Agent or the Canadian Administrative Agent, as applicable, on such date in immediately available funds and the Agents may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agents, each Lender shall repay to the Agents on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

SECTION 9.11      RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

(a) Each of the Lenders agrees that it shall not, unless it is specifically requested to do so, set off against the Lender Indebtedness, any amounts owing by such Lender to any Borrower or any other Credit Party, or any accounts of any Borrower or any other Credit Party, in any such case whether now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agents, take or cause to be taken any action to enforce its rights under this Agreement or against the Borrowers and the other Credit Parties, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Lender Indebtedness owing to such Lender arising under, or relating to, this Agreement or the


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

         other Financing Documents, except for any such proceeds or payments received by such Lender from the Agents pursuant to the terms of this Agreement, or (ii) payments from the Agents in excess of such Lender's ratable portion of all such distributions by the Agents, such Lender shall promptly (1) turn the same over to the Agents, in kind, and with such endorsements as may be required to negotiate the same to the Agents, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Lender Indebtedness in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Lender Indebtedness owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Applicable Percentages; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

SECTION 9.12 SUCCESSOR AGENT.

(a) RESIGNATION. Either of the Agents may resign at any time by giving written notice thereof to the Lenders, the Issuing Banks and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, upon five days' notice to the Borrowers, to appoint a successor Administrative Agent or Canadian Administrative Agent, as applicable (to act in the same capacity as the resigning Agent), subject to the prior written approval of the Borrowers, such approval not to be unreasonably withheld and not to be required during the existence of a Default or Event of Default. If no successor Administrative Agent or Canadian Administrative Agent, as applicable, shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation then, upon five days' notice to the Borrowers, the retiring Agent may, on behalf of the Lenders, appoint a successor Administrative Agent or Canadian Administrative Agent, as applicable, (subject to approval of the Borrowers, such approval not to be unreasonably withheld and not to be required during the existence of a Default or Event of Default), which, if the resigning Agent was the Canadian Administrative Agent, shall be an entity that is not a non-resident of Canada for purposes of the Income Tax Act (Canada) and if the resigning Agent was the Administrative Agent, shall be a bank or finance company which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank or finance company, having a combined capital and surplus of at least $250,000,000.

(b) RIGHTS, POWERS, ETC. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this



                                     -141-
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         Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

SECTION 9.13 CO-DOCUMENTATION AGENTS. Notwithstanding anything contained in this
Article 9 or any other Financing Document to the contrary, the Co-Documentation Agents shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Financing Document other than those applicable to all Lenders as such.

SECTION 9.14 SYNDICATION AGENT. Notwithstanding anything contained in this
Article 9 or any other Financing Document to the contrary, the Syndication Agent shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Financing Document other than those applicable to all Lenders as such.

SECTION 9.15 FIELD AUDIT AND EXAMINATION REPORTS. By signing this Agreement, each Lender:

(a) is deemed to have requested that the Administrative Agents furnish such Lender, promptly after it become available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Agent;

(b) expressly agrees and acknowledges that neither of the Administrative Agents nor any Lender (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that each of the Administrative Agents, any Lender or any other party performing any audit or examination will inspect only specific information regarding the Credit Parties and will rely significantly upon the Credit Parties' books and records, as well as on representations of the Credit Parties' personnel;

(d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its Participants or otherwise as permitted under Section 10.12, or use any Report in any other manner; and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold each of the Administrative Agents, any such Lender or such other party preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers and the other Credit Parties, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a Loan or Loans of the Borrower; and
         (ii) to pay and protect, and indemnify, defend and hold the Administrative Agents, any such other Lender and any such other party preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including reasonable legal fees and disbursements) incurred by the Administrative Agents, any such other Lender or any such other party preparing a



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         Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

SECTION 9.16 QUEBEC SECURITY. For greater certainty, and without limiting the powers of the Agents or any other Person acting as an agent or mandatary for such agents under any of the Financing Documents, each Credit Party hereby acknowledges, on its own behalf and on the behalf of each of its subsidiaries, that, for purposes of holding any hypothec granted by any Credit Party on property pursuant to the laws of the Province of Quebec to secure obligations of such Credit Party under any bond issued by such Credit Party, CIT Business Credit Canada Inc. shall be the holder of an irrevocable power of attorney (fonde de pouvoir within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Lenders, Issuing Banks, Secured Affiliates, Cash Management Affiliates and the Agents referred to in this Agreement, and in particular for all present and future holders of any such bond. The Lenders and the Issuing Banks hereby: (i) irrevocably constitute, to the extent necessary, CIT Business Credit Canada Inc. as the holder of an irrevocable power of attorney (fonde de pouvoir within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold hypothecs and security granted by any Credit Party on property pursuant to the laws of the Province of Quebec to secure obligations of such Credit Party under any bond issued by such Credit Party; and (ii) appoint and agree that the Canadian Administrative Agent may act as the bondholder and mandatary with respect to any bond that may be issued by a Credit Party and pledged in its or their favour from time to time. Each assignee of a Lender or Issuing Bank and each Cash Management Affiliate and Secured Affiliate (by and through its affiliated Lender) shall be deemed to have confirmed and ratified the constitution of CIT Business Credit Canada Inc. as the holder of such irrevocable power of attorney (fonde de pouvoir) and shall be deemed to have confirmed and ratified the constitution of the Canadian Administrative Agent as bondholder and mandatary with respect to any bond that may be issued by a Credit Party and pledged from time to time in its or their favour by the execution, as applicable, of an Assignment and Acceptance, Cash Management Agreement or Swap Agreement. Notwithstanding the provisions of Section 32 of the An Act Respecting the Special Powers of Legal Persons (Quebec), CIT Business Credit Canada Inc. may acquire and be the holder of any bond issued by a Credit Party (i.e. the fonde de pouvoir may acquire and hold the first bond issued under any deed of hypothec by such Credit Party). Each Credit Party, on its own behalf and on behalf of each of its subsidiaries, hereby acknowledges and agrees that such bond constitutes a title of indebtedness, as such term is used in
Article 2692 of the Civil Code of Quebec. CIT Business Credit Canada Inc. herein appointed and acting as fonde de pouvoir shall have the same rights, powers and immunities as the Agents as stipulated herein, including under this Section 9, which shall apply mutatis mutandis. Without limitation, the provisions of
Section 9.12 shall apply, mutatis mutandis, to the resignation and appointment of a successor of CIT Business Credit Canada Inc., acting as fonde de pouvoir.

SECTION 9.17 AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent's request therefor



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shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent's instructions.

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify by notice to the Canadian Administrative Agent, the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (a) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (b) if given by any other means (including by air courier), when delivered at the address specified on the signature pages hereto; provided that notices to the Administrative Agent, the Canadian Administrative Agent, any Lender or any Credit Party shall not be effective until actually and physically received. Any notice to be given to any Borrower or to all Borrowers pursuant to this Agreement or any of the other Financing Documents may be given to the Company or to any other Borrower, and if given to the Company or to any Borrower in the manner set forth in this Section 10.1, such notice shall be deemed to be effective notice to all Borrowers for purposes of this Agreement.

SECTION 10.2 AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Financing Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this
Section 10.2. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent and the Canadian Administrative Agent may, from time to time, (x) enter into with the Borrowers, written amendments, supplements or modifications hereto and to the other Financing Documents for the purpose of adding any provisions to this Agreement or to the other Financing Documents or changing in any manner the rights or obligations of the Lenders or the Borrowers hereunder or thereunder, or (y) waive at the Borrowers' request, on such terms and conditions as the Required Lenders or the Administrative Agent and the Canadian Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Financing Documents or any Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

(a) reduce the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation or of any scheduled installment thereof or reduce the stated rate of any interest or fee payable hereunder or extend the date of any payment thereof or modify any provision that provides for the ratable sharing by the Lenders (or any sub-set of the Lenders) of any payment or prepayment of Lender Indebtedness to provide for a non-ratable sharing thereof or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment or amend, modify or waive any provision of Section 2.11(f), (g), (h) or (i) or
         Section 2.20, in each case without the prior written consent of each Lender directly affected thereby;



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(b)      change the currency in which any Loan or Reimbursement Obligation is payable or amend, modify or waive any provision of this Section 10.2 or reduce the percentage specified in the definition of Required Lenders without the written consent of all of the Lenders.

(c) release any Guarantee or part of the Collateral having a value (determined at the lesser of market or book value) in excess of $5,000,000 without the written consent of all of the Lenders, except as expressly permitted hereby, provided that the Administrative Agent or the Canadian Administrative Agent, as applicable, may release (without consent from the Lenders) any Collateral, and may release a Credit Party from the Guarantees, if such Collateral or Credit Party, as applicable, is sold, transferred or otherwise disposed of as permitted by Section 7.4;

(d) amend, modify or waive any provision of Article 9 without the written consent of the Agent directly affected thereby;

(e) amend, modify or waive (1) any Letter of Credit Liability without the written consent of the applicable Issuing Bank or (2) any Letter of Credit without the consent of each Lender if such Letter of Credit, after giving effect to such amendment, modification or waiver, would no longer satisfy the requirements hereof if such Letter of Credit was being issued ab initio at such time, provided that in all cases other than clauses (1) or (2), only the consent of the applicable Issuing Bank shall be required to amend, modify or waive any Letter of Credit;

(f) amend the definitions of Canadian Borrowing Base, US Borrowing Base, Eligible Account Advance Percentage, Eligible Inventory Advance Percentage (other than to the extent already permitted to be reduced at the discretion of the Administrative Agent), Eligible Accounts or Eligible Inventory or any of the defined terms used in such definitions, without the written consent of the Administrative Agent and all of the Lenders;

(g) amend the definition of Block Event or any term or condition of this Agreement where such definition is referred to, without the written consent of all of the Lenders; or

(h) amend Section 2.26 or Section 2.27 without the consent of the US Swingline Lender and the Canadian Swingline Lender, respectively.

                  In addition, neither the Administrative Agent nor the Canadian Administrative Agent shall realize on any pledge of shares or stock forming part of the Collateral if such realization would result in the Lenders having beneficial ownership, control or title of any such pledged shares or stock, without the prior written consent of each Lender.

                  No consent of the Lenders shall be required in connection with any waiver or amendment of any of the Canadian Fee Letter, the US Fee Letter or any Swap Agreement. The Agents may, in their sole discretion in accordance with
Section 2.28 and the other terms of this Agreement, make Agent Advances without the consent of any Revolving Lender. Any waiver and any amendment, supplement or modification pursuant to this Section 10.2 shall apply to each of the Lenders and shall be binding upon each Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrowers, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Financing Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

SECTION 10.3 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Borrower, any Agent, any Issuing Bank or any Lender or any holder of any
Note in exercising any right or remedy under this Agreement or any other Financing Document and no course of dealing between any Borrower and any Agent, any Issuing Bank or any Lender or any holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under the Notes, this Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy under the Notes, this Agreement or any other Financing Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Borrower, any Agent, any Issuing Bank or any Lender would otherwise have. No notice to or demand on any Borrower not required under the Notes, this Agreement or any other Financing Document in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent, any Issuing Bank or the Lenders to any other or further action in any circumstances without notice or demand.

SECTION 10.4 PAYMENT OF EXPENSES, INDEMNITIES, ETC. Each Borrower agrees to (and shall be jointly and severally liable for):

(a) EXPENSES. Whether or not the transactions hereby contemplated are consummated, pay all out-of-pocket costs and expenses of the Administrative Agent, the Canadian Administrative Agent and each Issuing Bank in the administration (both before and after the execution hereof and including advice of Canadian and U.S. counsel for all Agents as to the rights and duties of such Agents with respect thereto) of, and in connection with the preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, interpretation of, and, during the continuance of a Default, refinancing, renegotiation or restructuring of, this Agreement, the Notes, and the other Financing Documents and any amendment, waiver or consent relating thereto (including, but not limited to, the fees and disbursements, for such purposes, of counsel for each Agent and, after Default, for any of the Lenders) and promptly reimburse each Agent for all amounts expended, advanced, or incurred by such Agent to satisfy any obligation of any Borrower under this Agreement or any other Financing Document; provided that, before the occurrence of a Default, all reimburseable out-of-pocket costs and expenses in connection with the preparation, execution and delivery of, and recording or filing of this Agreement, the Notes, and the other Financing Documents, or in connection with any amendment, waiver or consent relating thereto, shall be reasonable and, in the case of out-of-pocket legal fees and expenses, shall be limited to one Canadian law firm and one U.S. law firm acting on behalf of all Agents. Without limiting the foregoing, the

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         Borrowers shall pay to the Administrative Agent (i) all fees and expenses incurred by the Administrative Agent or the Canadian Administrative Agent in connection with any collateral audits permitted hereunder, (ii) all fees and/or verification costs incurred by the Administrative Agent or the Canadian Administrative Agent in connection with audits conducted against the Borrowers' property and assets, up to a maximum of $750 per person, per day, (iii) all inventory appraisal costs and expenses permitted to be incurred hereunder, and (iv) any other out-of-pocket expenses related to any of the foregoing.

(b) INDEMNIFICATION. INDEMNIFY EACH AGENT, EACH ISSUING BANK AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES FROM, HOLD EACH OF THEM HARMLESS AGAINST, AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, ANY AND ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (1) ANY ACTUAL OR PROPOSED USE BY ANY BORROWER OF THE PROCEEDS OF ANY OF THE LOANS; OR (2) ANY OTHER ASPECT OF THIS AGREEMENT, THE NOTES, AND THE FINANCING DOCUMENTS, INCLUDING BUT NOT LIMITED TO THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL (INCLUDING ALLOCATED COSTS OF INTERNAL COUNSEL) AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM, AND INCLUDING ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES ARISING BY REASON OF ORDINARY NEGLIGENCE OF EACH AGENT, EACH ISSUING BANK AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES; PROVIDED, HOWEVER, THE PROVISIONS OF THIS
         SECTION 10.4(b) SHALL NOT APPLY TO ANY ACTION, SUITS, PROCEEDINGS, CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES, OR EXPENSES TO THE EXTENT, BUT ONLY TO THE EXTENT, DETERMINED BY A FINAL AND NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION TO HAVE BEEN CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY SEEKING INDEMNIFICATION;

(c) ENVIRONMENTAL INDEMNIFICATION. INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME EACH AGENT, THE ISSUING BANKS AND THE LENDERS, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS

         AND ASSIGNS OF EACH OF THE FOREGOING FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT AND INCLUDING ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF EACH AGENT, THE ISSUING BANKS AND THE LENDERS, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO ANY BORROWER OR ANY OF THEIR RESPECTIVE PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR RESPECTIVE PROPERTIES, AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY ANY CREDIT PARTY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO ANY CREDIT PARTY, DUE TO PAST OWNERSHIP BY ANY CREDIT PARTY OF ANY OF THEIR RESPECTIVE PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR RESPECTIVE PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY ANY CREDIT PARTY, OR ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER FINANCING DOCUMENT; PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 10.4(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING PRIMARILY FROM THE ACTS OR OMISSIONS OF AN AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED ACTUAL PHYSICAL POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE); AND

(d) ENVIRONMENTAL WAIVER. WITHOUT LIMITING THE FOREGOING PROVISIONS, EACH BORROWER HEREBY DOES WAIVE, RELEASE AND COVENANT NOT TO BRING AGAINST ANY OF THE PERSONS INDEMNIFIED IN THIS SECTION 10.4 ANY DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT THEY MAY NOW OR HEREAFTER HAVE OR ACCRUE (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) ARISING FROM ANY ENVIRONMENTAL LAW NOW OR HEREAFTER ENACTED (INCLUDING

         THOSE APPLICABLE TO ANY BORROWER) UNLESS THE ACTS OR OMISSIONS OF ANY SUCH PERSON OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, COST RECOVERY ACTION OR LAWSUIT, THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY ANY CREDIT PARTY, OR THE BREACH OR NON-COMPLIANCE BY ANY CREDIT PARTY WITH ANY ENVIRONMENTAL LAW OR ENVIRONMENTAL COVENANT APPLICABLE TO ANY BORROWER, UNLESS THE ACTS OR OMISSIONS OF SUCH PERSON, ITS SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT.

Each Borrower's obligations under this Section 10.4 shall survive any termination of this Agreement and the payment of the Notes.

SECTION 10.5 RIGHT OF SETOFF. Subject to the rights of the Agents and the Lenders contained in Section 9.11 hereof, in addition to and not in limitation of all rights of offset that any Lender or any Issuing Bank may have under applicable law, each Lender shall, upon the occurrence of any Event of Default and at any time during the continuance thereof and whether or not such Lender has made any demand or any of the Borrowers' obligations are matured, have the right at any time and from time to time, without notice to any Credit Party (any such notice being expressly waived by each Borrower) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Lender to or for the credit or the account of the applicable Borrower against any and all of the Lender Indebtedness owing to such Lender by such Borrower then outstanding, subject to the provisions of Section 2.11(f), (g), (h) and (i).

SECTION 10.6 BENEFIT OF AGREEMENT. The Notes, this Agreement and the other Financing Documents shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, provided that no Borrower may assign or transfer any of its interest hereunder or thereunder without the prior written consent of each Lender.

SECTION 10.7      SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void). Except as otherwise expressly provided herein, nothing in this Agreement shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) by executing, and causing the assignee thereof to execute, an assignment and acceptance in the form attached hereto as Exhibit K ("ASSIGNMENT AND ACCEPTANCE"); provided, that, (1) except in the case of an assignment to a Lender or an Affiliate of a Lender (other than an assignment by a Canadian Revolving Lender to a Lender or an Affiliate which is not a resident of Canada for purposes of the Income Tax Act (Canada)), each of the Borrowers and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Credit Commitment or any Lender's obligations in respect of its Revolving Credit Exposure, any Issuing Bank which has outstanding a Letter of Credit) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (2) except in the case of an assignment of the entire remaining amount of an assigning Revolving Lender's and its Related Affiliate's Revolving Credit Commitments, the aggregate amount of the Revolving Credit Commitments assigned to an assignee and its Related Affiliates, and the aggregate amount of the Revolving Credit Commitments retained by the assignor and its Related Affiliates after giving effect to such assignment, shall be not less than $7,500,000 (provided that if the Revolving Credit Commitments have expired or terminated, such limits shall apply to the amount of Revolving Credit Exposure assigned and retained), (3) no US Revolving Lender shall assign all or any part of its US Revolving Credit Commitment or US Revolving Credit Loans unless such Lender (and its Related Affiliate if applicable) assigns the same percentage of its Canadian Revolving Credit Commitment and Canadian Revolving Credit Loans to the same assignee (or Related Affiliate of the same assignee), (4) no Canadian Revolving Lender shall assign all or any part of its Canadian Revolving Credit Commitment or Canadian Revolving Credit Loans unless such Lender (and its Related Affiliate if applicable) assigns the same percentage of its US Revolving Credit Commitment and US Revolving Credit Loans to the same assignee (or Related Affiliate of the same assignee), (5) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (6) the assignee, if it shall not already be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrowers otherwise required under this paragraph shall not be required if a Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to Section 10.7(d), from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.17, Section 2.19, Section 2.21 and Section 10.4, and shall continue to be bound by all provisions contained herein providing for indemnification or reimbursement of the Administrative Agent or the Canadian Administrative Agent or such Lender, to the extent the event or condition giving rise to such indemnification or reimbursement arose or existed while the assigning Lender was a Lender). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with this Section 10.7(b). Notwithstanding the foregoing, the US Swingline Lender shall not be permitted to make a partial assignment of the US Swingline Commitment and the Canadian Swingline Lender shall not be permitted to make a partial assignment of the Canadian Swingline Commitment. Notwithstanding anything contained in this Agreement to the contrary, (i) no assignee of a Canadian Revolving Lender shall be permitted to seek any indemnification for, or the payment of, any Indemnified Taxes or Other Taxes described in Section
         2.21 hereof or any penalties, interest and reasonable expenses arising therefrom or with respect thereto from the Canadian Borrowers, unless amounts payable to the Lender from which the assignee received its assignment (the "assignor") would have also been subject to, or such assignor would have also been required to pay, such Indemnified Taxes or Other Taxes and (ii) no assignee of a US Revolving Lender shall be permitted to seek any indemnification for, or the payment of, any Indemnified Taxes or Other Taxes described in Section 2.21 hereof or any penalties, interest and reasonable expenses arising therefrom or with respect thereto from the US Borrowers, unless amounts payable to the assignor would have also been subject to, or such assignor would have also been required to pay, such Indemnified Taxes or Other Taxes; provided, however, that the limitations contained in this sentence shall not apply to any assignees who are assigned their interests hereunder after a Default or Event of Default.

(c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and Reimbursement Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by each Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in
         Section 10.7(b) and any written consent to such assignment required by
         Section 10.7(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(e) Any Lender may, without the consent of any Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans and Reimbursement Obligations owing to
         it); provided that (1) such Lender's obligations under this Agreement shall remain unchanged, (2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
         (3) each Borrower, the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (4) any Canadian Revolving Lender that intends to sell a participation to a Person which is not a resident of Canada for purposes of the Income Tax Act (Canada) shall give prior written notice thereof to the Canadian Borrowers. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 10.2(a) or Section 10.2(b) that affects such Participant, and no US Revolving Lender shall sell any participation in its US Revolving Credit Commitments or US Revolving Credit Loans unless such Lender (or its Related Affiliate) sells a participation interest of an equal percentage of its Canadian Revolving Credit Commitment and Canadian Revolving Credit Loans to the same Participant or a Related Affiliate of such Participant, and no Canadian Revolving Lender shall sell any participation in its Canadian Revolving Credit Commitments or Canadian Revolving Credit Loans unless such Lender (or its Related Affiliate) sells an equal percentage of its US Revolving Credit Commitment and US Revolving Credit Loans to the same Participant or a Related Affiliate of such Participant. Subject to this Section 10.7(e), each Borrower agrees that each Participant shall be entitled to the benefits of Section 2.17, Section 2.19 and Section
         2.21 to the same extent as the Lender from which it acquired the participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.5 as though it were a Lender, provided such Participant agrees to be subject to Section 2.20 as though it were a Lender.

(f) A Participant shall not be entitled to receive any greater payment under Section 2.19 or Section 2.21 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

(g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 10.7 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Subject to Section 10.12, each Borrower authorizes each Lender to disclose to any Participant or assignee (each, a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the Borrowers and their Affiliates which has been delivered to such Lender by or on behalf of any Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of any Borrower in connection with such Lender's credit evaluation of the Borrowers and their Affiliates prior to becoming a party to this Agreement. No assignment or participation made or purported to be made to any Transferee shall be effective without the prior written consent of the Borrowers if it would require it to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Company shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Transferee to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

SECTION 10.8 GOVERNING LAW; SUBMISSION TO JURISDICTION; ETC.

(a) GOVERNING LAW; SUBMISSION TO JURISDICTION; ETC. This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Province of Ontario, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or any other Financing Document or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in Ontario. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank, or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Financing Document against a Borrower or any other Credit Party or its properties in the courts of any other jurisdiction. Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in this Section 10.8(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any forum non conveniens defence to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

(b) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS
         (i) IRREVOCABLY AND UNCONDITIONALLY

         WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.8.

(c) WAIVER OF CONSEQUENTIAL DAMAGES. To the maximum extent allowed by applicable law, each Borrower, each Agent, the Issuing Banks and the Lenders (1) irrevocably waive any right each may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages; (2) certifies that no party hereto nor any representative or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waiver; and (3) acknowledges that it has been induced to enter into this Agreement, the other Financing Documents and the transactions contemplated hereby and thereby based upon, among other things, the mutual waivers and certifications contained in this
         Section 10.8.

(d)      JUDGMENT CURRENCY.

         (i) If, for the purpose of obtaining or enforcing any judgment against any Borrowers or any Credit Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 10.8(d) referred to as the "JUDGMENT CURRENCY") an amount due under any Financing Document in any currency (the "OBLIGATION CURRENCY") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date, or (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 10.8(d) being hereinafter in this Section 10.8(d) referred to as the "JUDGMENT CONVERSION DATE ").

         (ii) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 10.8(d)(i), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Borrower or Credit Party shall pay such additional amount (if any, but in any event not lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from a Borrower or Credit Party under Section 10.8(d)(ii) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

         (iii) The term "RATE OF EXCHANGE" in this Section 10.8(d) means the rate of exchange at which the Administrative Agent would, on the relevant date at or about 12:00 noon (Eastern time), be prepared to sell the Obligation Currency against the Judgment Currency.

SECTION 10.9 INDEPENDENT NATURE OF LENDERS' RIGHTS. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

SECTION 10.10 INVALIDITY. In the event that any one or more of the provisions contained in the Notes, this Agreement or in any other Financing Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, (a) each Borrower agrees that such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Financing Document and (b) each Borrower and the Administrative Agent (acting on behalf and at the direction of the Lenders) and the Canadian Administrative Agent (acting on behalf and at the direction of the Canadian Revolving Lenders) will negotiate in good faith to amend such provision so as to be legal, valid, and enforceable.

SECTION 10.11 RENEWAL, EXTENSION OR REARRANGEMENT. All provisions of this Agreement and of any other Financing Documents relating to the Notes or other Lender Indebtedness shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Lender Indebtedness originally represented by the Notes, or of any part of such other Lender Indebtedness.

SECTION 10.12 CONFIDENTIALITY. The Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder,
(f) to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (provided that prior to such disclosure, such Person has agreed in favour of the Borrowers to be bound by this Section 10.12), (g) with the written consent of the Borrowers or (h) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 10.12 or (2) becomes available to the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis from a source other than a Borrower. For the purposes of this Section 10.12, "INFORMATION" means all information marked "Confidential" that is received from any Borrower relating to a Borrower or its business, other than any such information that is available to the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by a Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section 10.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each Borrower acknowledges that the Administrative Agent or the Canadian Administrative Agent may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which a Credit Party may have conflicting interests regarding the transactions contemplated by this Agreement or the other Financing Documents. Each Borrower also acknowledges that the Administrative Agent and the Canadian Administrative Agent has no obligation to use in connection with the transactions contemplated by this Agreement or the other Financing Documents, or to furnish to any Credit Party, confidential information obtained from other companies. Notwithstanding the foregoing, the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders (and each employee, representative, or other agent of thereof) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by the Financing Documents and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders relating to such tax treatment and tax structure.

SECTION 10.13 INTEREST. It is the intention of the parties hereto to conform strictly to usury laws applicable to each Agent, the Issuing Banks and the Lenders (collectively, the "FINANCING PARTIES") and the Transactions. Accordingly, if the Transactions would be usurious as to any Financing Party under laws applicable to it, then, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Financing Document or agreement entered into in connection with the Transactions or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Financing Party that is contracted for, taken, reserved, charged or received by such Financing Party under the Notes, this Agreement or under any of such other Financing Documents or agreements or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount allowed by such applicable law, (b) in the event that the maturity of the Notes is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Financing Party may never include more than the maximum amount allowed by such applicable law, and (c) excess interest, if any, provided for in this Agreement or otherwise in connection with the Transactions shall be canceled automatically by such Financing Party and, if theretofore paid, shall be credited by such Financing Party on the principal amount of the Borrowers' Indebtedness to such Financing Party (or, to the extent that the principal amount of the Borrowers' Indebtedness to such Financing Party shall have been or would thereby be paid in full, refunded by such Financing Party to the Borrowers). The right to accelerate the maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Financing Parties do not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Financing Parties for the use, forbearance or detention of sums included in the Lender Indebtedness shall, to the extent permitted by law applicable to such Financing Party, be amortized, prorated, allocated and spread throughout the full term of the Notes until payment in full so that the rate or amount of interest on account of the Lender Indebtedness does not exceed the applicable usury ceiling, if any. As used in this Section 10.13, the terms "APPLICABLE LAW" or "LAWS APPLICABLE TO ANY FINANCING PARTY" means the law of any jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement, or law of the United States of America or Canada applicable to any Financing Party and the Transactions which would permit such Financing Party to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law.

SECTION 10.14 ENTIRE AGREEMENT. The Notes, this Agreement and the other Financing Documents embody the entire agreement and understanding between the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders and the other respective parties hereto and thereto and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous agreements of the parties. There are no unwritten oral agreements between the parties.

SECTION 10.15 ATTACHMENTS. The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

SECTION 10.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

SECTION 10.17 SURVIVAL OF INDEMNITIES. The Borrowers' obligations under Section 2.17, Section 2.19, Section 2.21 and Section 10.4, and the Lenders' obligations under Section 9.7, shall survive the payment in full of the Loans and the Letter of Credit Liabilities and the termination of this Agreement.

SECTION 10.18 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement, and the table of contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

SECTION 10.19 EXCULPATION PROVISIONS. Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the other Financing Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the other Financing Documents; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the other Financing Documents; and has received the advice of its attorneys in entering into this Agreement and the other Financing Documents; and that it recognizes that certain of the terms of this Agreement and the other Financing Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the other Financing Documents on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

SECTION 10.20 SECURED AFFILIATE; CASH MANAGEMENT AFFILIATE. For purposes of this Agreement and all other Financing Documents (other than applicable Swap Agreements and Cash Management Agreements), if a Secured Affiliate or Cash Management Affiliate of a Lender has entered into one or more Swap Agreements or Cash Management Agreements with any Credit Party, then to the extent that such Secured Affiliate or Cash Management Affiliate has rights against or is owed obligations by (or if the affiliated Lender, rather than the Secured Affiliate or Cash Management Affiliate, were the counter-party to the applicable Swap Agreement or the other party to the applicable Cash Management Agreement, such rights or obligations that such Lender has) the Borrowers hereunder or under any other Financing Document (other than applicable Swap Agreements and Cash Management Agreements), such affiliated Lender shall be the agent and attorney-in-fact for such Secured Affiliate or Cash Management Affiliate with regard to any such rights and obligations, or deemed rights and obligations, as if such Lender were the counter-party to the applicable Swap Agreement or the other party to the applicable Cash Management Agreement including, but not limited to, the following: (a) all distributions or payments in respect of Collateral owing to such Secured Affiliate or Cash Management Affiliate shall be distributed or paid to such Lender, (b) all representations, statements or disclaimers made herein or in any Financing Document by or to such Lender shall be deemed to have been made by or to such Secured Affiliate or Cash Management Affiliate, (c) all obligations incurred by such Lender that would have been incurred by the Secured Affiliate or Cash Management Affiliate if it were a party hereto (including, but not limited to, obligations under Section 9.6) shall be the obligations of such Lender, and such Lender, as the agent and attorney-in-fact of its Secured Affiliate or Cash Management Affiliate, will make any and all payments owing to the Administrative Agent with respect to such obligations or deemed obligations of its Secured Affiliate or Cash Management Affiliate. Each such Lender represents, warrants and covenants to and with the Administrative Agent and the Canadian Administrative Agent that such Lender has, or at all applicable times will have, full power and authority to act as Agent and attorney-in-fact for its Secured Affiliates or Cash Management Affiliates. Under no circumstance shall any Secured Affiliate or Cash Management Affiliate have any voting rights hereunder and the voting rights of any affiliated Lender shall not be increased by virtue of the obligations owing to any such Secured Affiliate or Cash Management Affiliate.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


US BORROWERS:                        GERDAU AMERISTEEL PERTH AMBOY,
                                     INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: VP, Secretary, Treasurer & CFO
                                            ------------------------------------

                                     GERDAU AMERISTEEL SAYREVILLE INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: VP, Secretary, Treasurer & CFO
                                            ------------------------------------

                                     GERDAU AMERISTEEL LAKE ONTARIO INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: VP, Secretary, Treasurer & CFO
                                            ------------------------------------

                                     MFT ACQUISITION CORP.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Assistant Secretary
                                            ------------------------------------

                                     PORTER BROS. CORPORATION

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Secretary & Treasurer
                                            ------------------------------------

                                     GERDAU AMERISTEEL US INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Assistant Secretary
                                            ------------------------------------

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS



                                     GUSAP PARTNERS, BY ITS PARTNERS GERDAU
                                     AMERISTEEL CAMBRIDGE INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: President
                                            ------------------------------------

                                     and

                                     GERDAU AMERISTEEL MRM SPECIAL SECTIONS INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Secretary & Treasurer
                                            ------------------------------------

                                     GERDAU AMERISTEEL DISTRIBUTION US INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Treasurer
                                            ------------------------------------

                                     PASUG LLC

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Assistant Secretary
                                            ------------------------------------

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


CANADIAN BORROWERS:                  GERDAU AMERISTEEL CORPORATION

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: VP Cambridge Mill, VP Administration
                                            Canada & Assistant Secretary
                                            ------------------------------------

                                     GERDAU AMERISTEEL CAMBRIDGE INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Secretary & Treasurer
                                            ------------------------------------

                                     GERDAU AMERISTEEL DISTRIBUTION CANADA LTD.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Treasurer
                                            ------------------------------------


                                     GERDAU AMERISTEEL MRM SPECIAL SECTIONS INC.

                                     By: /s/ Glen Beeby
                                         ---------------------------------------
                                     Name: Glen Beeby
                                           -------------------------------------
                                     Title: Secretary & Treasurer
                                            ------------------------------------

                                     Address for notice for all Borrowers:

                                     5100 WEST LEMON STREET, SUITE 312
                                     TAMPA, FLORIDA  33609
                                     Attn: Tom Landa
                                           -------------------------------------
                                     Fax: 813-207-2300
                                          --------------------------------------
                                     Phone: 813-207-2328
                                            ------------------------------------

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


LENDERS:                             THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     as the Administrative Agent, the Collateral
                                     Agent and the Co-Lead Arranger and a US
                                     Revolving Lender

                                     By:    /s/ Neal Mulford
                                            ------------------------------------
                                     Name:  Neal Mulford
                                            ------------------------------------
                                     Title: Vice President
                                            ------------------------------------


                                     Address:   90 Ashwood Parkway, Atlanta, GA
                                     Attention: Neal Mulford
                                     Telephone: (770) 522-7672
                                     Telecopy:  (770) 522-7673

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                               CIT BUSINESS CREDIT CANADA INC., as the
                               Canadian Administrative Agent, the Canadian
                               Collateral Agent, the Co-Lead Arranger and a Canadian Revolving Lender


                               By:    /s/ Dennis McCluskey
                                      ------------------------------------
                               Name:  Dennis McCluskey
                                      ------------------------------------
                               Title: President & CEO
                                      ------------------------------------

                               Address:   207 Queens Quay West, Toronto, Ontario
                               Attention: Dennis McCluskey
                               Telephone: (416) 507-2400
                               Telecopy:  (416) 507-5120

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    BANK OF AMERICA, N.A., as the Syndication
                                    Agent and as a US Revolving Lender

                                    By:    /s/  Bob Walker
                                           ------------------------------------
                                    Name:  Bob Walker
                                           ------------------------------------
                                    Title: SVP
                                           ------------------------------------

                                    Address:   600 Peachtree Street, Atlanta, GA
                                    Attention:
                                    Telephone: 404-607-5387
                                     Telecopy:

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                              BANK OF AMERICA, N.A. (ACTING THROUGH ITS
                              CANADIAN BRANCH), as a Canadian Revolving
                              Lender

                              By:    /s/ Jeffrey D. Burton
                                     -------------------------------------------
                              Name:  Jeffrey D. Burton
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------

                              Address:   200 Front Street West, Toronto, Ontario
                              Attention: Teresa Tsui
                              Telephone: (416) 349-5390
                              Telecopy:  (416) 349-4282

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

                                     JPMORGAN CHASE BANK (TORONTO BRANCH),
                                     as a Canadian Revolving Lender


                                     By:    /s/ James H. Ramage
                                            ------------------------------------
                                     Name:  James H. Ramage
                                            ------------------------------------
                                     Title: Managing Director
                                            ------------------------------------

                                     Address:   4th Floor, 270 Park Avenue,
                                                New York, NY
                                     Attention: James H. Ramage
                                     Telephone: (212) 270-1373
                                     Telecopy:  (212) 270-4724

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                     JPMORGAN CHASE BANK, as a US Revolving
                                     Lender


                                     By:    /s/ James H. Ramage
                                            ------------------------------------
                                     Name:  James H. Ramage
                                            ------------------------------------
                                     Title: Managing Director
                                            ------------------------------------

                                     Address:   4th Floor, 270 Park Avenue,
                                                New York, NY
                                     Attention: James H. Ramage
                                     Telephone: (212) 270-1373
                                     Telecopy:  (212) 270-4724

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS

                        GE CANADA FINANCE INC., as the Co-
                        Documentation Agent, a US Revolving Lender and a Canadian Revolving Lender

                        By: /s/ Ellis Gaston
                            -------------------------------------------------
                        Name: Ellis Gaston
                              -----------------------------------------------
                        Title: VP Risk
                               ----------------------------------------------

                        Address: 500 West Monroe St., 12th Floor, Chicago, IL
                        Attention: Catsha Reed
                        Telephone: (312) 441-6957
                        Telecopy:   (312) 463-3844

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                  LASALLE BUSINESS CREDIT LLC, as a US
                  Revolving Lender


                  By: /s/ Bruce Denby
                      ----------------------------------------------------
                  Name: Bruce Denby
                        --------------------------------------------------
                  Title: Group Senior Vice President
                         -------------------------------------------------

                  Address: 135 S. LaSalle St., Suite 425, Chicago IL 60603
                  Attention: Raphael Shin
                  Telephone: 312-904-8778
                  Telecopy:  312-904-6450

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                          ABN AMRO BANK N.V., CANADA BRANCH,
                          as a Canadian Revolving Lender


                          By:    /s/ Darcy Mack            /s/ Keith Hughes
                                 -----------------------------------------------
                          Name:  Darcy Mack                Keith Hughes
                                 -----------------------------------------------
                          Title: VP Asset Based Lending    Senior Vice President
                                 -----------------------------------------------

                          Address:   Suite 1500, Maritime Life Tower
                                     79 Wellington Street West
                                     P.O. Box 114, Toronto Dominion Centre
                                     Toronto, Ontario M5K 1G8
                          Attention: Darcy Mack
                          Telephone: (416) 367-7967
                          Telecopy:  (416) 367-7943

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                               DATED JUNE 20, 2003
                                  BY AND AMONG
  GERDAU AMERISTEEL CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
        THE CIT GROUP/BUSINESS CREDIT, INC., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
                 BANK OF AMERICA, N.A, AS THE SYNDICATION AGENT,
    BANC OF AMERICA SECURITIES, LLC., AS CO-LEAD ARRANGER AND CO-BOOK RUNNER, J.P. MORGAN SECURITIES INC., AS THE CO-DOCUMENTATION AGENT AND CO-BOOK RUNNER,
              GE CANADA FINANCE INC., AS THE CO-DOCUMENTATION AGENT
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                     THE TORONTO-DOMINION BANK, as a
                                     Canadian Revolving Lender


                                     By: /s/ Gary Nevison      /s/ Craig Scott
                                         --------------------  -----------------
                                     Name: Gary Nevison        Craig Scott
                                           ------------------  -----------------
                                     Title: Vice President     Managing Director
                                            -----------------  -----------------

                                     Address: 66 Wellington St. W., 8th Floor
                                              Toronto, Ontario M5K 1A2
                                     Attention: Gary Nevison
                                     Telephone: (416) 308-0015
                                     Telecopy:  (416) 944-5630

                                     TORONTO DOMINION (TEXAS), INC., as a
                                     US Revolving Lender


                                     By: /s/ Debbie A. Greene
                                         ---------------------------------------
                                     Name: Debbie A. Greene
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                     Address: 909 Fannin, 17th Flr.,
                                              Houston, TX 77010
                                     Attention: Debbie A. Greene
                                     Telephone: 713-653-8245
                                     Telecopy:  713-951-9921

                                     ANNEX I


                                  US REVOLVING CREDIT     CANADIAN REVOLVING         TOTAL REVOLVING CREDIT
             LENDER                    COMMITMENTS        CREDIT COMMITMENTS               COMMITMENTS
--------------------------------- ---------------------- ---------------------- ----------------------------------
Bank of America, N.A.*               $61,071,428.57               Nil                    $61,071,428.57
--------------------------------- ---------------------- ---------------------- ----------------------------------
Bank of America, N.A. (acting              Nil              $33,928,571.43               $33,928,571.43
through its Canadian Branch)*
--------------------------------- ---------------------- ---------------------- ----------------------------------
CIT Business Credit Canada                 Nil              $26,785,714.29               $26,785,714.29
Inc.**
--------------------------------- ---------------------- ---------------------- ----------------------------------
The CIT Group/Business Credit,       $48,214.285.71               Nil                    $48,214,285.71
Inc.**
--------------------------------- ---------------------- ---------------------- ----------------------------------
JPMorgan Chase Bank***               $38,571,428.57               Nil                    $38,571,428.57
--------------------------------- ---------------------- ---------------------- ----------------------------------
JPMorgan Chase Bank (Toronto               Nil              $21,428,571.43               $21,428,571.43
Branch)***
--------------------------------- ---------------------- ---------------------- ----------------------------------
GE Canada Finance Inc.               $38,571,428.57         $21,428,571.43               $60,000,000.00
--------------------------------- ---------------------- ---------------------- ----------------------------------
Lasalle Business Credit LLC****      $22,500,000.00               Nil                    $22,500,000.00
--------------------------------- ---------------------- ---------------------- ----------------------------------
ABN AMRO Bank N.V., Canada                 Nil              $12,500,000.00               $12,500,000.00
Branch****
--------------------------------- ---------------------- ---------------------- ----------------------------------
The Toronto-Dominion Bank*****             Nil               $8,928,571.43                $8,928,571.43
--------------------------------- ---------------------- ---------------------- ----------------------------------
Toronto Dominion (Texas),            $16,071,428.57               Nil                    $16,071,428.57
Inc.*****
--------------------------------- ---------------------- ---------------------- ----------------------------------
Total                                $225,000,000.00        $125,000,000.00              $350,000,000.00
--------------------------------- ---------------------- ---------------------- ----------------------------------



                    US SWINGLINE LENDER                                    US SWINGLINE COMMITMENT
  --------------------------------------------------------- -------------------------------------------------------
  The CIT Group/Business Credit, Inc.                                            $25,000,000
  --------------------------------------------------------- -------------------------------------------------------
                 CANADIAN SWINGLINE LENDER                              CANADIAN SWINGLINE COMMITMENT
  --------------------------------------------------------- -------------------------------------------------------
  CIT Business Credit Canada Inc.                                                $15,000,000
  --------------------------------------------------------- -------------------------------------------------------


*        Related Affiliates
**       Related Affiliates
***      Related Affiliates
****     Related Affiliates
*****    Related Affiliates


SCHEDULES
---------
Schedule 1.1(A)            Permitted Reorganizations
Schedule 1.1(B)            Projections
Schedule 3.1(h)            List of Stock Certificates
Schedule 3.1(i)            List of Regulatory Approvals, Consents and Waivers
Schedule 5.10              Canadian Employee Benefits Disclosures
Schedule 5.15              Compliance with Laws
Schedule 5.19              Capital Structure
Schedule 5.20              Insurance
Schedule 5.21              Environmental Matters
Schedule 5.24              Real Property Locations
Schedule 5.26              Indebtedness
Schedule 5.28              Material Contracts
Schedule 7.2               Permitted Indebtedness
Schedule 7.3               Permitted Liens
Schedule 7.6               Permitted Investments
Schedule 7.18              Bank Accounts



EXHIBITS
--------
Exhibit A                  Form of Bailee's Letter
Exhibit B-1                Form of US Borrowing Base Report
Exhibit B-2                Form of Canadian Borrowing Base Report
Exhibit C-1                Form of Borrowing Request (US Revolving Credit Loan)
Exhibit C-2                Form of Borrowing Request (Canadian Revolving Credit Loans)
Exhibit C-3                Form of Request for US Letters of Credit
Exhibit C-4                Form of Request for Canadian Letters of Credit
Exhibit C-5                Form of Borrowing Request (US Swingline Loans)
Exhibit D-1                Form of Canadian Revolving Credit Note (C$)
Exhibit D-2                Form of Canadian Revolving Credit Note (US$)
Exhibit E-1                Form of Canadian Swingline Note (C$)
Exhibit E-2                Form of Canadian Swingline Note (US$)
Exhibit F                  Form of Certificate of Effectiveness
Exhibit G                  Form of Perfection Certificate and Perfection Certificate Update
Exhibit H                  Form of US Revolving Credit Note
Exhibit I                  Form of US Swingline Note
Exhibit J                  Form of No Default/Compliance Certificate
Exhibit K                  Form of Assignment and Acceptance



                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
                                                     ARTICLE 1
                                             DEFINITIONS; CONSTRUCTION

Section 1.1       Definitions....................................................................................2
Section 1.2       Terms Generally...............................................................................43
Section 1.3       Accounting Terms; GAAP........................................................................44

                                                      ARTICLE 2
                                              AMOUNT AND TERMS OF LOANS

Section 2.1       Loans and Commitments.........................................................................45
Section 2.2       Borrowing Requests............................................................................48
Section 2.3       Letters of Credit.............................................................................51
Section 2.4       Disbursement of Funds.........................................................................58
Section 2.5       Notes and Maturity............................................................................61
Section 2.6       Interest .....................................................................................62
Section 2.7       Interest Periods..............................................................................63
Section 2.8       Commitment Adjustment Mechanism...............................................................64
Section 2.9       Repayment of Loans............................................................................65
Section 2.10      Voluntary Adjustment, Termination or Reduction of Revolving Credit Commitments; Extensions....68
Section 2.11      Mandatory Prepayments; Voluntary Prepayments; Order of Application............................69
Section 2.12      Continuation and Conversion Options...........................................................74
Section 2.13      Fees..........................................................................................75
Section 2.14      Payments, etc.................................................................................77
Section 2.15      Interest Rate Not Ascertainable, etc..........................................................78
Section 2.16      Illegality....................................................................................78
Section 2.17      Increased Costs...............................................................................80
Section 2.18      Change of Lending Office......................................................................81
Section 2.19      Funding Losses................................................................................81
Section 2.20      Sharing of Payments, etc......................................................................82
Section 2.21      Taxes.........................................................................................83
Section 2.22      Pro Rata Treatment............................................................................84
Section 2.23      Replacement of Lenders........................................................................85
Section 2.24      Advances of Revolving Credit Loans to Satisfy Lender Indebtedness.............................85
Section 2.25      Joint and Several Liability of US Borrowers; Rights of Contribution among US Borrowers........85
Section 2.26      Participations in US Swingline Loans..........................................................87
Section 2.27      Participations in Canadian Swingline Loans....................................................88
Section 2.28      Administrative Agent Advances; Participations.................................................88
Section 2.29      New Appraisals................................................................................90


                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
                                                                                                              ----
Section 2.30      65% Advance Rate Period.......................................................................90
Section 2.31      Financing Structure Availability..............................................................91

                                                      ARTICLE 3
                                              CONDITIONS TO BORROWINGS

Section 3.1       Closing.......................................................................................93
Section 3.2       Conditions Precedent to All Loans and Letters of Credit.......................................98

                                                      ARTICLE 4
                                                      SECURITY

Section 4.1       Security Granted by US Credit Parties.........................................................99
Section 4.2       Security Granted by Canadian Credit Parties...................................................99
Section 4.3       Establishment of US Lockbox..................................................................100
Section 4.4       Establishment of Canadian Lockbox............................................................100
Section 4.5       Establishment of US Blocked Account; Dominion and Control; Operation of
                           US Blocked Account and PASUG Operating Account......................................101
Section 4.6       Establishment of Canadian Blocked Account; Dominion and Control..............................102

                                                      ARTICLE 5
                                           REPRESENTATIONS AND WARRANTIES

Section 5.1       Corporate Existence..........................................................................103
Section 5.2       Corporate Power and Authorization............................................................103
Section 5.3       Binding Obligations..........................................................................103
Section 5.4       No Legal Bar or Resultant Lien...............................................................103
Section 5.5       No Consent...................................................................................103
Section 5.6       Financial Information........................................................................104
Section 5.7       Litigation...................................................................................104
Section 5.8       Use of Proceeds; Distribution of Proceeds....................................................104
Section 5.9       US Employee Benefits.........................................................................105
Section 5.10      Canadian Employee Benefits...................................................................106
Section 5.11      Taxes; Governmental Charges..................................................................106
Section 5.12      Titles, etc..................................................................................106
Section 5.13      Defaults.....................................................................................106
Section 5.14      Casualties; Taking of Properties.............................................................107
Section 5.15      Compliance with the Law......................................................................107
Section 5.16      No Material Misstatements....................................................................107
Section 5.17      Investment Company Act.......................................................................107
Section 5.18      Margin Stock; Public Utility Holding Company Act.............................................107
Section 5.19      Capital Structure............................................................................108
Section 5.20      Insurance....................................................................................108


                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
                                                                                                              ----
Section 5.21      Environmental Matters........................................................................108
Section 5.22      Solvency.....................................................................................109
Section 5.23      Employee Matters.............................................................................109
Section 5.24      Real Property................................................................................110
Section 5.25      Perfection Certificate; Schedules to other Financing Documents...............................110
Section 5.26      Existing Indebtedness........................................................................110
Section 5.27      144A Transaction Documents...................................................................110
Section 5.28      Material Contracts...........................................................................110
Section 5.29      [Intentionally Deleted.].....................................................................110
Section 5.30      Accounts.....................................................................................111
Section 5.31      Tax Shelter Registration.....................................................................111
Section 5.32      Representations With Respect to Certain Credit Parties.......................................111

                                                      ARTICLE 6
                                                AFFIRMATIVE COVENANTS

Section 6.1       Maintenance and Compliance, etc..............................................................112
Section 6.2       Payment of Taxes and Claims, etc.............................................................112
Section 6.3       Further Assurances...........................................................................112
Section 6.4       [Intentionally Deleted.].....................................................................112
Section 6.5       Insurance....................................................................................112
Section 6.6       Accounts and Records.........................................................................113
Section 6.7       Right of Inspection..........................................................................113
Section 6.8       [Intentionally Deleted.].....................................................................113
Section 6.9       Collateral Reports...........................................................................113
Section 6.10      Reporting Covenants..........................................................................114
Section 6.11      Financing Entities...........................................................................118
Section 6.12      Fixed Charge Coverage Ratio; Minimum Availability............................................120

                                                      ARTICLE 7
                                                 NEGATIVE COVENANTS

Section 7.1       [Intentionally Deleted.].....................................................................121
Section 7.2       Indebtedness.................................................................................121
Section 7.3       Liens........................................................................................123
Section 7.4       Mergers, Sales, Etc..........................................................................124
Section 7.5       Equity Distributions.........................................................................125
Section 7.6       Investments, Loans, etc......................................................................126
Section 7.7       Sales and Leasebacks.........................................................................127
Section 7.8       Nature of Business...........................................................................128
Section 7.9       ERISA/Pension Compliance.....................................................................128


                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
                                                                                                              ----
Section 7.10      Sale or Discount of Receivables..............................................................129
Section 7.11      Negative Pledge Agreements...................................................................129
Section 7.12      Transactions with Affiliates.................................................................129
Section 7.13      Unconditional Purchase Obligations...........................................................130
Section 7.14      Equity.......................................................................................130
Section 7.15      Capital Expenditures.........................................................................130
Section 7.16      [Intentionally Deleted.].....................................................................130
Section 7.17      Acquisitions; Creation of Subsidiaries.......................................................130
Section 7.18      Accounts.....................................................................................131
Section 7.19      Other Restrictive Agreements.................................................................132
Section 7.20      Modifications to Indebtedness Agreements.....................................................132
Section 7.21      Fiscal Year..................................................................................132
Section 7.22      Modification of 144A Documents...............................................................132

                                                      ARTICLE 8
                                                  EVENTS OF DEFAULT

Section 8.1       Payments.....................................................................................133
Section 8.2       Other Covenants..............................................................................133
Section 8.3       Other Financing Document Obligations.........................................................133
Section 8.4       Representations..............................................................................133
Section 8.5       Non-Payments of Other Indebtedness...........................................................133
Section 8.6       Defaults Under Other Agreements..............................................................133
Section 8.7       Bankruptcy Under US Law......................................................................134
Section 8.8       Bankruptcy Under Canadian Law................................................................134
Section 8.9       Money Judgment...............................................................................135
Section 8.10      Financing Documents..........................................................................135
Section 8.11      Non-Monetary Judgment........................................................................135
Section 8.12      Asset Seizures...............................................................................135
Section 8.13      Change of Control............................................................................136
Section 8.14      Material Adverse Change......................................................................136

                                                      ARTICLE 9
                                                       AGENTS

Section 9.1       Appointment of Agents........................................................................137
Section 9.2       Limitation of Duties of Agents...............................................................137
Section 9.3       Lack of Reliance on the Agents...............................................................138
Section 9.4       Certain Rights of the Agents.................................................................138
Section 9.5       Reliance by Agents...........................................................................138
Section 9.6       Notice of Default............................................................................139


                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
                                                                                                              ----
Section 9.7       Indemnification of Agents....................................................................139
Section 9.8       Agents in their Individual Capacity..........................................................139
Section 9.9       May Treat Lender as Owner....................................................................140
Section 9.10      Payments by Agents to Lenders................................................................140
Section 9.11      Restrictions on Actions by Lenders; Sharing of Payments......................................140
Section 9.12      Successor Agent..............................................................................141
Section 9.13      Co-Documentation Agents......................................................................142
Section 9.14      Syndication Agent............................................................................142
Section 9.15      Field Audit and Examination Reports..........................................................142
Section 9.16      Quebec Security..............................................................................143
Section 9.17      Agency for Perfection........................................................................143

                                                     ARTICLE 10
                                                    MISCELLANEOUS

Section 10.1      Notices......................................................................................144
Section 10.2      Amendments and Waivers.......................................................................144
Section 10.3      No Waiver; Remedies Cumulative...............................................................146
Section 10.4      Payment of Expenses, Indemnities, etc........................................................146
Section 10.5      Right of Setoff..............................................................................149
Section 10.6      Benefit of Agreement.........................................................................149
Section 10.7      Successors and Assigns; Participations and Assignments.......................................149
Section 10.8      Governing Law; Submission to Jurisdiction; etc...............................................153
Section 10.9      Independent Nature of Lenders' Rights........................................................155
Section 10.10     Invalidity...................................................................................155
Section 10.11     Renewal, Extension or Rearrangement..........................................................155
Section 10.12     Confidentiality..............................................................................155
Section 10.13     Interest ....................................................................................156
Section 10.14     Entire Agreement.............................................................................157
Section 10.15     Attachments..................................................................................157
Section 10.16     Counterparts.................................................................................157
Section 10.17     Survival of Indemnities......................................................................157
Section 10.18     Headings Descriptive.........................................................................157
Section 10.19     Exculpation Provisions.......................................................................158
Section 10.20     Secured Affiliate; Cash Management Affiliate.................................................158
